Dreyfus Variable
      Investment Fund,
      Appreciation Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund,  Appreciation Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Appreciation Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's Initial shares produced a total return of -8.68% and its Service shares produced a total return of -8.79% .(1) For the same period, the total return of the portfolio's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), was -13.15%.(2)

The stock market was hurt during the reporting period by deteriorating investor sentiment in the midst of several corporate accounting scandals. However, the portfolio did provide higher returns than its benchmark under these challenging conditions, primarily because of our consistent focus on high quality blue chip stocks.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-established multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At  the same time, we manage the portfolio with long-term investors in mind. Our
investment   approach  is  based  on  targeting  long-term  growth  rather  than
short-term    profit.

What other factors influenced the portfolio's performance?

The portfolio and market were strongly influenced by deteriorating investor sentiment. When the reporting period began, investors were looking forward to an economic recovery, and the market had rallied
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

off  the  lows  established  after  the  September  11  terrorist  attacks. Soon
thereafter,   however,  accounting  scandals  among  a  number  of  major  U.S.
corporations roiled the markets. As a result, investor sentiment turned negative, especially with regard to companies with complex finances, heavy debt loads or questionable earnings quality. What's more, investors were alternately optimistic and pessimistic about the strength and duration of the economic recovery.

In this environment, the portfolio benefited from its focus on large-cap companies with low debt levels and consistent earnings. A key part of our investment approach is to analyze carefully all aspects of a company's finances, including cash flow statements, balance sheets and income statements. This served the portfolio particularly well when accounting scrutiny intensified.

Consumer staples stocks contributed greatly to the portfolio's returns, both because of the portfolio' s relatively heavy exposure to the sector and a successful security selection strategy. Longtime holdings such as Procter & Gamble, Walgreen and Coca-Cola performed well when investors flocked to businesses with consistent earnings growth and products that dominate their markets. Procter & Gamble continued to rebound as key products gained market share and the company recovered from earlier earnings disappointments. Coca-Cola benefited from rising sales volumes in global markets and successful new products in the U.S. water and juice categories.

The portfolio also benefited from its relatively light exposure to the information technology group, which fell sharply because of persistently weak customer demand. We believe that valuations of many information technology companies remain high, despite the sector's prolonged bear market. Although the portfolio' s exposure to the troubled telecommunications group was in line with that of the S&P 500 Index, our focus within that sector on regional "Baby Bell" companies enabled the portfolio to achieve higher returns than the Index in this area.

On the other hand, the financial services sector detracted from the portfolio's performance. The portfolio's holdings of investment banks and transactional banks suffered from a downturn in the credit markets during the reporting period. We expect better business conditions for such companies as the economy gains momentum.

Changes to the portfolio during the reporting period included new positions in Kraft Foods and Anheuser-Busch Cos. Both companies are leaders in their industries, have improving business fundamentals and enjoy positive demographic outlooks. We sold the portfolio's position in EMC Corp. because of what we feel is greater price competition among data storage companies and continuing uncertainty in the information technology group.

What is the portfolio's current strategy?

We have continued to emphasize high quality companies that we believe have strong long-term growth potential.

Despite recently challenging market conditions, we remain optimistic about stocks. The economic environment has improved steadily, driven by the consumer and characterized by low interest rates and low inflation. In our view, investors have not yet factored the benefits of a stronger economy into stock prices. We also believe that the current controversy surrounding corporate accounting practices will ultimately be good for the market. Although it will take time, improvements in corporate disclosure and oversight should eventually bolster investor confidence.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

COMMON STOCKS--96.6%                                                                             Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

APPAREL--.7%

Christian Dior                                                                                   80,000  (b)           3,095,352

Polo Ralph Lauren                                                                               150,000                3,360,000

                                                                                                                       6,455,352

AUTOMOBILES & COMPONENTS--.8%

Ford Motor                                                                                      475,094                7,601,504

BANKING--3.6%

Bank of America                                                                                 192,108               13,516,719

SunTrust Banks                                                                                  275,000               18,623,000

                                                                                                                      32,139,719

CAPITAL GOODS--7.2%

Emerson Electric                                                                                180,000                9,631,800

General Electric                                                                              1,125,000               32,681,250

Honeywell International                                                                         270,000                9,512,100

Rockwell Automation                                                                             280,000                5,594,400

Rockwell Collins                                                                                280,000                7,677,600

                                                                                                                      65,097,150

DIVERSIFIED FINANCIALS--11.2%

American Express                                                                                330,000               11,985,600

Citigroup                                                                                       620,124               24,029,805

Federal Home Loan Mortgage                                                                      225,000               13,770,000

Federal National Mortgage Association                                                           360,000               26,550,000

Goldman Sachs Group                                                                              25,000                1,833,750

JP Morgan Chase & Co.                                                                           475,000               16,112,000

Merrill Lynch                                                                                   160,000                6,480,000

                                                                                                                     100,761,155

ENERGY--10.5%

BP Amoco, ADR                                                                                   450,000               22,720,500

ChevronTexaco                                                                                   210,000               18,585,000

Exxon Mobil                                                                                   1,235,664               50,563,371

Royal Dutch Petroleum, ADR                                                                       52,000                2,874,040

                                                                                                                      94,742,911

FOOD & DRUGS RETAILING--2.9%

Walgreen                                                                                        670,000               25,882,100

FOOD, BEVERAGE & TOBACCO--14.2%

Anheuser-Busch Cos.                                                                             182,000                9,100,000

Coca-Cola                                                                                       500,000               28,000,000

Kraft Foods                                                                                     250,000               10,237,500


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO (CONTINUED)

Nestle, ADR                                                                                     275,000               16,018,750

PepsiCo                                                                                         480,000               23,136,000

Philip Morris Cos.                                                                              950,000               41,496,000

J. M. Smucker                                                                                     4,400                  150,172

                                                                                                                     128,138,422

HEALTH CARE--14.4%

Abbott Laboratories                                                                             370,000               13,930,500

Johnson & Johnson                                                                               590,000               30,833,400

Lilly (Eli)                                                                                     260,000               14,664,000

Merck & Co.                                                                                     450,000               22,788,000

Pfizer                                                                                        1,300,000               45,500,000

Roche Holding, ADR                                                                               33,000                2,475,000

                                                                                                                     130,190,900

HOTELS, RESTAURANTS & LEISURE--1.1%

McDonald's                                                                                      345,000                9,815,250

HOUSEHOLD & PERSONAL PRODUCTS--3.9%

Colgate-Palmolive                                                                               260,000               13,013,000

Estee Lauder, Cl. A                                                                              50,000                1,760,000

Procter & Gamble                                                                                225,000               20,092,500

                                                                                                                      34,865,500

INSURANCE--5.2%

American International Group                                                                    169,220               11,545,880

Berkshire Hathaway, Cl. A                                                                           220  (a)          14,696,000

Berkshire Hathaway, Cl. B                                                                            15  (a)              33,510

Marsh & McLennan Cos.                                                                           215,000               20,769,000

                                                                                                                      47,044,390

MEDIA--4.4%

AOL Time Warner                                                                                 275,000  (a)           4,045,250

Fox Entertainment Group, Cl. A                                                                  300,000  (a)           6,525,000

McGraw-Hill Cos.                                                                                300,000               17,910,000

News Corp, ADR                                                                                    5,000                  114,650

Viacom, Cl. B                                                                                   225,000  (a)           9,983,250

Vivendi Universal, ADR                                                                           36,000                  774,000

                                                                                                                      39,352,150

RETAILING--3.0%

Wal-Mart Stores                                                                                 500,000               27,505,000

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

SOFTWARE & SERVICES--2.1%

Microsoft                                                                                       350,000  (a)          18,942,000

TECHNOLOGY HARDWARE & EQUIPMENT--5.5%

Cisco Systems                                                                                   672,000  (a)           9,374,400

Intel                                                                                         1,300,000               23,751,000

International Business Machines                                                                 220,000               15,840,000

Texas Instruments                                                                                25,600                  606,720

                                                                                                                      49,572,120

TELECOMMUNICATON SERVICES--3.7%

BellSouth                                                                                       430,000               13,545,000

SBC Communications                                                                              420,144               12,814,392

Verizon Communications                                                                          175,000                7,026,250

                                                                                                                      33,385,642

TRANSPORTATION--2.2%

Norfolk Southern                                                                                400,000                9,352,000

United Parcel Service, Cl. B                                                                    167,700               10,355,475

                                                                                                                      19,707,475

TOTAL COMMON STOCKS

   (cost $825,815,735)                                                                                               871,198,740
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.0%
--------------------------------------------------------------------------------

AUTOMOBILES & COMPONENTS--.6%

Ford Motor Capital Trust II, Conv., 6.50%                                                       100,000                5,625,000

MEDIA--.4%

News, ADS, Cum., $4428                                                                          175,000                3,456,250

TOTAL PREFERRED STOCKS

   (cost $9,386,056)                                                                                                   9,081,250


SHORT-TERM INVESTMENTS--2.4%                                                                     Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     7,334,086  (c)           7,334,086

Dreyfus Institutional Cash Advantage Plus Fund                                                8,645,752  (c)           8,645,752

Dreyfus Institutional Preferred Plus Money Market Fund                                        6,022,419  (c)           6,022,419

TOTAL SHORT-TERM INVESTMENTS

   (cost $22,002,257)                                                                                                 22,002,257
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $857,204,048)                                                             100.0%             902,282,247

CASH AND RECEIVABLES (NET)                                                                            0%                  24,778

NET ASSETS                                                                                        100.0%             902,307,025

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THIS SECURITY IS ON LOAN. AT JUNE 30, 2002, THE TOTAL
MARKET VALUE OF THE PORTFOLIO'S SECURITY ON LOAN IS $737,373 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $732,780.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS (SEE NOTE 3(D) IN THE
PORTFOLIO'S NOTES TO FINANCIAL STATEMENTS).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           857,204,048   902,282,247

Cash                                                                    138,144

Dividends and interest receivable                                     1,275,188

Collateral for securities loaned--Note 1(c)                             732,780

Receivable for shares of Beneficial Interest subscribed                 247,153

Prepaid expenses                                                         25,320

                                                                    904,700,832
--------------------------------------------------------------------------------

LIABILITES ($):

Due to The Dreyfus Corporation and affiliates                           358,432

Due to Fayez Sarofim & Co.                                              255,722

Payable for shares of Beneficial Interest redeemed                    1,021,561

Liability for securities loaned--Note 1(c)                              732,780

Accrued expenses                                                         25,312

                                                                      2,393,807
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      902,307,025
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     870,560,778

Accumulated undistributed investment income--net                      4,508,350

Accumulated net realized gain (loss) on investments                 (17,851,105)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   45,089,002
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      902,307,025

NET ASSET VALUE PER SHARE

                                                   Initial Shares       Service
                                                                         Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        847,613,301    54,693,724

Shares Outstanding                                     26,537,766     1,718,155
--------------------------------------------------------------------------------

NET ASSETS VALUE PER SHARE ($)                              31.94         31.83

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $89,201 foreign taxes withheld at source)     7,965,721

Interest                                                               315,835

TOTAL INCOME                                                         8,281,556

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,011,290

Sub-investment advisory fee--Note 3(a)                               1,564,989

Distribution fees--Note 3(b)                                            59,088

Custodian fees--Note 3(b)                                               36,063

Trustees' fees and expenses--Note 3(c)                                  34,959

Professional fees                                                       28,219

Prospectus and shareholders' reports                                    26,744

Loan commitment fees--Note 2                                             4,940

Shareholder servicing costs--Note 3(b)                                     395

Miscellaneous                                                            4,286

TOTAL EXPENSES                                                       3,770,973

INVESTMENT INCOME--NET                                               4,510,583
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (9,508,945)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                (83,664,241)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (93,173,186)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (88,662,603)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,510,583            7,937,840

Net realized gain (loss) on investments        (9,508,945)          (8,342,146)

Net unrealized appreciation (depreciation)
   on investments                             (83,664,241)         (94,903,262)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (88,662,603)         (95,307,568)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (56,879)          (7,746,030)

Service shares                                     (2,614)            (239,642)

TOTAL DIVIDENDS                                   (59,493)          (7,985,672)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                337,435,251          167,390,857

Service shares                                 25,803,516           37,645,027

Dividends reinvested:

Initial shares                                     56,879            7,746,030

Service shares                                      2,614              239,642

Cost of shares redeemed:

Initial shares                               (303,811,322)        (184,529,949)

Service shares                                 (1,625,042)          (1,744,457)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            57,861,896           26,747,150

TOTAL INCREASE (DECREASE) IN NET ASSETS       (30,860,200)         (76,546,090)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           933,167,225        1,009,713,315

END OF PERIOD                                 902,307,025          933,167,225

Undistributed investment income--net            4,508,350               57,260


                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     9,639,324            4,664,530

Shares issued for dividends reinvested              1,583              224,305

Shares redeemed                                (8,765,321)          (5,178,837)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     875,586             (290,002)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       745,088            1,064,634

Shares issued for dividends reinvested                 73                6,956

Shares redeemed                                   (48,145)             (50,464)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     697,016            1,021,126

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                    Six Months Ended
                                       June 30, 2002                                Year Ended December 31,
                                                        -------------------------------------------------------------------------
INITIAL SHARES                           (Unaudited)            2001           2000           1999            1998          1997
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         34.98           38.91          39.87          36.11           27.91         21.98

Investment Operations:

Investment income--net                           .16(a)          .30(a)         .27(a)         .25(a)          .20           .22

Net realized and unrealized
   gain (loss) on investments                  (3.20)          (3.93)          (.52)          3.88            8.21          5.95

Total from Investment Operations               (3.04)          (3.63)          (.25)          4.13            8.41          6.17

Distributions:

Dividends from investment
   income--net                                  (.00)(b)        (.30)          (.26)          (.22)           (.20)         (.22)

Dividends from net realized
   gain on investments                            --              --           (.45)          (.01)           (.01)         (.02)

Dividends in excess of net
   realized gain on investments                   --              --             --           (.14)             --            --

Total Distributions                             (.00)           (.30)          (.71)          (.37)           (.21)         (.24)

Net asset value, end of period                 31.94           34.98          38.91          39.87           36.11         27.91
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               (8.68)(c)       (9.31)          (.65)         11.46           30.22         28.05
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                         .39(c)          .78            .78            .78             .80           .80

Ratio of interest expense and
   loan commitment fees
   to average net assets                         .00(c,d)        .00(d)         .00(d)         .00(d)          .01            --

Ratio of net investment income
   to average net assets                         .47(c)          .84            .67            .64             .84          1.08

Portfolio Turnover Rate                          .36(c)         4.19           6.15           3.87            1.34          1.69
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               847,613         897,535      1,009,713      1,027,797         673,835       247,011

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              Six Months Ended
                                                                                June 30, 2002           Year Ended December 31,
                                                                                                    --------------------------
SERVICE SHARES                                                                    (Unaudited)           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    34.89          38.91          38.91

Investment Operations:

Investment income--net                                                                    .13(b)         .18(b)          --

Net realized and unrealized gain (loss)
   on investments                                                                       (3.19)         (3.94)            --

Total from Investment Operations                                                        (3.06)         (3.76)            --

Distributions:

Dividends from investment income--net                                                    (.00)(c)       (.26)            --

Net asset value, end of period                                                          31.83          34.89          38.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                        (8.79)(d)      (9.63)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .50(d)        1.10             --

Ratio of net investment income
   to average net assets                                                                  .37(d)         .53             --

Portfolio Turnover Rate                                                                   .36(d)        4.19           6.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  54,694         35,632              1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Appreciation Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (" Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co.
("   Sarofim"  ) serves   as   the   portfolio'  s   sub-investment   adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne
by    each    class    and    certain    voting    rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

credits of $544 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a
borrower    fail    to   return   the   securities   in   a   timely   manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $6,595,648 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.


The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $7,985,672. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio's average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio' s average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million;
and   .375   of   1%   over   $300   million.   The  fee  is  payable  monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $59,088 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $377 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $36,063 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. The portfolio derived $32,537 in income from these investments, which is included as interest income in the portfolio's Statement of Operations.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $67,209,183 and $3,307,843, respectively.

At June 30, 2002, accumulated net unrealized appreciation on investments was $45,078,199, consisting of $108,114,351 gross unrealized appreciation and $63,036,152 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                        For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Appreciation Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Advisor

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  112SA0602


      Dreyfus Variable
      Investment Fund,
      Balanced Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                             Balanced Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Balanced Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the portfolio, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the portfolio.

The U.S. stock and bond markets confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year. Bonds, however, generally performed better.

Despite these challenges, we are optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald   E.   Thunelius,   Director,   Dreyfus   Taxable   Fixed   Income   Team

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's total return was -9.88% for its Initial shares and -9.87% for its Service shares.(1) In comparison, the portfolio's benchmark, a hybrid index composed of 60% Standard & Poor' s 500 Composite Stock Price Index (the "S&P 500 Index") and 40% Lehman Brothers Intermediate Government/Credit Bond Index (the "Lehman Gov't/Credit Bond Index" ), provided a total return of -6.56% for the same period.(2)

We attribute the market and portfolio's negative performance to a particularly harsh environment for most stocks. The portfolio performed more weakly than its benchmark primarily due to our asset allocation strategy, which apportioned a relatively high percentage of assets to stocks.

What is the portfolio's investment approach?

The portfolio seeks to provide investment results that are greater than the total return performance of common stocks and bonds represented by a hybrid index, 60% of which is the S& P 500 Index and 40% of which is the Lehman Gov't/Credit Bond Index.

The portfolio is a balanced portfolio, with an allocation under normal circumstances of approximately 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds and economic fac-
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tors such as interest rates. In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on how a stock is priced relative to its perceived intrinsic worth, sustainability or growth of earnings and financial profile. We then use fundamental analysis to select what
we    believe    are    the    most    attractive    securities.

When choosing bonds, the portfolio managers review economic, market and other factors, leading to valuations by sector, maturity and quality. The portfolio's bond component consists primarily of domestic bonds issued by corporations or governments and rated investment grade or considered to be of comparable quality by Dreyfus.

What other factors influenced the portfolio's performance?

The U.S. economy experienced a modest return to growth during the reporting period, and interest rates leveled after more than a year of steady declines. Bond prices scored modest gains in this environment, but stock prices remained under pressure from the war on terrorism, conflict in the Middle East and
various    domestic    economic    concerns.

In anticipation of improving economic fundamentals, the portfolio emphasized stocks over bonds. Likewise, we concentrated on industry groups, such as technology and consumer cyclicals, that we believed were likely to benefit from accelerating economic growth. Unfortunately, the pace of economic recovery proved slower than expected, causing these areas to suffer declines. Substantial gains in several traditionally value-oriented market sectors helped cushion the portfolio' s losses. In consumer staples, strong returns were driven by investments in household product companies such as Procter & Gamble, beverage companies such as Coca-Cola, and food companies such as Kraft Foods. A wide range of basic materials holdings, including International Paper, Dow Chemical, and Air Products and Chemicals, delivered positive returns. In addition, investments in energy stocks such as ExxonMobil and XTO Energy benefited from the prospect of rising oil prices.

Positive performance on the fixed-income side also helped to limit the portfolio' s losses. Interest-rate-sensitive bonds, such as U.S. government
securities,   benefited   from   uncertainty   surrounding   the   strength  an

sustainability of the economic recovery. Because of the uneven pace of recovery, many investors pushed back their initial expectations of the timing of eventual interest-rate hikes. Accordingly, the fund' s holdings of U.S. government securities posted relatively strong returns. On the other hand, some of those gains were offset by weaker returns from credit-sensitive corporate bonds, which were hurt by accounting-related scandals affecting a handful of major U.S. corporations.

What is the portfolio's current strategy?

In light of the U.S. economy's continuing, albeit slow, return to growth, we have continued to emphasize stocks over bonds. Among stocks, we have continued to focus on industry groups that we believe are likely to benefit from an economic recovery, including technology and consumer cyclicals stocks. We have de-emphasized areas, such as utilities and consumer staples, where we see relatively weak opportunities for capital appreciation and our research team helps us target companies with strong financial fundamentals as we build the portfolio one security at a time. In the portfolio's bond portion, we have maintained our focus on U.S. government securities. Of course, we may look to move more aggressively into credit-sensitive bonds as we deem appropriate if,
for   example,   we   see   signs   of   improvement   in  investor  sentiment.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

COMMON STOCKS--65.1%                                                                             Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.6%

CDW Computer Centers                                                                              6,000  (a)             280,860

Lamar Advertising                                                                                10,000  (a)             372,100

McGraw-Hill Cos.                                                                                 16,200                  967,140

                                                                                                                       1,620,100

CONSUMER DURABLES--1.0%

Electronic Arts                                                                                   6,100  (a)             402,905

Ford Motor                                                                                       16,000                  256,000

Goodyear Tire & Rubber                                                                           17,000                  318,070

                                                                                                                         976,975

CONSUMER NON-DURABLES--5.2%

Coca-Cola                                                                                         9,200                  515,200

Colgate-Palmolive                                                                                 4,000                  200,200

Jones Apparel Group                                                                              12,900  (a)             483,750

Kimberly-Clark                                                                                   10,300                  638,600

Kraft Foods, Cl. A                                                                               17,000                  696,150

Pepsi Bottling Group                                                                             11,000                  338,800

PepsiCo                                                                                           8,300                  400,060

Philip Morris Cos.                                                                               20,000                  873,600

Procter & Gamble                                                                                 13,600                1,214,480

                                                                                                                       5,360,840

CONSUMER SERVICES--3.1%

Carnival                                                                                         21,500                  595,335

Clear Channel Communications                                                                     12,000  (a)             384,240

EchoStar Communications, Cl. A                                                                   12,000  (a)             222,720

USA Interactive                                                                                  16,400  (a)             384,580

Univision Communications, Cl. A                                                                  11,000  (a)             345,400

Viacom, Cl. B                                                                                    23,000  (a)           1,020,510

Westwood One                                                                                      6,700  (a)             223,914

                                                                                                                       3,176,699

ELECTRONIC TECHNOLOGY--8.8%

Altera                                                                                           10,000  (a)             136,000

Analog Devices                                                                                   10,000  (a)             297,000

Applied Materials                                                                                10,000  (a)             190,200

Boeing                                                                                            9,000                  405,000

Cisco Systems                                                                                    63,400  (a)             884,430

Dell Computer                                                                                    35,100  (a)             917,514

General Dynamics                                                                                  3,600                  382,860


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Hewlett-Packard                                                                                  29,727                  454,229

Intel                                                                                            55,600                1,015,812

International Business Machines                                                                  15,700                1,130,400

Jabil Circuit                                                                                    20,000  (a)             422,200

L-3 Communications Holdings                                                                       4,600  (a)             248,400

Micron Technology                                                                                18,000  (a)             363,960

Motorola                                                                                         41,000                  591,220

National Semiconductor                                                                           14,000  (a)             408,380

Raytheon                                                                                          9,000                  366,750

Teradyne                                                                                         14,000  (a)             329,000

Texas Instruments                                                                                10,000                  237,000

United Technologies                                                                               3,800                  258,020

                                                                                                                       9,038,375

ENERGY MINERALS--5.5%

Anadarko Petroleum                                                                               20,000                  986,000

ChevronTexaco                                                                                     4,600                  407,100

Conoco                                                                                           15,000                  417,000

Exxon Mobil                                                                                      42,400                1,735,008

Ocean Energy                                                                                     27,000                  585,090

Phillips Petroleum                                                                                3,700                  217,856

Royal Dutch Petroleum (New York Shares), ADR                                                     12,200                  674,294

XTO Energy                                                                                       27,000                  556,200

                                                                                                                       5,578,548

FINANCE--11.5%

Allstate                                                                                         16,000                  591,680

American Express                                                                                 11,000                  399,520

American International Group                                                                     23,200                1,582,936

Bank of America                                                                                  20,900                1,470,524

Bank of New York                                                                                 10,300                  347,625

Citigroup                                                                                        47,900                1,856,125

Fannie Mae                                                                                       11,200                  826,000

FleetBoston Financial                                                                            15,000                  485,250

Goldman Sachs Group                                                                               2,700                  198,045

Household International                                                                          10,000                  497,000

J.P. Morgan Chase & Co.                                                                           7,700                  261,184

MBNA                                                                                             19,500                  644,865

Marsh & McLennan Cos.                                                                             4,000                  386,400

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan Stanley                                                                                   12,000                  516,960

Travelers Property Casualty, Cl. A                                                               21,000                  371,700

Wells Fargo                                                                                      17,400                  871,044

XL Capital, Cl. A                                                                                 5,000                  423,500

                                                                                                                      11,730,358

HEALTH SERVICES--1.9%

Express Scripts                                                                                   7,000  (a)             350,770

HCA                                                                                              20,000                  950,000

Quest Diagnostics                                                                                 2,000  (a)             172,100

WellPoint Health Networks                                                                         6,200  (a)             482,422

                                                                                                                       1,955,292

HEALTH TECHNOLOGY--6.5%

Abbott Laboratories                                                                              11,500                  432,975

Amgen                                                                                            10,600  (a)             443,928

Bard (C.R.)                                                                                       5,000                  282,900

Bristol-Myers Squibb                                                                             10,500                  269,850

Johnson & Johnson                                                                                23,100                1,207,206

Merck & Co.                                                                                       7,200                  364,608

Pfizer                                                                                           54,900                1,921,500

Pharmacia                                                                                        14,000                  524,300

St. Jude Medical                                                                                  3,700  (a)             273,245

Teva Pharmaceutical Industries, ADR                                                               5,000                  333,900

Wyeth                                                                                            12,000                  614,400

                                                                                                                       6,668,812

INDUSTRIAL SERVICES--1.0%

Schlumberger                                                                                     15,000                  697,500

Transocean                                                                                       10,000                  311,500

                                                                                                                       1,009,000

NON-ENERGY MINERALS--.4%

Alcoa                                                                                            11,100                  367,965

PROCESS INDUSTRIES--1.6%

Air Products & Chemicals                                                                          5,000                  252,350

Dow Chemical                                                                                     13,000                  446,940

International Paper                                                                              11,000                  479,380

Praxair                                                                                           7,300                  415,881

                                                                                                                       1,594,551

PRODUCER MANUFACTURING--4.0%

Caterpillar                                                                                       7,000                  342,650


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Danaher                                                                                           7,000                  464,450

General Electric                                                                                 78,800                2,289,140

Honeywell International                                                                           8,000                  281,840

Masco                                                                                            18,000                  487,980

3M                                                                                                2,200                  270,600

                                                                                                                       4,136,660

RETAIL TRADE--5.2%

Federated Department Stores                                                                       6,800  (a)             269,960

Home Depot                                                                                       15,700                  576,661

Lowe's Cos.                                                                                      12,400                  562,960

May Department Stores                                                                            11,500                  378,695

Safeway                                                                                          10,300  (a)             300,657

Sears, Roebuck & Co.                                                                              8,900                  483,270

Staples                                                                                          20,000  (a)             394,000

Target                                                                                           26,300                1,002,030

Wal-Mart Stores                                                                                  24,200                1,331,242

                                                                                                                       5,299,475

TECHNOLOGY SERVICES--5.3%

AOL Time Warner                                                                                  34,500  (a)             507,495

Accenture, Cl. A                                                                                 19,000                  361,000

Adobe Systems                                                                                     9,900                  282,150

Computer Sciences                                                                                 8,000  (a)             382,400

Electronic Data Systems                                                                           4,500                  167,175

First Data                                                                                        8,000                  297,600

Microsoft                                                                                        46,300  (a)           2,505,756

Oracle                                                                                           51,500  (a)             487,705

SunGard Data Systems                                                                             14,700  (a)             389,256

                                                                                                                       5,380,537

UTILITIES--2.5%

AT&T                                                                                             29,300                  313,510

BellSouth                                                                                        11,600                  365,400

Duke Energy                                                                                      12,000                  373,200

Liberty Media, Cl. A                                                                             32,000  (a)             304,000

SBC Communications                                                                               20,100                  613,050

Verizon Communications                                                                           14,700                  590,205

                                                                                                                       2,559,365

TOTAL COMMON STOCKS

   (cost $71,311,502)                                                                                                 66,453,552

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES--30.4%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.4%

Boeing Capital, Sr. Notes,

   5.75%, 2/15/2007                                                                             203,000                  210,863

Goodrich (BF), Notes,

   7%, 4/15/2038                                                                                220,000                  193,893

                                                                                                                         404,756

AIRLINES--.5%

American Airline, Pass-Through Trust Ctfs.,

   Ser. 2001-1, Cl. A-2, 6.817%, 5/23/2011                                                      150,000                  151,037

Continental Airlines, Pass-Through Trust Ctfs.:

   Ser. 2000-2, Cl. A-1, 7.707%, 4/2/2021                                                       189,590                  191,349

   Ser. 2001-1, Cl. A-1, 6.703%, 6/15/2021                                                      146,585                  143,708

                                                                                                                         486,094

ASSET-BACKED CERTIFICATES--.7%

Countrywide, Ser. 2002-S2, Cl. A5,

   5.478%, 1/25/2017                                                                            444,000                  446,532

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.80%, 7/15/2014                                                       305,000                  311,832

                                                                                                                         758,364

AUTO MANUFACTURING--1.3%

Ford Motor Credit, Notes:

   6.50%, 1/25/2007                                                                             210,000                  210,397

   7.25%, 10/25/2011                                                                            265,000                  266,717

General Motors Acceptance Corp.:

  Bonds:

      8%, 11/1/2031                                                                             411,000                  421,553

   Notes:

      6.125%, 9/15/2006                                                                         451,000                  457,803

                                                                                                                       1,356,470

BANKING--2.0%

Abbey National, Bonds,

   6.70%, 6/15/2008                                                                             455,000  (c,d)           473,512

Countrywide Home Loan, Gtd. Notes,

   5.625%, 5/15/2007                                                                            400,000                  409,457

IBJ Preferred Capital, Bonds,

   8.79%, 6/30/2008                                                                             138,000  (b,c,d)         114,095

KBC Bank Funding Trust III,

  Gtd. Non-Cumulative Trust Preferred Securities,

   9.86%, 11/2/2009                                                                             395,000  (b,c,d)         466,981

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar Preference Shares,

   9.118%, 3/31/2010                                                                            478,000  (d)             563,141

                                                                                                                       2,027,186


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

BEVERAGES & BOTTLING--.5%

PanAmerican Beverages, Sr. Notes,

   7.25%, 7/1/2009                                                                              470,000                  474,658

CABLE & MEDIA--.5%

AOL Time Warner, Bonds,

   7.70%, 5/1/2032                                                                              132,000                  117,412

TCI Communication Financing III, Gtd. Notes,

   9.65%, 3/31/2027                                                                             253,000                  253,133

Viacom, Gtd. Notes,

   6.625%, 5/15/2011                                                                            149,000                  153,204

                                                                                                                         523,749

CONGLOMERATES--.2%

Tyco International Group, Gtd. Notes:

   5.80%, 8/1/2006                                                                              275,000                  217,291

   6.75%, 2/15/2011                                                                              51,000                   39,677

                                                                                                                         256,968

ELECTRONICS--.2%

Hewlett-Packard, Notes,

   5.75%, 12/15/2006                                                                            198,000                  200,196

FINANCE--1.5%

Goldman Sachs Group, Notes,

   6.60%, 1/15/2012                                                                             177,000                  180,611

Household Finance, Notes:

   6.75%, 5/15/2011                                                                             348,000                  343,073

   7%, 5/15/2012                                                                                250,000                  249,026

International Lease Finance, Notes,

   6.375%, 3/15/2009                                                                            365,000                  377,864

UBS Preferred Funding Trust I,

  Gtd. Non-Cumulative Capital Trust Securities,

   8.622%, 10/1/2010                                                                            200,000  (c,d)           229,546

USA Education, Notes,

   5.625%, 4/10/2007                                                                            135,000                  139,584

                                                                                                                       1,519,704

FOOD PROCESSOR--.2%

Tyson Foods, Notes,

   8.25%, 10/1/2011                                                                             205,000                  226,539

FOREIGN/GOVERNMENTAL--.5%

United Mexican States:

   Bonds, Ser. B, 6.25%, 12/31/2019                                                             250,000                  236,875

   Bonds, Ser. MTN, 8.30%, 8/15/2031                                                            300,000                  292,500

                                                                                                                         529,375

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER--.2%

Bowater Canada Finance, Gtd. Notes,

   7.95%, 11/15/2011                                                                            225,000                  232,534

INSURANCE--1.0%

Ace Capital Trust II, Gtd. Notes,

   9.70%, 4/1/2030                                                                              502,000                  606,218

Mercury General, Sr. Notes,

   7.25%, 8/15/2011                                                                              73,000                   78,191

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                    367,000  (b,d)           384,540

                                                                                                                       1,068,949

METALS & MINING--1.2%

Alcoa, Notes,

   6%, 1/15/2012                                                                                537,000                  552,089

Barrick Gold Finance, Gtd. Notes,

   7.50%, 5/1/2007                                                                              115,000                  124,699

Falconbridge, Notes,

   7.35%, 6/5/2012                                                                              135,000                  139,155

Inco, Notes,

   7.75%, 5/15/2012                                                                             430,000                  444,752

                                                                                                                       1,260,695

OIL & GAS--.3%

Pemex Project Funding Master Trust, Gtd. Notes,

   8.50%, 2/15/2008                                                                             325,000                  338,000

PUBLISHING--.3%

Thomson, Bonds,

   5.75%, 2/1/2008                                                                              265,000                  267,082

RETAIL STORES--.4%

Sears Roebuck Acceptance, Notes,

   6.75%, 8/15/2011                                                                             392,000                  402,613

SERVICES--.1%

Computer Sciences, Notes,

   6.75%, 6/15/2006                                                                             130,000                  137,718

STRUCTURED INDEX--1.7%

Morgan Stanley Tracers, Notes,

   7.22%, 9/15/2011                                                                           1,632,000  (b,e)         1,688,054

TELECOMMUNICATIONS--1.0%

ALLTEL, Sr. Notes,

   7%, 7/1/2012                                                                                 115,000                  114,949


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

AT&T, Sr. Notes,

   7.30%, 11/15/2011                                                                            114,000  (b)              94,797

AT&T Wireless Services, Notes,

   8.125%, 5/1/2012                                                                             179,000                  146,238

British Telecommunications, Notes,

   8.125%, 12/15/2010                                                                           211,000                  230,031

Citizens Communications, Notes,

   9.25%, 5/15/2011                                                                             230,000                  218,736

France Telecom, Notes,

   7.75%, 3/1/2011                                                                              190,000                  173,786

                                                                                                                         978,537

TOBACCO--.5%

Philip Morris Cos.:

   Debs.,
      7.75%, 1/15/2027                                                                           68,000                   72,316

   Notes,
      7.65%, 7/1/2008                                                                           370,000                  406,265

                                                                                                                         478,581

UTILITIES/GAS & ELECTRIC--.6%

Long Island Lighting, Debs.,

   8.20%, 3/15/2023                                                                              82,000                   85,644

NiSource Finance, Gtd. Notes,

   7.875%, 11/15/2010                                                                           193,000                  199,770

PSEG Energy Holdings, Sr. Notes,

   8.50%, 6/15/2011                                                                             140,000                  130,916

Southern Co. Capital Funding, Gtd. Notes, Ser. A,

   5.30%, 2/1/2007                                                                              165,000                  167,569

                                                                                                                         583,899

U.S. GOVERNMENT & AGENCIES--14.6%

Federal Home Loan Mortgage Corp.:

  Mortgage Backed,

      6.50%, 7/15/2029                                                                        2,200,000  (f)           2,244,000

   Notes:

      6.375%, 11/15/2003                                                                      1,500,000                1,579,441

      5%, 1/15/2004                                                                           2,450,000                2,540,182

      3.75%, 4/15/2004                                                                        1,200,000                1,219,824

      5.125%, 10/15/2008                                                                      1,620,000                1,652,303

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Federal National Mortgage Association:

  Notes:

      5%, 2/14/2003                                                                           1,000,000                1,018,265

      4.75%, 11/14/2003                                                                         500,000                  515,619

      5.125%, 2/13/2004                                                                       1,410,000                1,463,579

      7%, 7/15/2005                                                                             355,000                  388,495

      6%, 12/15/2005                                                                          1,100,000                1,175,519

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                            881,000  (g)           1,018,237

U.S. Treasury Inflation Protection Securities,

   3.875%, 1/15/2009                                                                             58,000  (g)              67,542

                                                                                                                      14,883,006

TOTAL BONDS AND NOTES

   (cost $30,831,515)                                                                                                 31,083,727
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--6.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--2.4%

San Paolo U.S. Financial,

   2%, 7/1/2002                                                                               2,500,000                2,500,000

U.S. TREASURY BILLS--3.6%

   1.66%, 7/5/2002                                                                              190,000                  189,964

   1.68%, 7/18/2002                                                                           1,075,000                1,074,172

   1.65%, 7/25/2002                                                                           2,400,000                2,397,384

                                                                                                                       3,661,520

TOTAL SHORT-TERM INVESTMENTS

   (cost $6,161,462)                                                                                                   6,161,520
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $108,304,479)                                                             101.5%             103,698,799

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.5%)             (1,522,855)

NET ASSETS                                                                                        100.0%             102,175,944

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002,
THESE SECURITIES AMOUNTED TO $2,748,467 OR 2.7% OF NET ASSETS.

(C)THE  STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
THE    INTEREST    RATE    BECOMES    SUBJECT    TO    PERIODIC    CHANGE.

(D)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(E)  SECURITY LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(F)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(G)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

June 30, 2002 (Unaudited)

                                                                 Market Value                                        Unrealized
                                                                   Covered by                                     (Depreciation)
                                               Contracts         Contracts ($)              Expiration          at 6/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

10 Year U.S. Treasury Notes                           15            1,608,516           September 2002                   (1,875)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--

   See Statement of Investments                       108,304,479   103,698,799

Cash                                                                    225,715

Receivable for investment securities sold                             2,187,711

Dividends and interest receivable                                       533,521

Prepaid expenses                                                          2,908

                                                                   106,648,654
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            77,208

Payable for investment securities purchased                           4,294,847

Payable for shares of Beneficial Interest redeemed                       70,187

Payable for futures variation margin--Note 4                              7,834

Loan commitment fees payable--Note 2                                        294

Accrued expenses                                                         22,340

                                                                      4,472,710
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      102,175,944
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     123,308,869

Accumulated undistributed investment income--net                        160,929

Accumulated net realized gain (loss) on investments                 (16,686,299)

Accumulated net unrealized appreciation
  (depreciation) on investments [including ($1,875)
  net unrealized (depreciation) on financial futures]                (4,607,555)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      102,175,944

NET ASSET VALUE PER SHARE

                                                   Initial Shares       Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         80,373,255     21,802,689

Shares Outstanding                                      6,740,014      1,829,698
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               11.92          11.92

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               874,437

Cash dividends (net of $3,132 foreign taxes withheld at source)        440,112

TOTAL INCOME                                                         1,314,549

EXPENSES:

Investment advisory fee--Note 3(a)                                     406,897

Distribution fees--Note 3(b)                                            24,145

Custodian fees--Note 3(b)                                               19,178

Professional fees                                                       13,068

Prospectus and shareholders' reports                                    10,102

Trustees' fees and expenses--Note 3(c)                                   5,253

Loan commitment fees--Note 2                                               672

Shareholder servicing costs--Note 3(b)                                     436

Miscellaneous                                                            3,515

TOTAL EXPENSES                                                         483,266

Less--waiver of fees due to undertaking--Note 3(a)                      (9,241)

NET EXPENSES                                                           474,025

INVESTMENT INCOME--NET                                                 840,524
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,460,357)

Net realized gain (loss) on financial futures                         (329,013)

NET REALIZED GAIN (LOSS)                                            (3,789,370)

Net unrealized appreciation (depreciation) on
  investments [including ($56,000) net unrealized
  (depreciation) on financial futures]                              (8,268,354)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (12,057,724)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (11,217,200)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            840,524            2,038,238

Net realized gain (loss) on investments        (3,789,370)         (11,057,429)

Net unrealized appreciation
   (depreciation) on investments               (8,268,354)          (1,271,813)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (11,217,200)         (10,291,004)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (724,833)          (2,040,020)

Service shares                                   (164,303)            (145,702)

TOTAL DIVIDENDS                                  (889,136)          (2,185,722)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    864,441           10,402,545

Service shares                                  9,363,489           15,852,378

Dividends reinvested:

Initial shares                                    724,833            2,040,020

Service shares                                    164,303              145,702

Cost of shares redeemed:

Initial shares                                 (7,738,592)          (9,585,368)

Service shares                                   (782,398)            (261,892)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             2,596,076           18,593,385

TOTAL INCREASE (DECREASE) IN NET ASSETS        (9,510,260)           6,116,659
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           111,686,204          105,569,545

END OF PERIOD                                 102,175,944          111,686,204

Undistributed investment income--net              160,929              209,541


                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        67,064               730,687

Shares issued for dividends reinvested             57,936               152,859

Shares redeemed                                  (600,754)             (707,757)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (475,754)              175,789
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       725,011             1,162,231

Shares issued for dividends reinvested             13,207                11,112

Shares redeemed                                   (63,174)              (18,706)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     675,044             1,154,637

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                   Six Months Ended
                                      June 30, 2002                                  Year Ended December 31,
                                                             ----------------------------------------------------------------------
INITIAL SHARES                           (Unaudited)            2001(a)         2000          1999           1998          1997(b)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        13.34            15.00           16.02         15.94          14.04         12.50

Investment Operations:

Investment income--net                          .11(c)           .27(c)          .52(c)        .47(c)         .43           .25

Net realized and unrealized
   gain (loss) on investments                 (1.42)           (1.65)           (.97)          .80           2.67          2.06

Total from Investment Operations              (1.31)           (1.38)           (.45)         1.27           3.10          2.31

Distributions:

Dividends from investment
   income--net                                 (.11)            (.28)           (.48)         (.46)          (.43)         (.25)

Dividends from net realized
   gain on investments                           --               --            (.09)         (.73)          (.77)         (.52)

Total Distributions                            (.11)            (.28)           (.57)        (1.19)         (1.20)         (.77)

Net asset value, end of period                11.92            13.34           15.00         16.02          15.94         14.04
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              (9.88)(d)        (9.12)          (2.98)         8.13          22.34         18.48(d)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           .42(d)           .85             .85           .86            .87           .67(d)

Ratio of net investment income

   to average net assets                        .83(d)          1.92            3.35          2.94           2.98          1.91(d)

Portfolio Turnover Rate                      141.28(d)        128.44          111.66         98.61         111.75         45.78(d)
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               80,373           96,290         105,569        90,130         59,841        41,144

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR
INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001
WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE
BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.02% TO 1.92%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B) FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                         Six Months Ended
                                                                            June 30, 2002             Year Ended December 31,
                                                                                                   ----------------------------
SERVICE SHARES                                                                 (Unaudited)           2001(a)          2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                13.33           15.00            15.00

Investment Operations:

Investment income--net                                                                .10(c)          .22(c)            --

Net realized and unrealized
   gain (loss) on investments                                                       (1.41)          (1.63)              --

Total from Investment Operations                                                    (1.31)          (1.41)              --

Distributions:

Dividends from investment income--net                                                (.10)           (.26)              --

Net asset value, end of period                                                      11.92           13.33            15.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                    (9.87)(d)       (9.31)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               .48(d)         1.00               --

Ratio of net investment income

   to average net assets                                                              .78(d)         1.66               --

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                     .05(d)          .16               --

Portfolio Turnover Rate                                                            141.28(d)       128.44           111.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              21,803          15,396               --(e)

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR
INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001
WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE
BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 1.77% TO 1.66%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Balanced Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Credit Bond Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of    the    Board    of    Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $155 during the period ended June 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $11,088,410 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $657,546 of the carryover expires in fiscal 2008 and $10,430,864 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $2,185,722. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.


NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $9,241, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $24,145 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $31 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $19,178 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2002, amounted to $152,152,231 and $156,367,908, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2002 are set forth in the Statement of Financial Futures.

At  June  30,  2002,  accumulated net unrealized depreciation on investments was
$4,605,680,   consisting   of   $4,275,921  gross  unrealized  appreciation  and
$8,881,601 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                        For More Information

                        Dreyfus Variable Investment Fund,
                        Balanced Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  154SA0602


      Dreyfus Variable
      Investment Fund,
      Disciplined Stock
      Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Disciplined Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Bert J. Mullins and D. Gary Richardson.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Bert J. Mullins and D. Gary Richardson, Portfolio Managers

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's total return was -12.78% for its Initial shares and -12.84% for its Service shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -13.15%.(2)

We attribute the portfolio' s negative returns to exceptionally challenging market conditions for most equities. However, the portfolio slightly outperformed its benchmark, primarily due to relatively good returns from some of the portfolio's long-term holdings and from our success in avoiding some of the market's worst-performing technology stocks.

What is the portfolio's investment approach?

The portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the S& P 500 Index. The portfolio invests in a diversified array of large companies that meet our standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but also exhibit what we believe to be higher than expected earnings potential. A team of experienced analysts examines the fundamentals of what we believe are the top candidates. The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with market timing and sector and
industry   exposure.  Market  timing  refers  to  the  practice   The  Portfoli


DISCUSSION OF PERFORMANCE (CONTINUED)

of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a portfolio's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal typically is to look to remain neutral to the industry and sector allocations of the S&P 500 Index. The result has been a
broadly    diversified    portfolio    of    carefully    selected    stocks.

What other factors influenced the portfolio's performance?

After almost a year of slowing economic activity, the U.S. economy showed signs of recovery during the first six months of 2002. However, a host of factors drove stock prices lower during the reporting period. These included the disappointing pace of an economic recovery, global instability related to the war on terrorism, conflict in the Middle East and accounting-related
difficulties    at    several    prominent    U.S.    companies.

These conditions generally hurt growth-oriented stocks to a greater degree more than defensive, value-oriented securities. As a result, the portfolio performed slightly weaker than its benchmark for the first five months of the reporting period. The search for earnings momentum led the portfolio to a mild tilt in favor of stocks with growth characteristics. However, during the month of June, several individual holdings performed relatively well, enabling the portfolio's overall performance for the reporting period to catch up to, and slightly surpass, the benchmark.

Surprisingly, the portfolio derived most of its good relative performance from technology, the area responsible for the greatest percentage of the benchmark's overall losses. Although technology contributed to the portfolio's losses as well, relative performance benefited from the success of our fundamental analytical approach in avoiding some of the securities suffering the steepest declines, such as Nortel Networks, Lucent, Sun Microsystems, Hewlett-Packard, Texas Instruments and Oracle. Performance also benefited from greater than
average    exposure    to    software    vendor    Intuit.


In other industry groups, the portfolio held its share of weak-performing stocks, such as energy company El Paso, corporate communications provider Omnicom and drug maker King Pharmaceuticals. However, above-average results from other investments helped compensate for these declines, particularly the portfolio' s holdings of defense contractor Lockheed Martin and pharmaceutical supplier AmerisourceBergen.

What is the portfolio's current strategy?

As of June 30, 2002, the portfolio held positions in approximately 132 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 24% of the portfolio, so that the portfolio' s performance was not overly dependent on any one stock but was determined by a large number of securities.

We have continued to adhere to our disciplined investment process. We believe our approach of identifying stocks with a favorable combination of attractive valuations and strong earnings momentum can help investors avoid unnecessary investment risks while achieving consistently above-average returns.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--98.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.3%

Anheuser-Busch Cos.                                                                              21,200                1,060,000

Philip Morris Cos.                                                                               55,100                2,406,768

                                                                                                                       3,466,768

CONSUMER CYCLICAL--10.7%

AutoZone                                                                                          9,900  (a)             765,270

BJ's Wholesale Club                                                                               8,700  (a)             334,950

Best Buy                                                                                         28,600  (a)           1,038,180

Cendant                                                                                          26,200  (a)             416,056

Darden Restaurants                                                                               19,400                  479,180

General Motors                                                                                   16,700                  892,615

Johnson Controls                                                                                 12,900                1,052,769

Kohl's                                                                                           19,700  (a)           1,380,576

Lear                                                                                             10,600  (a)             490,250

Lowe's Cos.                                                                                      38,900                1,766,060

Sears, Roebuck & Co.                                                                             16,200                  879,660

Starwood Hotels & Resorts Worldwide                                                              13,800                  453,882

Target                                                                                           38,500                1,466,850

Wal-Mart Stores                                                                                  81,500                4,483,315

                                                                                                                      15,899,613

CONSUMER STAPLES--7.2%

Archer-Daniels-Midland                                                                           31,205                  399,112

Avon Products                                                                                    16,200                  846,288

Estee Lauder Cos., Cl. A                                                                         11,700                  411,840

Fortune Brands                                                                                   10,600                  593,600

Kellogg                                                                                          17,100                  613,206

Kimberly-Clark                                                                                   13,600                  843,200

Kraft Foods, Cl. A                                                                               22,100                  904,995

Newell Rubbermaid                                                                                17,200                  603,032

PepsiCo                                                                                          48,930                2,358,426

Procter & Gamble                                                                                 34,360                3,068,348

                                                                                                                      10,642,047

ENERGY RELATED--8.6%

Anadarko Petroleum                                                                               14,800                  729,640

BP, ADR                                                                                          10,000                  504,900

ChevronTexaco                                                                                    24,228                2,144,178

Conoco                                                                                           17,600                  489,280


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Dominion Resources                                                                               17,900                1,184,980

ENSCO International                                                                              14,100                  384,366

El Paso                                                                                          35,039                  722,154

Exxon Mobil                                                                                      72,230                2,955,652

Kerr-McGee                                                                                       11,870                  635,638

Noble                                                                                            33,000  (a)           1,273,800

Phillips Petroleum                                                                               18,000                1,059,840

Rowan Cos.                                                                                       35,400                  759,330

                                                                                                                      12,843,758

HEALTH CARE--13.5%

Abbott Laboratories                                                                              43,300                1,630,245

AmerisourceBergen                                                                                16,000                1,216,000

Amgen                                                                                            31,800  (a)           1,331,784

Forest Laboratories                                                                               8,400  (a)             594,720

IDEC Pharmaceuticals                                                                             18,100  (a)             641,645

Johnson & Johnson                                                                                16,100                  841,386

King Pharmaceuticals                                                                             25,900  (a)             576,275

Lilly (Eli) & Co.                                                                                24,799                1,398,664

Medtronic                                                                                        16,600                  711,310

Pfizer                                                                                          128,762                4,506,670

Pharmacia                                                                                        41,200                1,542,940

Quest Diagnostics                                                                                14,300  (a)           1,230,515

Tenet Healthcare                                                                                 13,000  (a)             930,150

UnitedHealth Group                                                                               11,800                1,080,290

Wyeth                                                                                            36,000                1,843,200

                                                                                                                      20,075,794

INTEREST SENSITIVE--22.2%

Ambac Financial Group                                                                            12,975                  871,920

American International Group                                                                     28,701                1,958,269

Bank of America                                                                                  50,700                3,567,252

Bear Stearns Cos.                                                                                 8,100                  495,720

Block (H&R)                                                                                      11,900                  549,185

Charter One Financial                                                                            31,435                1,080,735

Citigroup                                                                                        90,766                3,517,182

Equity Office Properties Trust                                                                   11,900                  358,190

Fannie Mae                                                                                       35,000                2,581,250

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Fifth Third Bancorp                                                                              16,900                1,126,385

Freddie Mac                                                                                       7,900                  483,480

General Electric                                                                                123,550                3,589,128

Goldman Sachs Group                                                                               7,500                  550,125

Hartford Financial Services Group                                                                15,500                  921,785

Jefferson-Pilot                                                                                   9,530                  447,910

John Hancock Financial Services                                                                  21,700                  763,840

Lehman Brothers Holdings                                                                         12,700                  794,004

MBNA                                                                                             50,050                1,655,153

MGIC Investment                                                                                   9,700                  657,660

Morgan Stanley                                                                                    8,300                  357,564

SouthTrust                                                                                       20,300                  530,236

U.S. Bancorp                                                                                     34,442                  804,221

Wachovia                                                                                         38,800                1,481,384

Washington Mutual                                                                                54,900                2,037,339

Wells Fargo                                                                                      35,600                1,782,136

                                                                                                                      32,962,053

PRODUCER GOODS--9.3%

Air Products & Chemicals                                                                         18,690                  943,284

American Standard Cos.                                                                           10,200  (a)             766,020

Canadian National Railway                                                                        11,700                  606,060

Caterpillar                                                                                      17,800                  871,310

Freeport-McMoRan Copper & Gold, Cl. B                                                            14,200  (a)             253,470

General Dynamics                                                                                 11,800                1,254,930

International Paper                                                                              18,500                  806,230

Lockheed Martin                                                                                  24,600                1,709,700

Masco                                                                                            19,900                  539,489

MeadWestvaco                                                                                     20,928                  702,344

Norfolk Southern                                                                                 31,600                  738,808

Northrop Grumman                                                                                  5,400                  675,000

PPG Industries                                                                                   14,990                  927,881

Pentair                                                                                           6,900                  331,752

Rohm & Haas                                                                                      14,700                  595,203

United Parcel Service, Cl. B                                                                     12,200                  753,350

United Technologies                                                                              19,300                1,310,470

                                                                                                                      13,785,301

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--5.2%

AOL Time Warner                                                                                  70,100  (a)           1,031,171

Disney (Walt)                                                                                    44,100                  833,490

Electronic Data Systems                                                                          19,700                  731,855

First Data                                                                                       30,400                1,130,880

Fox Entertainment Group, Cl. A                                                                   18,200  (a)             395,850

Gannett                                                                                           8,500                  645,150

McGraw-Hill Cos.                                                                                  8,500                  507,450

Omnicom Group                                                                                    18,000                  824,400

Viacom, Cl. B                                                                                    36,426  (a)           1,616,221

                                                                                                                       7,716,467

TECHNOLOGY--14.4%

Adobe Systems                                                                                    17,900                  510,150

Altera                                                                                           14,000  (a)             190,400

Analog Devices                                                                                   15,800  (a)             469,260

Celestica                                                                                        13,100  (a)             297,501

Cisco Systems                                                                                   122,500  (a)           1,708,875

Dell Computer                                                                                    72,700  (a)           1,900,378

Harris                                                                                           17,090                  619,342

Intel                                                                                           121,900                2,227,113

International Business Machines                                                                  30,300                2,181,600

Intuit                                                                                           18,900  (a)             939,708

Lexmark International                                                                            17,900  (a)             973,760

Linear Technology                                                                                11,000                  345,730

Maxim Integrated Products                                                                        15,200  (a)             582,616

Microsoft                                                                                        96,700  (a)           5,233,404

Network Associates                                                                               32,100  (a)             618,567

Nokia, ADR                                                                                       29,600                  428,608

SAP, ADR                                                                                         18,600                  451,794

SPX                                                                                               4,600  (a)             540,500

Semtech                                                                                          12,200  (a)             325,740

Tech Data                                                                                        12,000  (a)             454,200

Vishay Intertechnology                                                                           15,300  (a)             336,600

                                                                                                                      21,335,846

UTILITIES--5.5%

BellSouth                                                                                        42,100                1,326,150

Exelon                                                                                           20,800                1,087,840

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------


UTILITIES (CONTINUED)

PPL                                                                                              17,000                  562,360

Public Service Enterprise Group                                                                  13,800                  597,540

SBC Communications                                                                               65,726                2,004,643

Telefonos de Mexico, Cl. L, ADR                                                                  18,200                  583,856

Verizon Communications                                                                           50,200                2,015,530

                                                                                                                       8,177,919

TOTAL COMMON STOCKS

   (cost $136,943,427)                                                                                               146,905,566
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.1%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 1.93%, dated

  6/28/2002, due 7/1/2002, in the amount of

  $140,023 (fully collateralized by $135,000

  Tennessee Valley Authority Bonds, 6.75%,

  11/1/2025, value $144,074)

   (cost $140,000)                                                                              140,000                  140,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $137,083,427)                                                             99.0%              147,045,566

CASH AND RECEIVABLES (NET)                                                                         1.0%                1,456,387

NET ASSETS                                                                                       100.0%              148,501,953

(A) NON-INCOME PRODUCING

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                                                                Cost                         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments--Note 1(b)                                                                     137,083,427            147,045,566

Cash                                                                                                                        175,304

Receivable for investment securities sold                                                                                 1,523,699

Dividends and interest receivable                                                                                           132,449

Prepaid expenses                                                                                                              5,279

                                                                                                                        148,882,297
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           101,854

Payable for shares of Beneficial Interest redeemed                      256,858

Accrued expenses                                                         21,632

                                                                        380,344
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      148,501,953
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     168,672,300

Accumulated undistributed investment income--net                        429,879

Accumulated net realized gain (loss) on investments                 (30,562,365)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       9,962,139
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      148,501,953

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        138,281,741    10,220,212

Shares Outstanding                                      7,589,445       562,163
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               18.22         18.18

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,079 foreign taxes withheld at source)      1,099,296

Interest                                                                13,002

TOTAL INCOME                                                         1,112,298

EXPENSES:

Investment advisory fee--Note 3(a)                                     625,871

Professional fees                                                       16,634

Distribution fees--Note 3(b)                                            11,830

Prospectus and shareholders' reports                                    10,989

Custodian fees--Note 3(b)                                                8,565

Trustees' fees and expenses--Note 3(c)                                   7,657

Loan commitment fees--Note 2                                               820

Shareholder servicing costs--Note 3(b)                                     118

Interest expense--Note 2                                                    98

Miscellaneous                                                            1,432

TOTAL EXPENSES                                                         684,014

Less--waiver of fees due to undertaking--Note 3(a)                      (2,281)

NET EXPENSES                                                           681,733

INVESTMENT INCOME--NET                                                 430,565
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (5,414,486)

Net unrealized appreciation (depreciation) on investments          (17,373,873)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (22,788,359)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (22,357,794)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            430,565             765,991

Net realized gain (loss) on investments        (5,414,486)         (20,163,175)

Net unrealized appreciation
   (depreciation) on investments              (17,373,873)         (10,301,424)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (22,357,794)         (29,698,608)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                     (8,008)            (744,095)

Service shares                                       (391)             (26,538)

TOTAL DIVIDENDS                                    (8,399)            (770,633)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,422,968           14,196,557

Service shares                                  3,912,684            8,544,061

Dividends reinvested:

Initial shares                                      8,008              744,095

Service shares                                        391               26,538

Cost of shares redeemed:

Initial shares                                (15,506,223)         (35,194,818)

Service shares                                   (258,200)            (478,946)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            (9,420,372)         (12,162,513)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (31,786,565)         (42,631,754)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           180,288,518          222,920,272

END OF PERIOD                                 148,501,953          180,288,518

Undistributed investment income--net              429,879                7,713

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       119,612              636,651

Shares issued for dividends reinvested                388               35,695

Shares redeemed                                  (781,013)          (1,639,152)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (661,013)            (966,806)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       195,541              400,788

Shares issued for dividends reinvested                 19                1,275

Shares redeemed                                   (13,466)             (22,015)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     182,094              380,048

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information(except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                          Six Months Ended
                                             June 30, 2002                          Year Ended December 31,
                                                                           --------------------------------------------
INITIAL SHARES                                  (Unaudited)         2001        2000           1999           1998         1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.89         24.19        26.92         22.95           18.30       14.79

Investment Operations:

Investment income--net                                 .05(a)        .09(a)       .06(a)        .11(a)         .08          .08

Net realized and unrealized
   gain (loss) on investments                        (2.72)        (3.30)       (2.53)         4.12           4.80         4.53

Total from Investment Operations                     (2.67)        (3.21)       (2.47)         4.23           4.88          4.61

Distributions:

Dividends from investment
   income--net                                        (.00)(b)     (.09)         (.05)         (.10)          (.09)         (.08)

Dividends from net realized
   gain on investments                                  --           --          (.21)         (.16)          (.14)        (1.02)

Total Distributions                                   (.00)(b)     (.09)         (.26)         (.26)          (.23)        (1.10)

Net asset value, end of period                       18.22        20.89         24.19         26.92          22.95          18.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (12.78)(c)   (13.27)        (9.14)        18.45          26.72          31.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .40(c)       .81           .81           .81            .88           1.02

Ratio of net investment income
   to average net assets                               .26(c)       .40           .21           .45            .53            .68

Portfolio Turnover Rate                              20.40(c)     48.22         51.44         48.95          56.28          79.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     138,282      172,360       222,920       214,296        140,897         53,317

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      Six Months Ended
                                                                         June 30, 2002              Year Ended December 31,
                                                                                                    ----------------------
SERVICE SHARES                                                              (Unaudited)               2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                             20.86                24.19      24.19

Investment Operations:

Investment income--net                                                             .04(b)               .05(b)      --

Net realized and unrealized
   gain (loss) on investments                                                    (2.72)               (3.30)        --

Total from Investment Operations                                                 (2.68)               (3.25)        --

Distributions:

Dividends from investment income--net                                             (.00)(c)             (.08)        --

Net asset value, end of period                                                   18.18                20.86      24.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                (12.84)(d)           (13.46)        --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                            .48(d)              1.00         --

Ratio of net investment income

   to average net assets                                                           .19(d)               .26         --

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                   .02(d)               .13         --

Portfolio Turnover Rate                                                          20.40(d)             48.22      51.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                           10,220                7,929          1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Disciplined Stock Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor' s 500 Composite Stock Price Index. The Dreyfus Corporation (" Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $17 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.


(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $21,752,976 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $770,633. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on
prevailing   market   rates   in   effect   at   the   time   of   borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2002 was approximately $8,800, with a related weighted average annualized interest rate of 2.24%.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .75 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has undertaken, from January 1, 2002, until December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $2,281, pursuant
to    the    undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $11,830 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $119 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $8,565 pursuant to the custody agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $33,828,078 and $42,922,015, respectively.

At  June  30,  2002,  accumulated net unrealized appreciation on investments was
$9,962,139,   consisting   of  $19,915,656  gross  unrealized  appreciation  and
$9,953,517 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                        For More Information

                        Dreyfus Variable Investment Fund,
                        Disciplined Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  150SA0602


      Dreyfus Variable
      Investment Fund,
      Growth and Income
      Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Growth and Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2002




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's total return was -15.26% for its Initial shares and -15.31% for its Service shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -13.15%.(2)

We attribute the portfolio' s performance to an exceptionally challenging environment for stocks. Performance slightly lagged the benchmark largely because of disappointing results in the technology, financial and consumer cyclicals areas.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue this goal, the portfolio invests in stocks, bonds and money market instruments of domestic and foreign issuers. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter.

The portfolio employs a "bottom-up" approach, focusing primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio, typically with a weighted average price-to-earnings ratio less than, and long-term projected earnings growth rate greater than, those of the S&P 500 Index.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. In examining each company's
fundamentals,    together    with   economic   and   industry
                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

trends, we typically look for factors that could trigger a rise in a stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the reporting period was a portfolio containing stocks from a variety of different market sectors and industries.

What other factors influenced the portfolio's performance?

After more than a year of slowing growth and recession, the U.S. economy showed signs of recovery during the first six months of 2002. However, several developments combined to force most stock prices lower during the reporting period. First, investors reacted with concern to a series of revelations regarding accounting irregularities at several prominent corporations. These concerns were exacerbated by the unexpectedly slow pace of economic recovery and persistently low rates of capital spending, especially in many areas of the technology and telecommunications industry groups. Global tensions arising from the war on terrorism and conflict in the Middle East further heightened market uncertainties, driving many stocks lower still.

Like its benchmark, the portfolio suffered the sharpest declines in the technology and telecommunications areas, where failures to meet earnings and revenues targets caused stock valuations to contract. In anticipation of an economic recovery, we chose to invest a relatively large percentage of the portfolio' s assets in technology, which is one reason that performance lagged the benchmark. Similarly, the portfolio emphasized investments in cable television companies, such as Charter Communications, that we believed were attractively valued with excellent potential for growth. These stocks were hurt when one of the industry's players fell into financial difficulties, casting doubts on competitors' fundamentals. The portfolio's performance relative to the benchmark also proved disappointing in the financial services area, where strength was concentrated largely in midsize regional banks, which the portfolio does not own.

On  the  other hand, the portfolio scored gains in a variety of industry groups,
helping    to    limit   losses   and   make   up   ground   relative   to  the
benchmark. In basic materials, the portfolio avoided some of the area's weakest performers, focusing instead on companies, such as International Paper and Dow Chemical, that generally met earnings expectations and maintained or increased their stock value. Among consumer staples companies, investments in beverage producers such as Coca-Cola, and household product providers such as Procter & Gamble, produced positive returns. Energy holdings such as Exxon Mobil and Ocean Energy benefited from the prospect of rising oil and gas prices.

What is the portfolio's current strategy?

As of the end of the reporting period, the portfolio holds a slightly greater percentage of technology stocks and a slightly lower percentage of consumer staples stocks than the benchmark. By placing mild emphasis on economically sensitive areas such as technology, we believe we have positioned the portfolio to benefit from increasing rates of economic growth. We continue to maintain our disciplined, value-tilted approach to investing by taking advantage of what we believe are attractive prices for stocks of companies that meet our strict investment criteria, and our research team helps to carefully evaluate each individual stock in which the portfolio invests.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

   Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)


STATEMENT OF INVESTMENTS

COMMON STOCKS--99.3%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.1%

CDW Computer Centers                                                                             25,000  (a)           1,170,250

Lamar Advertising                                                                                37,200  (a)           1,384,212

McGraw-Hill Cos.                                                                                 73,600                4,393,920

                                                                                                                       6,948,382

CONSUMER DURABLES--.8%

Ford Motor                                                                                       61,000                  976,000

Goodyear Tire & Rubber                                                                           86,000                1,609,060

                                                                                                                       2,585,060

CONSUMER NON-DURABLES--7.3%

Coca-Cola                                                                                        47,000                2,632,000

Colgate-Palmolive                                                                                19,000                  950,950

Kimberly-Clark                                                                                   25,000                1,550,000

Kraft Foods                                                                                     200,700                8,218,665

Philip Morris Cos.                                                                               98,000                4,280,640

Procter & Gamble                                                                                 47,000                4,197,100

UST                                                                                              49,000  (b)           1,666,000

                                                                                                                      23,495,355

CONSUMER SERVICES--4.7%

Carnival                                                                                        101,000                2,796,690

Clear Channel Communications                                                                     60,080  (a)           1,923,762

EchoStar Communications, Cl. A                                                                   70,500  (a)           1,308,480

Univision Communications                                                                         52,000  (a,b)         1,632,800

USA Interactive                                                                                  90,800  (a)           2,129,260

Viacom, Cl. B                                                                                   119,096  (a)           5,284,290

                                                                                                                      15,075,282

ELECTRONIC TECHNOLOGY--12.7%

Altera                                                                                           65,000  (a)             884,000

Analog Devices                                                                                   42,000  (a)           1,247,400

Applied Materials                                                                                74,000  (a,b)         1,407,480

Boeing                                                                                           45,000                2,025,000

Dell Computer                                                                                   100,000  (a)           2,614,000

Gateway                                                                                         110,500  (a)             490,620

General Dynamics                                                                                 16,900                1,797,315

Hewlett-Packard                                                                                 132,825                2,029,566

Intel                                                                                           271,800                4,965,786

International Business Machines                                                                  80,000                5,760,000


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Jabil Circuit                                                                                    92,000  (a)           1,942,120

KLA-Tencor                                                                                       45,000  (a,b)         1,979,550

Lam Research                                                                                     62,000  (a)           1,114,760

Micron Technology                                                                               106,000  (a,b)         2,143,320

Motorola                                                                                        143,000                2,062,060

National Semiconductor                                                                           58,800  (a)           1,715,196

Raytheon                                                                                         43,000                1,752,250

Teradyne                                                                                         75,000  (a,b)         1,762,500

Texas Instruments                                                                                71,000                1,682,700

United Technologies                                                                              21,200                1,439,480

                                                                                                                      40,815,103

ENERGY MINERALS--7.6%

Anadarko Petroleum                                                                              112,000                5,521,600

ChevronTexaco                                                                                    23,424                2,073,024

Conoco                                                                                           70,000                1,946,000

Exxon Mobil                                                                                     225,446                9,225,250

Ocean Energy                                                                                    149,000                3,228,830

XTO Energy                                                                                      125,500                2,585,300

                                                                                                                      24,580,004

FINANCE--21.6%

Allstate                                                                                        127,000                4,696,460

American Express                                                                                 58,700                2,131,984

American International Group                                                                    141,891                9,681,223

Bank of America                                                                                  52,900                3,722,044

Bank of New York                                                                                 86,000                2,902,500

Citigroup                                                                                       255,535                9,901,981

Federal Home Loan Mortgage                                                                       63,600                3,892,320

Federal National Mortgage Association                                                            51,400                3,790,750

FleetBoston Financial                                                                            85,588                2,768,772

Goldman Sachs Group                                                                              25,000                1,833,750

Household International                                                                          56,700                2,817,990

J.P. Morgan Chase & Co.                                                                         104,600                3,548,032

MBNA                                                                                             54,000                1,785,780

Marsh & McLennan Cos.                                                                            19,000                1,835,400

Morgan Stanley                                                                                   81,200                3,498,096

Travelers Property Casualty, Cl. A                                                              102,000  (a)           1,805,400

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Wells Fargo                                                                                     139,000                6,958,340

XL Capital, Cl. A                                                                                24,000                2,032,800

                                                                                                                      69,603,622

HEALTH SERVICES--3.8%

Express Scripts                                                                                  34,000  (a)           1,703,740

HCA                                                                                              95,100                4,517,250

Quest Diagnostics                                                                                 7,700  (a)             662,585

WellPoint Health Networks                                                                        67,200  (a)           5,228,832

                                                                                                                      12,112,407

HEALTH TECHNOLOGY--9.3%

Abbott Laboratories                                                                              58,000                2,183,700

Amgen                                                                                            36,000  (a,b)         1,507,680

Bard (C.R.)                                                                                      23,000                1,301,340

Bristol-Myers Squibb                                                                             50,000                1,285,000

Johnson & Johnson                                                                               114,000                5,957,640

Merck & Co.                                                                                      33,000                1,671,120

Pfizer                                                                                          237,500                8,312,500

Pharmacia                                                                                        68,000                2,546,600

Teva Pharmaceutical Industries, ADR                                                              28,000                1,869,840

Wyeth                                                                                            66,000                3,379,200

                                                                                                                      30,014,620

INDUSTRIAL SERVICES--1.5%

Schlumberger                                                                                     71,000                3,301,500

Transocean Sedco Forex                                                                           50,000                1,557,500

                                                                                                                       4,859,000

NON-ENERGY MINERALS--.5%

Alcoa                                                                                            53,000                1,756,950

PROCESS INDUSRIES--1.6%

Dow Chemical                                                                                     50,000                1,719,000

International Paper                                                                              77,000                3,355,660

                                                                                                                       5,074,660

PRODUCER MANUFACTURING--5.5%

Danaher                                                                                          26,000                1,725,100

Emerson Electric                                                                                 20,000                1,070,200


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

General Electric                                                                                386,000               11,213,300

Honeywell International                                                                          37,000                1,303,510

Masco                                                                                            91,300                2,475,143

                                                                                                                      17,787,253

RETAIL TRADE--6.4%

Lowe's Cos.                                                                                      80,400                3,650,160

May Department Stores                                                                            67,900                2,235,947

Safeway                                                                                          47,000  (a)           1,371,930

Staples                                                                                          92,000  (a)           1,812,400

TJX Cos.                                                                                        211,600                4,149,476

Target                                                                                          144,000                5,486,400

Tiffany & Co.                                                                                    51,000                1,795,200

                                                                                                                      20,501,513

TECHNOLOGY SERVICES--8.3%

AOL Time Warner                                                                                 160,000  (a)           2,353,600

Accenture, Cl. A                                                                                 93,000  (a)           1,767,000

Adobe Systems                                                                                    45,300                1,291,050

Anthem                                                                                           13,800  (a,b)           931,224

Computer Sciences                                                                                38,200  (a)           1,825,960

Electronic Data Systems                                                                          22,500                  835,875

First Data                                                                                       28,000                1,041,600

Microsoft                                                                                       216,000  (a)          11,689,920

Oracle                                                                                          246,000  (a)           2,329,620

SunGard Data Systems                                                                            102,000  (a)           2,700,960

                                                                                                                      26,766,809

TRANSPORTATION--.6%

Norfolk Southern                                                                                 52,600                1,229,788

Southwest Airlines                                                                               41,000                  662,560

                                                                                                                       1,892,348

UTILITIES--5.0%

AT&T                                                                                            130,500                1,396,350

BellSouth                                                                                        58,000                1,827,000

Duke Energy                                                                                      55,000                1,710,500

Exelon                                                                                           27,000                1,412,100

                                                                                                  The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Liberty Media, Cl. A                                                                            197,000  (a)           1,871,500

SBC Communications                                                                              109,000                3,324,500

TXU                                                                                              36,400                1,876,420

Verizon Communications                                                                           69,720                2,799,258

                                                                                                                      16,217,628

TOTAL COMMON STOCKS

   (cost $326,404,922)                                                                                               320,085,996
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--.5%                                                                      Shares                    Value
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       526,929  (c)             526,929

Dreyfus Institutional Cash Advantage Plus Fund                                                  526,929  (c)             526,929

Dreyfus Institutional Preferred Plus Money Market Fund                                          526,928  (c)             526,928

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,580,786)                                                                                                   1,580,786
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $327,985,708)                                                             99.8%              321,666,782

CASH AND RECEIVABLES (NET)                                                                          .2%                  744,540

NET ASSETS                                                                                       100.0%              322,411,322

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT JUNE 30, 2002, THE
TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $9,297,894 AND THE
TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $9,756,000.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS (SEE NOTE 3(D) IN THE
PORTFOLIO'S NOTES TO FINANCIAL STATEMENTS).

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           327,985,708  321,666,782

Cash                                                                     55,975

Collateral for securities loaned--Note 1(c)                           9,756,000

Receivable for investment securities sold                             1,782,035

Dividends and interest receivable                                       336,083

Receivable for shares of Beneficial Interest subscribed                  68,162

Prepaid expenses                                                         10,080

                                                                    333,675,117
--------------------------------------------------------------------------------

LIABILITES ($):

Due to The Dreyfus Corporation and affiliates                           219,881

Liability for securities loaned--Note 1(c)                            9,756,000

Payable for investment securities purchased                             976,237

Payable for shares of Beneficial Interest redeemed                      280,993

Accrued expenses                                                         30,684

                                                                     11,263,795
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      322,411,322
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     351,318,367

Accumulated undistributed investment income--net                         34,985

Accumulated net realized gain (loss) on investments                (22,623,104)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    (6,318,926)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      322,411,322

NET ASSET VALUE PER SHARE

                                                   Initial Shares  Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        300,316,305  22,095,017

Shares Outstanding                                     16,407,419  1,209,464
--------------------------------------------------------------------------------

NET ASSETS VALUE PER SHARE ($)                              18.30         18.27

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $345 foreign taxes withheld at source)        2,338,154

Interest                                                                55,825

TOTAL INCOME                                                         2,393,979

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,405,129

Distribution fees--Note 3(b)                                            26,033

Prospectus and shareholders' reports                                    20,076

Professional fees                                                       19,764

Trustees' fees and expenses--Note 3(c)                                  16,715

Custodian fees--Note 3(b)                                               13,515

Loan commitment fees--Note 2                                             2,918

Interest expense--Note 2                                                 1,426

Shareholder servicing costs --Note 3(b)                                  1,109

Miscellaneous                                                            1,269

TOTAL EXPENSES                                                       1,507,954

Less--waiver of fees due to undertaking--Note 3(a)                      (4,687)

NET EXPENSES                                                         1,503,267

INVESTMENT INCOME--NET                                                 890,712
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (18,681,099)

  Short sale transactions                                              (13,222)

Net realized gain (loss) on financial futures                           35,738

NET REALIZED GAIN (LOSS)                                           (18,658,583)

Net unrealized appreciation (depreciation) on investments and securities sold short (including $1,350 net unrealized appreciation
  on financial futures)                                            (41,923,723)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (60,582,306)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (59,691,594)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2002          Year Ended

                                              (Unaudited)   December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            890,712           1,957,180

Net realized gain (loss) on investments       (18,658,583)         (1,437,126)

Net unrealized appreciation (depreciation)
   on investments                             (41,923,723)        (27,759,014)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (59,691,594)        (27,238,960)
--------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                   (863,554)         (1,998,915)

Service shares                                    (39,475)            (30,470)

From net realized gain on investments:

Initial shares                                         --          (2,011,489)

Service shares                                         --             (26,098)

In excess of net realized gain on investments:

Initial shares                                         --          (4,213,358)

Service shares                                         --             (54,665)

TOTAL DIVIDENDS                                 (903,029)          (8,334,995)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 13,796,432          50,777,067

Service shares                                 10,852,407          17,844,559

Dividends reinvested:

Initial shares                                    863,574           8,223,762

Service shares                                     39,475             111,233

Cost of shares redeemed:

Initial shares                               (43,046,075)         (75,405,570)

Service shares                                (1,253,464)          (1,631,112)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (18,747,651)             (80,061)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (79,342,274)         (35,654,016)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           401,753,596         437,407,612

END OF PERIOD                                 322,411,322         401,753,596

Undistributed investment income--net               34,985              47,302

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                            June 30, 2002          Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       656,080            2,265,529

Shares issued for dividends reinvested             43,266              381,438

Shares redeemed                                (2,105,095)          (3,463,369)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,405,749)            (816,402)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       523,644              821,440

Shares issued for dividends reinvested              2,002                5,165

Shares redeemed                                   (65,310)             (77,498)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     460,336              749,107

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                          Six Months Ended

                                             June 30, 2002                             Year Ended December 31,
                                                              ----------------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)         2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.65         23.48          25.48         22.63          20.78         19.55

Investment Operations:

Investment income--net                                 .05(a)        .11(a)         .14(a)        .16(a)         .21           .28

Net realized and unrealized
   gain (loss) on investments                        (3.35)        (1.49)         (1.10)         3.64           2.23          2.79

Total from Investment Operations                     (3.30)        (1.38)          (.96)         3.80           2.44          3.07

Distributions:

Dividends from investment
   income--net                                        (.05)         (.11)          (.15)         (.15)          (.20)         (.28)

Dividends from net realized
   gain on investments                                  --          (.11)          (.89)         (.70)          (.39)        (1.56)

Dividends in excess of net
   realized gain on investments                         --          (.23)            --          (.10)            --            --

Total Distributions                                   (.05)         (.45)         (1.04)         (.95)          (.59)        (1.84)

Net asset value, end of period                       18.30         21.65          23.48         25.48          22.63         20.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (15.26)(b)     (5.85)         (3.78)        16.88          11.81         16.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .39(b)        .79            .78           .79            .78           .80

Ratio of interest expense, loan
   commitment fees and dividends
   on securities sold short
   to average net assets                               .00(b,c)      .01             --            --             --            --

Ratio of net investment income
   to average net assets                               .24(b)        .48            .56           .67           1.00          1.37

Portfolio Turnover Rate                              21.78(b)      33.82          60.90         96.26         126.18        180.73
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     300,316       385,569        437,407       461,392        430,702       369,832

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         Six Months Ended

                                                                            June 30, 2002                Year Ended December 31,
                                                                                                     ----------------------------

SERVICE SHARES                                                                 (Unaudited)               2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                21.61               23.48            23.48

Investment Operations:

Investment income--net                                                                .03(b)              .06(b)            --

Net realized and unrealized gain
   (loss) on investments                                                            (3.33)              (1.51)              --

Total from Investment Operations                                                    (3.30)              (1.45)              --

Distributions:

Dividends from investment income--net                                                (.04)               (.08)              --

Dividends from net realized gain on investments                                        --                (.11)              --

Dividends in excess of net realized gain
   on investments                                                                      --                (.23)              --

Total Distributions                                                                  (.04)               (.42)              --

Net asset value, end of period                                                      18.27               21.61            23.48
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                   (15.31)(c)           (6.14)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                              .50(c)             1.00               --

Ratio of interest expense, loan commitment fees
   and dividends on securities sold sold short
   to average net assets                                                              .00(c,d)            .01               --

Ratio of net investment income
   to average net assets                                                              .16(c)              .28               --

Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                                            .02(c)              .11               --

Portfolio Turnover Rate                                                             21.78(c)            33.82            60.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              22,095              16,185                1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Growth and Income Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last The Portfoli

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.


The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a
borrower    fail    to   return   the   securities   in   a   timely   manner.

(D)  DIVIDENDS  TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date.
The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001, was as follows: ordinary income $2,029,385 and long-term capital gains $6,305,610. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on
prevailing   market   rates   in   effect   at   the   time   of   borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2002, was $130,900 with a related weighted average annualized interest rate of 2.17%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolios' average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $4,687, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $26,033 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $206 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $13,515 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. The portfolio derived $2,394 in income from these investments, which is included as interest income in the portfolio's Statement of Operations.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended June 30, 2002:

                                       Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        80,089,793           85,312,807

Short sale transactions                   2,751,800                   --

     TOTAL                               82,841,593           85,312,807

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily, a segregated account with a broker, of permissible liquid assets sufficient to cover its short position. At June 30, 2002, there were no securities sold short outstanding.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2002, there were no financial futures outstanding.


At  June  30,  2002, accumulated net unrealized depreciation on investments, was
$6,318,926,   consisting   of  $40,502,407  gross  unrealized  appreciation  and
$46,821,333 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                                                           FOR MORE INFORMATION

                        DREYFUS VARIABLE INVESTMENT FUND,
                        GROWTH AND INCOME
                        Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  108SA0602





      Dreyfus Variable
      Investment Fund,
      International
      Equity Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                 International Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Paul Butler.

Although market conditions have remained volatile, U.S. and international economies have recently begun to show signs of renewed growth, and investors appear to be taking a fresh look at the opportunities a global economic rebound could create. In particular, following two tumultuous years for equities in the U.S. and overseas, some investors are turning their attention to the long-term appreciation potential of international stocks. After all, stocks have historically produced higher long-term returns than bonds or money market funds. For investors with appropriate time horizons and attitudes toward risk, international stocks may provide considerable potential for pursuing growth over time.

Indeed, as many professionals can attest, the benefits of equity investments become clearer when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2002




DISCUSSION OF PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio produced total returns of 0.29% for its Initial shares and 0.16% for its Service shares.(1) This compares with a -1.62% total return produced by the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), for the same period.(2)

The reporting period was marked by mixed results for both the international equity markets and the portfolio. We attribute the portfolio's slightly superior performance, relative to its benchmark, to our successful country allocation and stock selection strategies.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies,
wherever    they    may    be.

In choosing stocks, the portfolio establishes a global framework within which to select investments. This involves identifying and forecasting key trends in global economic variables such as gross domestic product, inflation and interest rates; investment themes such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

Within the markets and sectors determined to be relatively attractive, the portfolio seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio generally will sell securities when themes or strate
                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

gies change or when the portfolio determines that the company's prospects have changed or if the portfolio believes that the company's stock is fully valued by the market.

What other factors influenced the portfolio's performance?

Equity markets around the globe had a difficult first half in 2002. Although economic growth proved better than many analysts anticipated, stocks fell in the face of concerns about the strength and sustainability of earnings growth, the spread of accounting and corporate governance scandals and the overhanging threat of global terrorism.

Despite this difficult market, the portfolio performed better than broad market benchmarks for several reasons. We made significant investments in several of the world' s best performing markets, including South Korea, Thailand and Indonesia. At the same time, we had a smaller proportion of the portfolio's assets invested in markets that performed poorly relative to our benchmark, most notably the United Kingdom. Top performing stocks included South Korean companies Samsung Electronics and Shinsegae, Indonesian firms PT Bank Central Asia and PT Hanjaya Mandala Sampoerna, and Siam Cement, a Thai company.

We shifted investment emphasis among aggressive sectors such as technology, and defensive sectors such as consumer staples, several times during the reporting period. By carefully timing this change, we enabled the portfolio to benefit from market trends. Our currency strategy, which took advantage of the yen's relative strength versus the euro and the dollar, also aided performance.

What is the portfolio's current strategy?

Despite overhanging concerns caused by external events, we believe that a steady, low interest-rate environment and increasingly positive economic signs are strong factors that could support improved equity markets. Our investment strategy entails an ongoing effort to identify broad market trends, and we believe that the equities markets are in the early stages of a return to
favoring    more    aggressive,    growth-oriented    investments.


To take advantage of this emerging trend, we have reduced investment in defensive shares, such as consumer staples and pharmaceuticals, in the belief that such stocks have reached a peak in price. We have also increased our exposure to growth-oriented industries, such as technology, in anticipation of increased capital spending, which should lead to improved corporate profits and an increase in share values for these industry groups.

It must be said, however, that we remain somewhat wary. In many cases, stocks may still be overvalued, most particularly in the developed markets in Europe. In response to this concern, we have placed a significant emphasis on what we consider to be more reasonably priced companies located mainly in the advanced
developing    markets    of    Asia.

We are, of course, aware of the need for agility in anticipating market trends, and we may move back to a more defensive stance as conditions change.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

   Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--98.4%                                                                             Shares                Value ($)
--------------------------------------------------------------------------------

AUSTRALIA--2.4%

Foster's Brewing                                                                                178,000                  473,598

Westpac Banking                                                                                  53,300                  487,934

                                                                                                                         961,532

AUSTRIA--1.4%

Erste Bank der oesterreichischen Sparkassen                                                       7,900                  567,050

BRAZIL--1.6%

Aracruz Celulose, ADR                                                                            14,700                  294,000

Petroleo Brasileiro, ADR                                                                         18,200                  316,680

                                                                                                                         610,680

FINLAND--2.5%

Fortum                                                                                           47,000                  271,379

Nokia                                                                                            49,100                  721,913

                                                                                                                         993,292

FRANCE--12.5%

Aventis                                                                                          12,355                  879,468

BNP Paribas                                                                                      10,600                  588,910

Business Objects                                                                                  5,500  (a)             161,787

L'Oreal                                                                                           3,800                  297,828

Sanofi-Synthelabo                                                                                 9,100                  556,132

Societe Generale                                                                                  7,500                  496,298

TotalFinaElf                                                                                      6,190                1,009,597

Transiciel                                                                                       16,500                  295,472

Vivendi Environnement                                                                            22,000                  682,069

Vivendi Environnement Warrants                                                                   13,000  (a)               2,708

                                                                                                                       4,970,269

GERMANY--5.3%

AMB Generali Holding                                                                              6,000                  586,926

Deutsche Bank                                                                                     9,300                  649,086

Muenchener Rueckversicherungs-Gesellschaft                                                        1,200                  285,130

Volkswagen                                                                                       12,200                  595,498

                                                                                                                       2,116,640

HUNGARY--1.5%

Orszagos Takarekpenztar es Kereskedelmi Bank                                                     73,700                  582,196

INDONESIA--4.1%

PT Astra International                                                                          623,000  (a)             303,885

PT Bank Central Asia                                                                          2,080,000                  620,682

PT Hanjaya Mandala Sampoerna                                                                  1,512,500                  711,724

                                                                                                                       1,636,291


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------

IRELAND--.9%

Irish Life & Permanent                                                                           25,300                  367,717

ITALY--4.5%

Assicurazioni Generali                                                                           21,900                  520,796

Parmalat Finanziaria                                                                            240,400                  740,068

Telecom Italia                                                                                   63,400                  502,753

                                                                                                                       1,763,617

JAPAN--13.8%

ACOM                                                                                              5,900                  404,292

CANON                                                                                            11,000                  416,918

East Japan Railway                                                                                   83                  389,583

Hitachi                                                                                          42,000                  272,339

Japan Real Estate Investment                                                                         98                  423,912

KYOCERA                                                                                           5,900                  431,936

Kao                                                                                              14,000                  323,293

MORI SEIKI                                                                                       28,000                  256,760

Mitsubishi                                                                                       57,000                  413,479

Nippon Yusen Kabushiki Kaisha                                                                    92,000                  317,905

OLYMPUS OPTICAL                                                                                  26,000                  364,157

Office Building Fund of Japan                                                                        61                  282,748

SECOM                                                                                             7,000                  344,377

TERUMO                                                                                           19,600                  262,711

Takeda Chemical Industries                                                                        7,000                  308,066

Toyota Motor                                                                                     10,100                  268,725

                                                                                                                       5,481,201

LUXEMBOURG--1.2%

Arcelor                                                                                          33,800                  479,661

MALAYSIA--.8%

Maxis Communications                                                                             239,000                  305,039

NETHERLANDS--5.9%

Akzo Nobel                                                                                        11,200                  489,907

Koninklijke Luchtvaart Maatschappij                                                               18,700                  225,967

Koninklijke Numico                                                                                25,900                  583,542

Koninklijke (Royal) Philips Electronics                                                           19,000                  532,887

Ordina Beheer                                                                                     14,200                  103,686

Vedior                                                                                            28,000                  388,903

                                                                                                                        2,324,892

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
--------------------------------------------------------------------------------

SINGAPORE--1.3%

Oversea-Chinese Banking                                                                           80,000                  529,562

SOUTH KOREA--4.5%

KT, ADR                                                                                           12,875                  278,744

Kookmin Bank, ADR                                                                                 11,600                  570,140

Samsung Electronics                                                                                1,825                  499,106

Shinsegae                                                                                          2,600                  440,898

                                                                                                                        1,788,888

SPAIN--4.4%

Aldeasa                                                                                           30,436                  490,376

Altadis                                                                                           41,100                  852,204

Aurea Concesiones de Infraestructuras del Estado                                                  17,600                  405,967

                                                                                                                        1,748,547

SWEDEN--1.1%

Alfa Laval                                                                                       44,300                  445,523

SWITZERLAND--6.8%

Nestle                                                                                            3,945  (a)             923,881

Novartis                                                                                          7,400  (a)             326,875

Roche Holding                                                                                     7,390  (a)             561,095

STMicroelectronics                                                                               18,825                  471,576

UBS                                                                                               8,500  (a)             429,389

                                                                                                                       2,712,816

THAILAND--3.2%

National Finance                                                                                984,800  (a)             379,453

Siam Cement                                                                                      20,900                  541,563

Thai Farmers Bank                                                                               428,900  (a)             343,430

                                                                                                                       1,264,446

UNITED KINGDOM--18.0%

BHP Billiton                                                                                     73,400                  401,926

Barclays                                                                                         78,100                  660,334

Brambles                                                                                         78,500                  394,683

British American Tobacco                                                                         72,600                  783,970

Dixons Group                                                                                    189,300                  554,531

GlaxoSmithKline                                                                                  52,750                1,145,704

HSBC Holdings                                                                                    78,000                  901,421

Imperial Chemical                                                                                47,000                  229,647

Reckitt Benckiser                                                                                14,325                  258,253

Royal Bank of Scotland Group                                                                     32,300                  920,215


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Shell Transport & Trading                                                                        40,300                  305,551

Vodafone Group                                                                                  252,175                  347,631

Xstrata                                                                                          18,300  (a)             238,115

                                                                                                                       7,141,981

UNITED STATES--.7%

Pharmacia                                                                                         7,300                  281,294

TOTAL COMMON STOCKS

   (cost $37,031,329)                                                                                                 39,073,134
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.6%
--------------------------------------------------------------------------------

AUSTRALIA--.9%

Village Roadshow                                                                               628,000                  361,084

GERMANY--1.7%

Henkel                                                                                           9,540                  658,739

TOTAL PREFERRED STOCKS

   (cost $1,022,458)                                                                                                   1,019,823
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $38,053,787)                                                             101.0%               40,092,957

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.0%)                (402,789)

NET ASSETS                                                                                       100.0%               39,690,168

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  38,053,787  40,092,957

Cash                                                                    830,659

Cash denominated in foreign currencies                     207,298      207,534

Receivable for investment securities sold                               301,665

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                   243,346

Dividends receivable                                                     74,573

Prepaid expenses                                                            976

                                                                     41,751,710
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            24,647

Payable for investment securities purchased                           1,954,260

Payable for shares of Beneficial Interest redeemed                       39,037

Accrued expenses                                                         43,598

                                                                      2,061,542
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       39,690,168
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      60,005,120

Accumulated undistributed investment income--net                         40,088

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                                (22,637,211)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                    2,282,171
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       39,690,168

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         37,135,947     2,554,221

Shares Outstanding                                      3,457,295       238,382
--------------------------------------------------------------------------------

NET ASSETS VALUE PER SHARE ($)                              10.74         10.71

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $55,297 foreign taxes withheld at source)       451,132

EXPENSES:

Investment advisory fee--Note 3(a)                                     151,042

Custodian fees                                                          36,974

Auditing fees                                                           11,262

Prospectus and shareholders' reports                                    10,762

Distribution fees--Note 3(b)                                             2,454

Trustees' fees and expenses--Note 3(c)                                   1,195

Shareholder servicing costs--Note 3(b)                                     501

Legal fees                                                                 211

Loan commitment fees--Note 2                                               206

Miscellaneous                                                            6,106

TOTAL EXPENSES                                                         220,713

INVESTMENT INCOME--NET                                                 230,419
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments

  and foreign currency transactions                                 (1,268,995)

Net realized gain (loss) on forward currency exchange contracts        257,188

NET REALIZED GAIN (LOSS)                                            (1,011,807)

Net unrealized appreciation (depreciation) on

  investments and foreign currency transactions                        981,905

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (29,902)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   200,517

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            230,419              121,013

Net realized gain (loss) on investments        (1,011,807)         (18,208,920)

Net unrealized appreciation
   (depreciation) on investments                  981,905             (794,284)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                      200,517          (18,882,191)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (187,815)            (396,867)

Service shares                                    (8,340)             (11,987)

TOTAL DIVIDENDS                                 (196,155)            (408,854)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,640,101           6,691,539

Service shares                                  5,639,938           6,479,104

Dividends reinvested:

Initial shares                                    187,815             396,867

Service shares                                      8,340              11,987

Cost of shares redeemed:

Initial shares                                (5,611,029)         (13,810,631)

Service shares                                (4,783,996)          (4,727,915)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           (1,918,831)          (4,959,049)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,914,469)         (24,250,094)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            41,604,637           65,854,731

END OF PERIOD                                  39,690,168           41,604,637

Undistributed investment income--net               40,088                5,824


                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       249,848             530,329

Shares issued for dividends reinvested             17,263              36,049

Shares redeemed                                 (522,708)          (1,146,768)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (255,597)            (580,390)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       528,555             545,941

Shares issued for dividends reinvested                768               1,109

Shares redeemed                                 (443,895)            (394,129)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      85,428              152,921

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                          Six Months Ended

                                             June 30, 2002                                   Year Ended December 31,
                                                                    ----------------------------------------------------------------

INITIAL SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.76         15.34         22.34         14.50          14.02         13.76

Investment Operations:

Investment income--net                              .06(a)        .03(a)        .07(a)         .06(a)           .15           .05

Net realized and unrealized
   gain (loss) on investments                        (.03)        (4.50)        (3.45)           8.58           .48          1.27

Total from Investment Operations                      .03         (4.47)        (3.38)           8.64           .63          1.32

Distributions:

Dividends from investment
   income--net                                       (.05)         (.11)         (.05)           (.06)         (.15)         (.07)

Dividends from net realized
   gain on investments                                  --           --         (2.66)           (.74)            --         (.34)

Dividends in excess of net
   realized gain on investments                         --           --          (.91)             --             --         (.65)

Total Distributions                                  (.05)         (.11)        (3.62)           (.80)          (.15)       (1.06)

Net asset value, end of period                      10.74         10.76         15.34           22.34          14.50         14.02
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    .29(b)       (29.18)       (16.40)          59.76           4.49          9.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .54(b)         1.08           .99            1.02            .99          1.06

Ratio of net investment income

   to average net assets                            .57(b)          .25           .33             .38           1.04           .38

Portfolio Turnover Rate                           53.24(b)       238.88        192.42          261.64         204.50        165.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      37,136       39,961        65,854          69,208         45,811        39,388

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        Six Months Ended

                                                                           June 30, 2002                Year Ended December 31,
                                                                                                      ---------------------------

SERVICE SHARES                                                                (Unaudited)             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                10.75            15.34              15.34

Investment Operations:

Investment income (loss)--net                                                      .05(b)          (.03)(b)               --

Net realized and unrealized
   gain (loss) on investments                                                       (.04)            (4.47)               --

Total from Investment Operations                                                      .01            (4.50)               --

Distributions:

Dividends from investment income--net                                               (.05)             (.09)               --

Net asset value, end of period                                                      10.71            10.75                15.34
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                   .16(c)           (29.35)                --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                            .67(c)              1.47                --

Ratio of net investment income (loss)

   to average net assets                                                           .49(c)             (.27)                --

Portfolio Turnover Rate                                                          53.24(c)            238.88              192.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               2,554             1,644                   1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to maximize capital growth by investing in stocks of foreign issuers. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. On September 3, 2001, Newton Capital Management Limited ("Newton") began to serve as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series' are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings based on available cash balances left on deposit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it
from    substantially    all    federal    income    and    excise    taxes.

The portfolio has an unused capital loss carryover of $21,204,340 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $408,854. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion or more. . . . . . . . .      .20 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $2,454 pursuant to the Plan.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities   to   perform  transfer  agency  services  for  the
                                                                 The  Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

portfolio. During the period ended June 30, 2002, the portfolio was charged $93 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2002, amounted to $21,612,862 and $22,580,829, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2002:



                                                       Foreign                                                     Unrealized
Forward Currency                                      Currency                                                     Appreciation/
    Exchange Contracts                                 Amounts              Cost ($)            Value ($)         (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Japanese Yen,
    expiring 7/1/2002                                3,904,337             32,531                32,667                 136

British Pounds,
    expiring 11/15/2002                                 20,296             28,764                30,818               2,054

Euro Dollars,
    expiring 11/15/2002                              1,980,942           1,748,000             1,953,394            205,394

Euro Dollars,
    expiring 12/13/2002                              2,192,023           2,060,064             2,158,829             98,765

SALES:                                                                 PROCEEDS ($)

Japanese Yen,
    expiring 12/13/2002                            251,447,000           2,060,064             2,123,067            (63,003)

TOTAL                                                                                                                243,346

At  June  30,  2002,  accumulated net unrealized appreciation on investments was
$2,039,170,   consisting   of   $4,046,083  gross  unrealized  appreciation  and
$2,006,913 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           FOR MORE INFORMATION

                        DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        SUB-INVESTMENT ADVISER

                        Newton Captial Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  109SA0602



      Dreyfus Variable
      Investment Fund,
      International Value
      Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                Dreyfus Variable Investment Fund, International Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Sandor Cseh and D. Kirk Henry.

Although market conditions have remained volatile, U.S. and international economies have recently begun to show signs of renewed growth, and investors appear to be taking a fresh look at the opportunities a global economic rebound could create. In particular, following two tumultuous years for equities in the U.S. and overseas, some investors are turning their attention to the long-term appreciation potential of international stocks. After all, stocks have historically produced higher long-term returns than bonds or money market funds. For investors with appropriate time horizons and attitudes toward risk, international stocks may provide considerable potential for pursuing growth over time.

Indeed, as many professionals can attest, the benefits of equity investments become clearer when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2002




DISCUSSION OF PERFORMANCE

Sandor Cseh, Portfolio Manager D. Kirk Henry, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio produced a total return of 7.11% for its Initial shares and 7.10% for its Service shares.(1) This compares with a -1.62% return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"),
for    the    same    period.(2)

We attribute the portfolio' s strong performance to investors' continued preference for the value-oriented investment style. In addition, successful choices in country and industry group allocation, and most important, individual stock selection, aided the portfolio's performance.

What is the portfolio's investment approach?

We invest in an internationally diversified portfolio of value stocks -- stocks selling at what we think are attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash-flow ratios. Should a stock fall out of general market favor, creating what we perceive to be a buying opportunity, we typically would look to purchase the security at the depressed price, hoping to profit if and when perceptions change and the stock reverts to a historic norm.

When putting the value approach to work, the portfolio employs a two-step process. First, we decide how much to invest in each of the countries represented in the MSCI EAFE Index. We make a baseline determination by the size of a country's gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this proportion based on the outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Second, we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 90% of purchase candidates, analysts perform fundamental research and conduct on-site visits to determine which securities we will buy for the portfolio.

What other factors influenced the portfolio's performance?

Value stocks, which comprised almost all of the portfolio's investments, continued to post significantly higher returns than growth stocks during the reporting period. Although value stocks may lag growth stocks during periods of economic strength, investors generally favor more conservative, value-oriented stocks in times of muted growth or economic uncertainty that has characterized this reporting period.

Since we do not hedge our non-U.S. dollar-denominated investments, changes in currency values strongly and positively affected the market and portfolio's performance. While most international stock markets, with the exception of Japan, followed the U.S. market's downward drift, the approximately 10% rise in the value of the euro and the yen boosted the portfolio's U.S. dollar returns
during    the    reporting    period.

Our disciplined stock selection strategy also drove the portfolio's performance. The portfolio's stocks were, on average, more reasonably valued than the stocks that comprise our benchmark when considered by standard valuation measures, such as price-to-earnings, cash flow or book value. The portfolio's holdings were also more profitable and posted a higher average return on equity than those of its benchmark.

The market rewarded our avoidance of highly valued technology and telecommunications shares. Our relatively modest holdings in these groups were concentrated in smaller firms with stable earnings. Our lack of exposure to previously high-flying, growth-oriented shares boosted the portfolio' s performance as the corporate capital spending they need for recovery failed to materialize, and their shares continued to fall.


What is the portfolio's current strategy?

While we continue to search the telecommunications and technology sectors carefully for stocks that might meet our value criteria, they remain expensive by our value standards. Stocks in the health care sector have fallen in price, but concurrent drops in earnings made most of these shares too expensive by our value standards. We have found the best opportunities for attractive returns, coupled with reasonable prices, in basic industries such as raw materials,
manufacturing    and    utilities.

By country, our investments have not strayed far from the allocations of the MSCI EAFE Index. The exceptions are Singapore and the Netherlands, where we hold a slightly higher percentage of assets than the benchmark, and the United Kingdom and Japan, where the portfolio's allocations are slightly lower. The emerging markets, not represented in the MSCI EAFE Index, have shown interesting value opportunities, in our view. Approximately 4% of the portfolio is invested
in    China,    Korea,    South    Africa,    Mexico    and    Brazil.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED.

   PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.



                                                        The Portfolio

June 30, 2002 (Unaudited)


STATEMENT OF INVESTMENTS

COMMON STOCKS--94.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.4%

National Australia Bank                                                                          20,844                  415,942

Santos                                                                                           95,800                  348,856

                                                                                                                         764,798

BELGIUM--2.5%

Dexia                                                                                            24,050                  373,886

Dexia (Strip)                                                                                    16,650  (a)                 165

Fortis                                                                                           20,070                  431,124

                                                                                                                         805,175

BRAZIL--1.0%

Petroleo Brasileiro, ADR                                                                          4,860                   84,564

Petroleo Brasileiro, ADR (Pfd Block)                                                              4,270                   80,532

Telecomunicacoes Brasileiras, ADR (Pfd Block)                                                     7,030                  159,440

                                                                                                                         324,536

CHINA--.6%

PetroChina, Cl. H                                                                               882,000                  187,708

FINLAND--1.0%

Kesko, Cl. B                                                                                     10,300                  117,514

Sampo, Cl. A                                                                                     26,050                  204,686

                                                                                                                         322,200

FRANCE--6.8%

Air France                                                                                        8,340                  140,246

Assurances Generales de France                                                                    5,900                  272,300

BNP Paribas                                                                                       4,470                  248,342

Compagnie de Saint-Gobain                                                                         3,560                  160,524

Compagnie Generale des Etablissements Michelin, Cl. B                                             5,981                  243,462

Pernod-Ricard                                                                                     3,680                  362,172

Schneider Electric                                                                                3,180                  171,783

TotalFinaElf                                                                                      1,470                  239,759

TotalFinaElf, ADR                                                                                 4,098                  331,528

                                                                                                                       2,170,116

GERMANY--8.0%

Bayer                                                                                            12,450                  396,488

Bayerische Hypo-und Vereinsbank                                                                   8,190                  267,322

Commerzbank                                                                                      24,930                  379,652

Deutsche Lufthansa                                                                               13,948                  196,497

Deutsche Post                                                                                    27,360                  348,799

E.ON                                                                                              8,819                  516,210


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

KarstadtQuelle                                                                                    6,300                  164,381

Volkswagen                                                                                        5,480                  267,486

                                                                                                                       2,536,835

GREECE--1.2%

Hellenic Telecommunications Organization                                                          6,000                   95,242

Hellenic Telecommunications Organization, ADR                                                    35,590                  277,958

                                                                                                                         373,200

HONG KONG--1.7%

China Mobile (Hong Kong)                                                                         61,000  (a)             180,654

MTR                                                                                             133,555                  172,937

Swire Pacific, Cl. A                                                                             38,000                  194,385

                                                                                                                         547,976

IRELAND--1.7%

Bank of Ireland                                                                                  44,316                  553,091

ITALY--5.6%

Banca Popolare di Bergamo-Credito Varesino                                                       13,080                  262,129

ENI                                                                                              28,995                  463,851

Finmeccanica                                                                                    464,040                  354,948

Sanpaolo IMI                                                                                     27,576                  280,120

Telecom Italia                                                                                   79,140                  421,624

                                                                                                                       1,782,672

JAPAN--20.9%

AIFUL                                                                                             4,350                  286,069

CANON                                                                                            13,000                  492,721

Credit Saison                                                                                    20,000                  476,070

FUJI MACHINE MANUFACTURING                                                                        8,400                  130,723

HONDA MOTOR                                                                                       9,000                  365,964

KONAMI                                                                                            6,400                  134,672

Kao                                                                                              15,600                  360,241

LAWSON                                                                                            6,000                  184,237

MABUCHI MOTOR                                                                                     4,200                  415,010

MINEBEA                                                                                          51,000                  300,402

MURATA MANUFACTURING                                                                              1,400                   90,194

Matsumotokiyoshi                                                                                  7,900                  367,503

NIPPON MEAT PACKERS                                                                              16,000                  201,071

NISSAN MOTOR                                                                                     33,000                  229,167

Nippon Express                                                                                   93,000                  494,101

                                                                                                 The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Nishimatsu Construction                                                                          26,500                   82,702

RINNAI                                                                                           13,200                  298,193

SHOHKOH FUND & CO.                                                                                1,850                  224,439

77 Bank                                                                                          40,000                  157,965

Shin-Etsu Chemical                                                                                6,700                  288,696

Sumitomo Bakelite                                                                                28,000                  203,581

TDK                                                                                               2,400                  113,655

Takeda Chemical Industries                                                                        7,000                  308,066

Yamaha Motor                                                                                     43,300                  319,533

Yamanouchi Pharmaceutical                                                                         6,000                  156,124

                                                                                                                       6,681,099

LUXEMBOURG--.7%

Arcelor                                                                                          15,570  (a)             221,973

MEXICO--.6%

Kimberly-Clark de Mexico, Cl. A                                                                  16,000                   42,566

Telefonos de Mexico, ADR                                                                          4,856                  155,780

                                                                                                                         198,346

NETHERLANDS--6.8%

ABN AMRO                                                                                         20,824                  379,928

Akzo Nobel                                                                                        4,350                  190,276

Buhrmann                                                                                         13,532                  125,390

Hunter Douglas                                                                                    5,514                  170,678

Koninklijke Ahold                                                                                15,468                  326,866

Koninklijke (Royal) Philips Electronics                                                          10,580                  292,008

Stork                                                                                            12,044                  122,954

Vedior                                                                                           14,686                  203,980

Wolters Kluwer                                                                                   18,807                  358,615

                                                                                                                       2,170,695

NEW ZEALAND--.6%

Telecom Corporation of New Zealand                                                               81,956                  196,567

NORWAY--.7%

Statoil                                                                                          24,630                  220,222

PORTUGAL--1.6%

EDP                                                                                             127,700                  248,315

Portugal Telecom                                                                                 36,885                  261,644

                                                                                                                         509,959


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

SINGAPORE--1.9%

Creative Technology                                                                              16,360                  146,913

DBS                                                                                              64,000                  448,996

                                                                                                                         595,909

SOUTH KOREA--.6%

Korea Electric Power, ADR                                                                        18,880                  197,674

SPAIN--2.6%

Endesa                                                                                           32,960                  481,011

Repsol YPF, ADR                                                                                  29,340                  347,092

                                                                                                                         828,103

SWEDEN--1.6%

Autoliv                                                                                          11,170                  273,514

Investor, Cl. B                                                                                  26,190                  230,468

                                                                                                                         503,982

SWITZERLAND--5.3%

Barry Callebaut                                                                                   1,252                  148,293

Clariant                                                                                         12,740                  304,377

Novartis                                                                                          8,660                  382,532

Roche                                                                                             4,200                  318,890

UBS                                                                                               6,620  (a)             334,418

Zurich Financial Services                                                                         1,000                  202,808

                                                                                                                       1,691,318

UNITED KINGDOM--18.0%

Allied Domecq                                                                                    85,250                  561,809

BAE SYSTEMS                                                                                      97,189                  498,696

BOC                                                                                              27,599                  430,766

Barclays                                                                                         64,261                  543,326

Bunzl                                                                                            45,137                  359,010

Cadbury Schweppes                                                                                51,780                  389,816

Diageo                                                                                            7,935                  103,552

GKN                                                                                             100,550                  473,973

GlaxoSmithkline                                                                                  23,032                  500,244

Morgan Crucible                                                                                  87,586                  157,633

Old Mutual                                                                                      103,950                  148,473

Rexam                                                                                             7,028                   45,750

Rio Tinto                                                                                        21,839                  402,413

Royal & Sun Alliance Insurance                                                                   88,253                  325,777

                                                                                                 The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Scottish and Southern Energy                                                                     32,870                  326,752

Unilever                                                                                         44,820                  410,532

Wolseley                                                                                          5,101                   51,958

                                                                                                                       5,730,480

TOTAL COMMON STOCKS

   (cost $29,534,766)                                                                                                 30,114,634
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.3%
--------------------------------------------------------------------------------

GERMANY;

Hugo Boss

   (cost $93,927)                                                                                 5,200                   94,924
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $29,628,693)                                                               94.7%              30,209,558

CASH AND RECEIVABLES (NET)                                                                          5.3%               1,674,271

NET ASSETS                                                                                        100.0%              31,883,829

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                               Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  29,628,693  30,209,558

Cash                                                                  1,073,904

Cash denominated in foreign currencies                      517,596     526,902

Dividends receivable                                                    110,459

Receivable for investment securities sold                                50,277

Prepaid expenses                                                          3,311

                                                                     31,974,411
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            13,605

Payable for investment securities purchased                               5,055

Accrued expenses                                                         71,922

                                                                         90,582
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       31,883,829
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      33,729,227

Accumulated undistributed investment income--net                        321,848

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  (2,763,311)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      596,065
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       31,883,829

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       28,019,496       3,864,333

Shares Outstanding                                    2,267,483         312,273
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.36         12.37

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $60,688 foreign taxes withheld at source)       514,041

Interest                                                                13,260

TOTAL INCOME                                                           527,301

EXPENSES:

Investment advisory fee--Note 3(a)                                     146,426

Custodian fees                                                          49,600

Prospectus and shareholders' reports                                    17,169

Auditing fees                                                           12,862

Distribution fees--Note 3(b)                                             3,892

Trustees' fees and expenses--Note 3(c)                                   1,047

Legal fees                                                                 665

Shareholder servicing costs--Note 3(b)                                     374

Loan commitment fees--Note 2                                               290

Miscellaneous                                                            6,322

TOTAL EXPENSES                                                         238,647

Less--waiver of fees due to

  undertaking--Note 3(a)                                               (33,652)

NET EXPENSES                                                           204,995

INVESTMENT INCOME--NET                                                 322,306
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (1,055,700)

Net realized gain (loss) on forward currency exchange contracts         26,426

NET REALIZED GAIN (LOSS)                                            (1,029,274)

Net unrealized appreciation (depreciation) on

  investments and foreign currency transactions                      2,585,871

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,556,597

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,878,903

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            322,306              238,299

Net realized gain (loss) on investments        (1,029,274)          (1,632,419)

Net unrealized appreciation
   (depreciation) on investments                2,585,871           (2,153,392)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    1,878,903           (3,547,512)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                    (48,864)            (205,921)

Service shares                                     (5,383)             (18,929)

In excess of net realized gain on investments:

Initial shares                                         --             (123,552)

Service shares                                         --                 (501)

TOTAL DIVIDENDS                                   (54,247)            (348,903)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 25,823,091           33,557,886

Service shares                                  2,193,401            3,137,025

Dividends reinvested:

Initial shares                                     48,864              329,473

Service shares                                      5,383               19,430

Cost of shares redeemed:

Initial shares                                (21,114,634)         (34,192,599)

Service shares                                   (647,717)            (969,712)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             6,308,388            1,881,503

TOTAL INCREASE (DECREASE) IN NET ASSETS         8,133,044           (2,014,912)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            23,750,785           25,765,697

END OF PERIOD                                  31,883,829           23,750,785

Undistributed investment income--net              321,848               53,789

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     2,141,918            2,731,381

Shares issued for dividends reinvested              4,038               27,932

Shares redeemed                                (1,746,585)          (2,797,403)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     399,371              (38,090)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       180,308              265,266

Shares issued for dividends reinvested                444                1,692

Shares redeemed                                   (53,982)             (81,492)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     126,770              185,466

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                          Six Months Ended

                                             June 30, 2002                                Year Ended December 31,
                                                                --------------------------------------------------------------------

INITIAL SHARES                                  (Unaudited)            2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           11.56            13.52         15.67         13.45          13.45         12.80

Investment Operations:

Investment income--net                             .13(a)           .12(a)        .11(a)        .13(a)         .14           .07

Net realized and unrealized
   gain (loss) on investments                      .69            (1.90)         (.74)         3.52           1.01          1.03

Total from Investment Operations                   .82            (1.78)         (.63)         3.65           1.15          1.10

Distributions:

Dividends from investment
   income--net                                    (.02)            (.11)         (.06)         (.13)          (.12)         (.07)

Dividends from net realized
   gain on investments                              --               --         (1.40)        (1.30)         (1.03)         (.30)

Dividends in excess of net
   realized gain on investments                     --             (.07)         (.06)           --             --          (.08)

Total Distributions                               (.02)            (.18)        (1.52)        (1.43)         (1.15)         (.45)

Net asset value, end of period                   12.36            11.56         13.52         15.67          13.45         13.45
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  7.11(b)        (13.22)        (3.69)        27.82           8.74          8.71
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .69(b)          1.40          1.39          1.35           1.29          1.42

Ratio of net investment income

   to average net assets                          1.08(b)           .97           .78           .90            .94           .74

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                         .10(b)           .20            --            --             --            --

Portfolio Turnover Rate                          31.50(b)         49.34         37.33         41.90          42.14         25.67
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  28,019           21,602        25,765        27,386         20,680        19,016

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Six Months Ended

                                                                             June 30, 2002           Year Ended December 31
                                                                                                  -------------------------

SERVICE SHARES                                                                 (Unaudited)          2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 11.58         13.52           13.52

Investment Operations:

Investment income--net                                                                 .14(b)        .05(b)           --

Net realized and unrealized
   gain (loss) on investments                                                          .67         (1.81)             --

Total from Investment Operations                                                       .81         (1.76)             --

Distributions:

Dividends from investment income--net                                                 (.02)         (.11)             --

Dividends in excess of net realized gain on investments                                 --          (.07)             --

Total Distributions                                                                   (.02)         (.18)             --

Net asset value, end of period                                                       12.37         11.58           13.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                      7.10(c)     (13.07)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .69(c)       1.40              --

Ratio of net investment income

   to average net assets                                                              1.17(c)        .44              --

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                      .22(c)        .59              --

Portfolio Turnover Rate                                                              31.50(c)      49.34           37.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                3,864         2,148               1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last
                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $150 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $982,883 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $348,903. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata
portion    of    the    Facility.    Interest    is
                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at  the  annual  rate  of  1%  of  the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed, from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $33,652, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $3,892 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002 the portfolio was charged $100 pursuant to the transfer agency agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2002, amounted to $14,755,680 and $8,626,968, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically
limited    to    the    unrealized    gain    on
                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

each open contract. At June 30, 2002, there were no open forward currency exchange contracts outstanding.

At June 30, 2002, accumulated net unrealized appreciation on investments was $580,865, consisting of $3,098,808 gross unrealized appreciation and $2,517,943 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           FOR MORE INFORMATION

                        DREYFUS VARIABLE INVESTMENT FUND,
                        INTERNATIONAL VALUE PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  152SA0602






      Dreyfus Variable
      Investment Fund,
      Limited Term
      High Income Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            23   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                             Limited Term High Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Limited Term High Income Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Gerald Thunelius, a portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, bond prices have generally fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt bonds that are more credit
sensitive,    such    as    corporate    bonds.

As these factors have buffeted the financial markets, the short-term movements of stocks and bonds have been impossible to predict. Indeed, as many professionals can attest, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stepen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2002




DISCUSSION OF PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Limited Term High Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's Initial shares achieved a total return of -8.22% and its Service shares achieved a total return of -8.34% . The portfolio provided aggregate income dividends of $0.415 and $0.416 for Initial shares and Service shares, respectively.(1) In comparison, the Merrill Lynch High Yield Master II Index, the portfolio's benchmark, achieved a total return of -5.37% for the same period.(2) In addition, the Dreyfus Customized Limited Term High Yield Index produced a total return of -2.96% for the reporting period.(3) This blended index reflects the performance of shorter term high yield securities and is composed of four shorter term subindices of the Merrill Lynch High Yield Master II Index; it is prepared and used exclusively by Dreyfus as a benchmark for managing the portfolio.

The reporting period represented one of the most challenging periods for limited-term high yield securities in recent memory. The portfolio's returns were severely hurt by the accounting and management oversight scandals that began with the collapse of Enron Corp. and spread to include such major corporations as Adelphia Communications and WorldCom Inc. The portfolio's returns lagged that of its benchmark mainly because our attempt to position the portfolio in relatively high quality, more liquid holdings hurt performance when accounting scandals generally battered the high yield market and caused many of these holdings to be sold down close to the levels of companies involved in
these    scandals.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income by investing in high yield fixed-income securities. The average effective maturity and average effective duration of the portfolio are limited to four years or less and three and one-half years, respectively.

We normally invest most of the portfolio's assets in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may be in the early stages of development or may have highly
leveraged   balance   sheets.   To   compensate   buyers   for

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

taking greater risks, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer's ability to repay its debt.

What other factors influenced the portfolio's performance?

The sluggish pace of economic growth and the spread of corporate accounting scandals hurt the high yield bond market during the reporting period. The latter factor was particularly harmful to investor sentiment, which seemed to deteriorate further with each new revelation of suspect accounting practices and allegation of corporate fraud. Limited-term securities were particularly hard-hit by the scandals, primarily because shorter maturities give the issuing corporations less time to recover from problems and make good on any missed interest and principal payments.

After more than a year of slowing growth and recession, the U.S. economy showed some signs of recovery during the first six months of 2002. However, several developments combined to hold back the pace of economic growth. Persistently low rates of corporate capital spending, especially in many areas of the technology and telecommunications industry groups, removed a key pillar of potential economic support. Global tensions arising from the war on terrorism and conflict in the Middle East further heightened market uncertainties. Finally, a steeply declining stock market weighed heavily on other credit-sensitive investments, including high yield corporate bonds.

June 2002 was especially challenging. The last month of the reporting period saw the greatest high yield bond market declines ever. WorldCom Inc., which the portfolio owns, was hit particularly hard after revealing that billions of dollars of costs were incorrectly categorized as capital expenditures rather than operating expenses. As a result, WorldCom Inc. was forced to restate past earnings, turning previous profits into losses. Government and industry regulators  quickly  launched  investigations  into  allegations of fraud by the
company'   s    previous    management    team.

During the reporting period, the portfolio tried to position itself in high quality, liquid and generally more diverse holdings relative to its benchmark. This meant owning some of the bigger, more liquid issues in the high yield market. As the high yield market came under intense pressure due to WorldCom Inc., any security that could be sold by the market generally was. The relatively higher quality liquid bonds that were closer to par were hurt the most in this environment. This put downward pressure on the very big liquid names that we own.

For example, one portfolio holding, Charter Communications, is considered to be a more conservative investment in the telecom/cable sector. However, because of its liquidity it was sold down as hard as other bonds of companies with accounting scandals in that sector, such as Adelphia Communications. While we believe that we will be better positioned when the high yield market rebounds, these factors put considerable downward pressure on the portfolio during the
reporting    period.

What is the portfolio's current strategy?

We have continued in our efforts to improve the portfolio's credit-quality and liquidity characteristics. Doing so has been difficult, however, primarily because of heightened market volatility and periods of relatively low liquidity.
As   of  June  30,  2002,  the  portfolio' s  average  credit  rating  was  B+.

Although investor sentiment may take some time to recover from recent events, we believe that corporate bonds will eventually emerge from the scandals as a stronger market. After wringing out excesses and abuses, investors may become more confident in the accuracy and veracity of companies' financial reports. If and when this occurs, it should be easier to make the changes that, in our view,
have    the    potential    to    improve    portfolio    performance.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUBINDICES, BLENDED AND MARKET-WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND
(IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal

BONDS AND NOTES--88.3%                                                                           Amount(a)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--1.8%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8%, 2008                                                             175,000                  161,875

Hawk,

   Sr. Notes, Ser. B, 10.25%, 2003                                                              385,000                  373,450

                                                                                                                         535,325

AIRLINES--3.2%

Airplane Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                               2,963,100                  474,096

Continental Airlines,

   Sr. Notes, 8%, 2005                                                                          100,000                   88,500

Delta Air Lines,

   Notes, 7.7%, 2005                                                                            200,000                  187,483

Midway Airlines,

  Gtd. Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                              619,448  (b)             185,835

                                                                                                                         935,914

AUTO, TRUCKS & PARTS--2.3%

Aetna Industries,

   Sr. Notes, Ser.B, 11.875%, 2006                                                            1,500,000  (b,n)           232,500

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                            150,000                  126,000

Dana,

   Notes, 6.25%, 2004                                                                           320,000                  304,000

                                                                                                                         662,500

BANKING--1.4%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                             265,000                  270,936

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                       125,000  (c)             126,073

                                                                                                                         397,009

BEVERAGES--.9%

Sparkling Spring Water,

   Sr. Sub. Notes, 11.5%, 2007                                                                  275,000                  268,469

BROADCASTING & MEDIA--1.3%

Acme Television/Finance,

   Sr. Notes, Ser. B, 10.875%, 2004                                                             268,000                  270,680

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                                 120,000                  105,600

                                                                                                                         376,280


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
----------------------------------------------------------------------------------------------------------------------------

BUILDING & CONSTRUCTION--2.0%

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                            125,000                  109,375

   Sr. Sub. Notes, Ser. C, 10%, 2004                                                            546,000                  477,750

                                                                                                                         587,125

BUILDING MATERIALS--2.8%

AAF-Mcquay,

   Sr. Notes, 8.875%, 2003                                                                      539,000                  540,347

American Builders & Contractors,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                         90,000                   93,375

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                           15,000                   15,394

Owens Corning,

   Notes, 7.7%, 2008                                                                            450,000  (b)             176,625

                                                                                                                         825,741

CABLE & MEDIA--8.2%

Adelphia Communications,

   Sr. Notes, Ser. B, 8.375%, 2008                                                              400,000  (b)             162,000

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                            110,000  (d)              53,075

   Sr. Discount Notes, 0/11.75%, 2011                                                           360,000  (d)             127,800

   Sr. Discount Notes, 0/13.5%, 2011                                                            150,000  (d)              57,000

   Sr. Notes, 10%, 2011                                                                          90,000                   61,200

   Sr. Notes, 10.75%, 2009                                                                      800,000                  566,000

Coaxial Communications/Phoenix,

   Sr. Notes, 10%, 2006                                                                         330,000                  298,650

Echostar DBS,

   Sr. Notes, 9.25%, 2006                                                                        55,000                   50,875

NTL,

   Deb., 11.2%, 2007                                                                            330,000                  298,650

Pegasus Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                          945,000                  505,575

Telewest Communications,

   Deb., 11%, 2007                                                                              545,000                  220,725

                                                                                                                       2,401,550

CHEMICALS--4.7%

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                        52,000                   53,105

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                    100,000                  100,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                495,000                  445,500

Lyondell Chemical,

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                                 800,000                  768,000

                                                                                                                       1,366,605

CONSUMER PRODUCTS--.1%

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                            180,000  (b)              40,500

DIVERSIFIED FINANCIAL SERVICE--3.8%

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                                 393,000                  336,015

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                        79,000                   78,605

Tyco International Group:

   Gtd. Notes, 5.8%, 2006                                                                       150,000                  118,522

   Gtd. Notes, 6.375%, 2005                                                                     713,000                  584,646

                                                                                                                       1,117,788

ELECTRIC POWER--2.8%

Calpine,

   Sr. Notes, 7.625%, 2006                                                                      499,000                  346,805

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                   684,000                  471,960

                                                                                                                         818,765

ELECTRICAL & ELECTRONICS--3.7%

Amkor Technology,

   Sr. Notes, 9.25%, 2006                                                                       340,000                  280,500

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                      258,000                  197,370

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                      760,000                  616,175

                                                                                                                       1,094,045

EMERGING MARKETS--.3%

Republic of Turkey,

   Sr. Notes, 11.875%, 2030                                                                     113,000                   96,756


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

ENVIRONMENTAL--2.0%

Allied Waste N.A.,

   Gtd. Sr. Notes, Ser. B, 7.625%, 2006                                                         450,000                  436,500

Synagro Technologies,

   Sr. Sub. Notes, 9.5%, 2009                                                                   150,000  (c)             154,500

                                                                                                                         591,000

FINANCIAL--.1%

Finova Group,

   Notes, 7.5%, 2009                                                                             90,000                   30,150

FOOD WHOLESALE--1.3%

R.A.B Enterprises,

   Gtd. Sr. Notes, 10.5%, 2005                                                                   50,000  (e)              30,000

Sun World International,

   First Mortgage, Ser. B, 11.25%, 2004                                                         350,000                  350,000

                                                                                                                         380,000

FOREIGN/GOVERNMENTAL--2.9%

Bundesobligation,

   Bonds, Ser. 139, 4%, 2007                                                               EUR  435,000                  422,631

Bundesschatzanweisungen,

   Notes, 4.25%, 2004                                                                      EUR  435,000                  433,756

                                                                                                                         856,387

FORESTRY & PAPER--.5%

Appleton Papers,

   Sr. Sub. Notes, 12.5%, 2008                                                                  160,000  (c)             158,400

GAMING--1.4%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  350,000  (c)             320,250

Riviera Holdings,

   Gtd. Sr. Secured Notes, 11%, 2010                                                             90,000  (c)              87,975

                                                                                                                         408,225

LIFE INSURANCE--.7%

CNA Financial,

   Notes, 6.5%, 2005                                                                             95,000                   91,683

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE (CONTINUED)

Conseco:

   Gtd. Notes, 9%, 2008                                                                          11,000                    5,005

   Gtd. Sr. Notes, 8.75%, 2006                                                                  240,000  (c)             116,400

                                                                                                                         213,088

MACHINERY--1.9%

Case,

   Notes, Ser. B, 6.25%, 2003                                                                   241,000                  235,314

Day International Group,

   Sr. Notes, Ser. B, 11.125%, 2005                                                             311,000                  311,000

                                                                                                                         546,314

MINING & METALS--.5%

Haynes International,

   Sr. Notes, 11.625%, 2004                                                                     180,000                  140,400

NON-FOOD & DRUG RETAILERS--2.1%

Dillard's,

   Notes, 6.125%, 2003                                                                          630,000                  618,537

OFFICE EQUIPMENT--1.0%

IOS Capital,

   Notes, 9.75%, 2004                                                                           288,000                  287,741

OIL & GAS--.6%

Hanover Equipment Trust 2001 B,

   Sr. Secured Notes, 8.75%, 2011                                                               180,000  (c)             165,600

OIL & GAS-EXPLORATION & PRODUCTION--2.4%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                         417,000                  369,045

Pemex Project Funding Master Trust,

   Gtd. Notes, 8.5%, 2008                                                                       230,000                  239,200

Vintage Petroleum,

   Sr. Sub. Notes, 9.75%, 2009                                                                  100,000                   98,000

                                                                                                                         706,245

OIL REFINING--2.5%

EOTT Energy Partners/Finance,

   Gtd. Sr. Notes, 11%, 2009                                                                    555,000                  402,375

Tesoro Petroleum,

   Sr. Sub. Notes, Ser. B, 9.625%, 2008                                                         350,000                  325,500

                                                                                                                         727,875

PACKAGING--1.8%

Owens-Illinois,

   Sr. Notes, 7.85%, 2004                                                                       561,000                  542,768


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------

STRUCTURED INDEX--7.3%

HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                        2,000,000  (f)           1,865,000

Passive High Yield Return Securities Trusts 2001,

   Ctfs., 9.24%, 2011                                                                           308,000  (c,f)           275,542

                                                                                                                       2,140,542

TELECOMMUNICATION EQUIPMENT--4.8%

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                       1,873,000                1,301,735

Lucent Technologies,

   Notes, 7.25%, 2006                                                                           142,000                   97,270

                                                                                                                       1,399,005

TELECOMMUNICATIONS--5.2%

MJD Communications,

   Floating Rate Notes, Ser. B, 6.285%, 2008                                                    500,000  (g)             355,000

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                         150,000  (b)               2,250

   Sr. Notes, 14%, 2007                                                                         235,000  (b)              75,200

   Sr. Notes, Ser. B, 10%, 2008                                                                 610,000  (b,c)             9,150

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                      200,000  (b)               7,000

Qwest:

   Notes, 7.2%, 2004                                                                            450,000                  396,000

   Notes, 7.625%, 2003                                                                          200,000                  182,000

Qwest Capital Funding,

   Notes, 7.75%, 2006                                                                           700,000                  427,000

U.S. Unwired,

   Sr. Sub. Discount Notes, Ser. B, 0/13.375%, 2009                                              40,000  (d)               9,800

WorldCom:

   Notes, 7.875%, 2003                                                                          170,000  (h)              29,750

   Sr. Notes, 7.75%, 2007                                                                       320,000  (h)              52,800

                                                                                                                       1,545,950

TEXTILES-APPARREL--2.5%

Levi Strauss & Co.,

   Notes, 6.8%, 2003                                                                            557,000                  518,010

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                      500,000  (b)             220,000

                                                                                                                         738,010

TOBACCO--1.6%

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                                 160,000                  161,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------

TOBACCO (CONTINUED)

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                       310,000                  320,850

                                                                                                                         481,850

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--1.1%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.

    (Interest Only Obligations):

         Ser. 2288, Cl. IO, 6.5%, 1/15/2027                                                     244,613  (i)              36,080

         Ser. 2405, Cl. IA, 6.5%, 12/15/2011                                                    105,190  (i)               5,654

         Ser. 2407, Cl. DI, 6%, 12/15/2021                                                    1,078,365  (i)             129,067

Federal National Mortgage Association,

  REMIC Trust, Gtd. Pass-Through Cfts.,

  Ser. 2001-74, Cl. NI, 6%, 2/25/2021

   (Interest Only Obligation)                                                                   800,000  (i)             145,693

                                                                                                                         316,494

UTILITIES-NATURAL GAS DISTRIBUTORS--.9%

Dynegy Holdings,

   Sr. Notes, 8.125%, 2005                                                                      350,000                  269,680

WIRELESS TELECOMMUNICATIONS--3.9%

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                          100,000  (d)              15,500

   Sr. Notes, 13.625%, 2011                                                                     130,000                   39,650

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      300,000                  166,500

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      150,000                   95,250

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                      150,000  (c)              50,250

Microcell Telecommunications,

   Sr. Notes, Ser. B, 14%, 2006                                                                 400,000  (h)              34,000

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                 465,000                  194,719

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                    848,000                  432,480

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                      200,000                  121,000

                                                                                                                       1,149,349

TOTAL BONDS AND NOTES

   (cost $34,427,447)                                                                                                 25,937,982


PREFERRED STOCKS--9.1%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

BROADCASTING & MEDIA--3.0%

Paxson Communications:

   Cum., $1,325                                                                                      63  (c)             491,400

   Cum. Conv., $975                                                                                  49                  352,800

                                                                                                                         844,200

MINING & METALS--2.1%

Kaiser Group Holdings,

   Cum., $3.85                                                                                   17,554                  627,556

OIL & GAS-EXPLORATION & PRODUCTION--.5%

EXCO Resources,

   Cum. Conv., $1.05                                                                             10,000                  157,500

TELECOMMUNICATION EQUIPMENT--2.0%

Boise Cascade,

   Cum., $3.75 (Units)                                                                           10,748  (j)             572,868

TELECOMMUNICATIONS--1.5%

CSC Holdings,

   Ser. H, Cum. $117.50                                                                           6,600                  448,800

McLeodUSA,

   Ser. A, Non-Cum. Conv., $.4375                                                                   929                    3,483

                                                                                                                         452,283

TOTAL PREFERRED STOCKS

   (cost $2,794,010)                                                                                                   2,654,407
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--2.3%
--------------------------------------------------------------------------------

MINING & METALS--.0%

Kaiser Group Holdings (rights)                                                                   17,554  (k,l,n)               0

TELECOMMUNICATION EQUIPMENT--.1%

Loral Cyberstar (warrants)                                                                       20,940  (k)              23,557

TELECOMMUNICATIONS--.0%

McLeodUSA (warrants)                                                                              2,058  (k)                 269

TEXTILES-APPARREL--2.2%

HCI Direct, Cl. A                                                                                60,714  (n)             653,707

TOTAL COMMON STOCKS

   (cost $665,207)                                                                                                       677,533

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.9%                                                                     Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS--.9%

   1.8%, 7/5/2002                                                                               195,000  (m)             194,963

   1.7%, 9/19/2002                                                                               60,000  (m)              59,782

                                                                                                                         254,745

COMMERCIAL PAPER--1.0%

San Paolo IMI,

   1.9%, 7/01/2002                                                                              300,000                  300,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $554,739)                                                                                                       554,745
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $38,441,403)                                                             101.6%               29,824,667

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.6%)                (465,131)

NET ASSETS                                                                                       100.0%               29,359,536

(A) PRINCIPAL AMOUNT IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    EUR--EUROS

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002,
THESE SECURITIES AMOUNTED TO $1,995,540 OR 6.7% OF NET ASSETS.

(D)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(E)  GUARANTEED BY THE B. MANISCHEWITZ CO. AND MILLBROOK DISTRIBUTION SERVICES.

(F)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(G)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(H)  SUBSEQUENT TO 6/30/2002, THESE SECURITIES BECOME NON-INCOME PRODUCING.

(I)  NOTIONAL FACE AMOUNT SHOWN.

(J)  UNITS REPRESENT ONE SHARE OF PREFERRED STOCK AND A PURCHASE CONTRACT FOR
COMMON STOCK.

(K)  NON-INCOME PRODUCING SECURITY.

(L)  THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY
UNDER CERTAIN CONDITIONS.

(M)  WHOLLY OR PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL
FUTURES POSITIONS.

(N)  THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE
DIRECTION OF THE BOARD OF TRUSTEES.





                                                         Acquisition       Purchase
Issuer                                                          Date       Price ($)            Net Assets ($)      Valuation ($)
------------------------------------------------------------------------------------------------------------------------------

Aetna Industries, Sr Notes,
    11.875%, 10/1/2006                           7/10/1998-2/23/1999         107.67((+))                  .79              15.50

Kaiser Group Holdings (rights)                             6/26/2001            .00                       .00                .00

((+))  AVERAGE COST.


STATEMENT OF FINANCIAL FUTURES

June 30, 2002 (Unaudited)

                                                           Market Value                                          Unrealized
                                                             Covered by                                       (Depreciation)
                                      Contracts            Contracts ($)              Expiration            at 6/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

S&P 500                                       7               1,732,675            September 2002                   (21,450)

FINANCIAL FUTURES SHORT

Japanese 10 year Bonds                        1               1,163,487            September 2002                    (8,618)

                                                                                                                    (30,068)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  38,441,403  29,824,667

Cash                                                                      5,045

Dividends and interest receivable                                       749,569

Prepaid expenses                                                         39,380

                                                                     30,618,661
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            18,747

Payable for investment securities purchased                           1,093,845

Payable for shares of Beneficial Interest redeemed                      103,331

Accrued expenses                                                         30,755

Payable for futures variation margin--Note 4                              6,158

Unrealized (depreciation) on forward currency
  exchange contracts--Note 4                                              4,295

Interest payable--Note 2                                                  1,994

                                                                      1,259,125
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,359,536
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      65,254,705

Accumulated distributions in excess of investment income--net          (114,583)

Accumulated net realized gain (loss) on
  investments  and financial futures                                (27,129,543)

Accumulated net unrealized appreciation (depreciation) on
  investments and foreign currency transactions [including ($30,068)
  net unrealized (depreciation) on financial futures]--Note 4        (8,651,043)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,359,536

NET ASSET VALUE PER SHARE

                                                   Initial Shares       Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         25,147,052     4,212,484

Shares Outstanding                                      3,985,142       668,020
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                6.31          6.31

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,748,979

Dividends                                                              122,223

TOTAL INCOME                                                         1,871,202

EXPENSES:

Investment advisory fee--Note 3(a)                                     105,060

Prospectus and shareholders' reports                                    18,880

Auditing fees                                                           13,000

Custodian fees--Note 3(b)                                                8,279

Distribution fees--Note 3(b)                                             5,292

Interest expense--Note 2                                                 3,284

Trustees' fees and expenses--Note 3(c)                                   1,245

Legal fees                                                                 511

Shareholder servicing costs--Note 3(b)                                     256

Registration fees                                                          191

Miscellaneous                                                            7,557

TOTAL EXPENSES                                                         163,555

Less--waiver of fees due to undertaking--Note 3                        (14,909)

NET EXPENSES                                                           148,646

INVESTMENT INCOME--NET                                               1,722,556
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,923,786)

Net realized gain (loss) on financial futures                         (201,070)

NET REALIZED GAIN (LOSS)                                            (2,124,856)

Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($26,265) net unrealized
  (depreciation) on financial futures]                              (2,317,300)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,442,156)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,719,600)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)   December 31, 2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,722,556            3,832,724

Net realized gain (loss) on investments        (2,124,856)         (14,132,889)

Net unrealized appreciation (depreciation)
   on investments                              (2,317,300)           9,198,220

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,719,600)          (1,101,945)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (1,612,888)          (3,904,101)

Service shares                                   (277,464)            (188,081)

TOTAL DIVIDENDS                                (1,890,352)          (4,092,182)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    831,224            1,828,890

Service shares                                  4,114,033            3,809,061

Dividends reinvested:

Initial shares                                  1,612,888            3,904,101

Service shares                                    277,464              188,081

Cost of shares redeemed:

Initial shares                                 (3,495,759)         (10,189,874)

Service shares                                 (2,313,864)            (932,474)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             1,025,986           (1,392,215)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,583,966)          (6,586,342)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            32,943,502           39,529,844

END OF PERIOD                                  29,359,536           32,943,502

Undistributed (distributions in excess of)
   investment income--net                        (114,583)              53,213


                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                             (Unaudited)   December 31, 2001(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       116,509              222,919

Shares issued for dividends reinvested            241,874              508,983

Shares redeemed                                  (487,083)          (1,286,432)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (128,700)            (554,530)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       572,535              473,783

Shares issued for dividends reinvested             41,672               25,313

Shares redeemed                                  (327,997)            (117,345)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     286,210              381,751

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                          Six Months Ended

                                  June 30, 2002                                Year Ended December 31,
                                                    ---------------------------------------------------------------------

INITIAL SHARES                         (Unaudited)      2001(a)          2000          1999           1998          1997(b)
-------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                       7.33          8.47            10.44         11.80          12.88         12.50

Investment Operations:

Investment income--net                        .38(c)        .84(c)          1.15          1.21           1.14           .78

Net realized and unrealized
   gain (loss) on investments                (.98)        (1.07)           (1.95)        (1.38)         (1.08)          .41

Total from Investment Operations             (.60)         (.23)            (.80)         (.17)           .06          1.19

Distributions:

Dividends from investment
   income--net                               (.42)         (.91)           (1.17)        (1.19)         (1.14)         (.77)

Dividends from net realized
   gain on investments                         --            --               --            --             --          (.04)

Total Distributions                          (.42)         (.91)           (1.17)        (1.19)         (1.14)         (.81)

Net asset value, end of period               6.31          7.33             8.47         10.44          11.80         12.88
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            (8.22)(d)     (2.90)           (8.27)        (1.54)           .29         14.27(e)


                                          Six Months Ended

                                             June 30, 2002                               Year Ended December 31,
                                                                  ------------------------------------------------------------------

INITIAL SHARES                                  (Unaudited)       2001(a)         2000          1999           1998          1997(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       .90(e)           .90             .76           .73            .77           .89(e)

Ratio of interest expense
   to average net assets                       .02(e)           .01             .23           .11            .32           .20(e)

Ratio of net investment income
   to average net assets                     10.64(e)         10.37           11.10         10.53          10.10         10.27(e)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                     .05(e)            --              --            --             --           .05(e)

Portfolio Turnover Rate                     120.92(d)        198.14            15.29        52.08          50.18         37.98(d)
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                              25,147           30,146           39,529       66,357         83,418        31,454

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS
AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.THE EFFECT OF THESE
CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT
INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.05 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 11.07% TO 10.37%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
CHANGE IN PRESENTATION.

(B)  FROM APRIL 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                             Six Months Ended

                                                                                June 30, 2002            Year Ended December 31,
                                                                                                     ---------------------------

SERVICE SHARES                                                                     (Unaudited)            2001(a)         2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     7.33             8.46            8.46

Investment Operations:

Investment income--net                                                                    .40(c)           .79(c)           --

Net realized and unrealized gain (loss)
   on investments                                                                       (1.00)           (1.02)             --

Total from Investment Operations                                                         (.60)            (.23)             --
Distributions:

Dividends from investment income--net                                                    (.42)            (.90)             --

Net asset value, end of period                                                           6.31             7.33            8.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                        (8.34)(d)        (2.95)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                                  .90(e)           .90              --

Ratio of interest expense
   to average net assets                                                                  .02(e)           .01              --

Ratio of net investment income
   to average net assets                                                                10.80(e)         10.35              --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                         .38(e)           .24              --

Portfolio Turnover Rate                                                                120.92(d)        198.14           15.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   4,212            2,797               1

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS
AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THESE
CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT
INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.05 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 11.04% TO 10.35%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
CHANGE IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Limited Term High Income Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction if the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the differ ence between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings based on available cash balances left on deposit.

(d) Dividends to shareholders: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio has an unused capital loss carryover of $20,864,822 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $454,463 of the carryover expires in fiscal 2006, $5,316,701 expires in fiscal 2007, $4,480,534 expires in fiscal 2008 and $10,613,124 expires in fscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $4,092,182. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2002 was approximately $95,600, with a related weighted average annualized interest rate of 6.93%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .65 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed from January 1, 2002, to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings exceed .90 of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $14,909, pursuant to the undertaking.


(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $5,292 under the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $37 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $8,279 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2002, amounted to $37,484,909 and $37,277,445, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2002, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases
of    forward    currency    exchange    contracts,   the   fund   would   incu
a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2002:



                                                          Foreign
Forward Currency                                         Currency                                                     Unrealized
Exchange Contracts                                        Amounts         Proceeds ($)         Value ($)       (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

Euro, expiring 10/2/2002                                  870,000             855,297           859,592                   (4,295)



At June 30, 2002, accumulated net unrealized depreciation on investments was $8,616,736, consisting of $546,633 gross unrealized appreciation and $9,163,369 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           FOR MORE INFORMATION

                        DREYFUS VARIABLE INVESTMENT FUND,
                        LIMITED TERM  HIGH
                        INCOME PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  156SA0602



      Dreyfus Variable
      Investment Fund,
      Money Market
      Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, the stock and bond markets have fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt securities that are
more    credit-sensitive,    such    as    stocks    and    corporate   bonds.

In this environment, money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the
stock    market.

When will volatility in the longer term markets subside? No one knows for sure. But as many professionals can attest, it is unlikely that returns from money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

For the six-month period ended June 30, 2002, Dreyfus Variable Investment Fund, Money Market Portfolio produced an annualized yield of 1.63%. Taking into account the effects of compounding, the portfolio produced an annualized effective yield of 1.64%.(1)

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio invests in a diversified selection of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments.

Normally, the portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the portfolio's performance?

When  the  reporting  period  began, the economy was in the midst of a recession that had been intensified by the September 11 terrorist attacks. The Federal Reserve Board (the "Fed" ) had reacted quickly and decisively to the attacks, reducing the benchmark federal funds rate aggressively in an effort to rekindle economic growth. As a result, the reporting period began with a federal funds
rate    of    1.75%   , its    lowest    level    in    40    years.

In January, it was estimated that the U.S. economy grew at a 1.40% annual growth rate during the fourth quarter of 2001, driven primarily
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

by robust consumer spending. Buoyed by the economy's apparent gains, the Fed held the federal funds rate steady at its January 2002 meeting. As positive economic data accumulated in February -- including reports of increased manufacturing activity and strong consumer spending -- many analysts expected that the Fed would soon move to a more neutral stance to reflect the likelihood that the recession was over.

This proved to be the case when the Fed indicated at its March meeting that an economic recovery was apparently underway and that the risks of recession and inflation were evenly balanced. With this pronouncement, in our view, the Fed signaled that its aggressive rate-cutting campaign was complete. Although many fixed-income investors reacted as if rate hikes were imminent, the Fed later suggested that this was not necessarily true. With layoffs continuing and consumers spending less, the strength of the recovery remained uncertain.

By the end of the reporting period, it was revealed that the U.S. economy grew at a robust 6.10% annualized rate during the first quarter of 2002, representing the economy' s best quarterly performance since 1999. However, many analysts agreed that this figure was the result of the temporary effects of inventory liquidation as businesses rushed to sell off unsold goods, and that the second quarter's economic expansion rate would be more modest.

Indeed, the sluggishness of the economic recovery became more apparent in April and May. Jobless claims increased, indicating that businesses continued to reduce costs through layoffs. The Producer Price Index rose, mainly because of higher energy costs. For their part, consumers began to spend at a slower rate,
and    consumer    sentiment    dropped.

The economy continued to give mixed signals in June. On the one hand, a key index of U.S. manufacturing rose slightly compared to the prior month, suggesting that manufacturing was recovering faster than expected. On the other hand, the June unemployment rate's rise to 5.90% was greater than many expected, indicating that employers remained reluctant to add more workers until the
economy    strengthened.


What is the portfolio's current strategy?

The uncertainty of the economic recovery's strength and sustainability has been intensified recently by steep declines in the stock market. Despite the increase in manufacturing activity and persistently strong consumer spending, investor sentiment has turned negative amid the spread of accounting scandals among major U.S. corporations, terrorism fears and anemic corporate profits. These factors have contributed to a change in investors' expectations regarding the timing of potential interest-rate hikes. Currently, many analysts believe that the Fed is unlikely to raise rates until late in 2002 or early in 2003. Accordingly, we have continued to maintain a relatively long weighted average maturity for the portfolio.

July 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

                                                                                               Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--4.4%                                                 Amount ($)              Value ($)
--------------------------------------------------------------------------------

Citibank N.A.

   1.80%, 8/21/2002                                                                           4,000,000                4,000,056

Wells Fargo Bank N.A.

   1.82%, 10/18/2002                                                                          5,000,000  (a)           5,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $9,000,056)                                                                                                   9,000,056
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--41.8%
--------------------------------------------------------------------------------

Abbey National North America

   1.95%, 7/1/2002                                                                            8,000,000                8,000,000

Amstel Funding Corp.

   1.97%--2.05%, 8/13/2002--11/22/2002                                                       10,000,000                9,947,754

Dexia Delaware LLC

   2.10%, 10/16/2002                                                                          8,000,000                7,950,542

FCAR Owner Trust

   1.78%, 8/28/2002                                                                           9,000,000                8,974,335

General Electric Capital Corp.

   1.92%--1.99%, 8/5/2002--9/18/2002                                                         10,000,000                9,966,673

HVB Finance (Delaware) Inc.

   1.90%, 12/27/2002                                                                          9,000,000                8,915,870

ING (U.S.) Funding LLC

   2.21%, 1/31/2003                                                                           8,000,000                7,896,804

PB Finance (Delaware) Inc.

   1.87%, 12/19/2002                                                                          9,000,000                8,920,913

Toronto-Dominion Holdings USA Inc.

   2.05%, 12/30/2002                                                                          7,000,000                6,928,338

UBS Finance Delaware LLC

   2.00%, 7/1/2002                                                                            8,000,000                8,000,000

TOTAL COMMERCIAL PAPER

   (cost $85,501,229)                                                                                                 85,501,229
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--29.1%
--------------------------------------------------------------------------------

American Express Centurion Bank

   1.80%, 8/21/2002                                                                           9,000,000  (a)           9,000,000

Bear Stearns Cos. Inc.

   2.43%, 8/1/2002                                                                            7,535,000                7,560,104

CXC Inc.

   1.80%, 5/1/2003                                                                            5,000,000  (a)           5,000,000


                                                                                               Principal
CORPORATE NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

Canadian Imperial Bank of Commerce

   1.81%, 4/28/2003                                                                           8,000,000  (a)           7,996,690

K2 (USA) LLC

   3.86%, 8/15/2002                                                                           5,000,000  (b)           5,000,000

Links Finance LLC

   2.41%, 11/26/2002                                                                          3,000,000  (b)           3,000,000

Merrill Lynch & Co. Inc.

   1.80%, 8/15/2002                                                                           4,000,000  (a)           4,001,007

Sigma Finance Inc.

   3.88%, 7/1/2002                                                                            5,000,000  (b)           5,000,000

Sigma Finance Inc.

   1.85%, 10/21/2002                                                                          4,000,000  (a)           3,999,938

Societe Generale

   1.80%, 3/24/2003                                                                           9,000,000  (a)           8,997,197

TOTAL CORPORATE NOTES

   (cost $59,554,936)                                                                                                 59,554,936
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.4%
--------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.25%--2.63%, 10/25/2002--5/27/2003

   (cost $9,000,000)                                                                          9,000,000  (c)           9,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--4.9%
--------------------------------------------------------------------------------

National City Bank

   1.81%, 5/19/2003                                                                           5,000,000  (a)           5,000,411

U.S. Bank N.A.

   1.79%, 11/12/2002                                                                          5,000,000  (a)           5,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $10,000,411)                                                                                                 10,000,411
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--7.9%
--------------------------------------------------------------------------------

Federal Home Loan Banks, Discount Notes

   1.87%, 7/1/2002                                                                            8,275,000                8,275,000

Federal Home Loan Mortgage Corp., Discount Notes

   1.89%, 12/5/2002                                                                           8,000,000                7,935,107

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $16,210,107)                                                                                                 16,210,107

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TIME DEPOSITS--3.9%                                                                           Amount ($)               Value ($)
--------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  1.88%, 7/1/2002

   (cost $8,000,000)                                                                          8,000,000                8,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $197,266,739)                                                             96.4%              197,266,739

CASH AND RECEIVABLES (NET)                                                                         3.6%                7,407,665

NET ASSETS                                                                                       100.0%              204,674,404

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002,
THESE SECURITIES AMOUNTED TO $13,000,000 OR 6.4% OF NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
DISTRIBUTE OR SELL. SECURITIES RESTRICTED AS TO
PUBLIC RESALE. THESE SECURITIES WERE ACQUIRED FROM 1/29/2002 TO 5/31/2002 AT A
COST OF $9,000,000. AT JUNE 30, 2002, THE AGGREGATE VALUE OF THESE SECURITIES
WERE $9,000,000 REPRESENTING 4.4% OF NET ASSETS AND ARE VALUED AT AMORTIZED
COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           197,266,739   197,266,739

Cash                                                                  6,797,140

Interest receivable                                                     740,674

Prepaid expenses                                                          2,578

                                                                    204,807,131
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            86,071

Accrued expenses                                                         46,656

                                                                        132,727
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      204,674,404
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     204,680,734

Accumulated undistributed net investment income                          16,622

Accumulated net realized gain (loss) on investments                    (22,952)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      204,674,404
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 204,680,734

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,135,242

EXPENSES:

Investment advisory fee--Note 2(a)                                     488,653

Custodian fees                                                          18,848

Professional fees                                                       16,449

Trustees' fees and expenses--Note 2(b)                                   9,746

Prospectus and shareholders' reports                                     9,436

Registration fees                                                        1,625

Shareholder servicing costs--Note 2(a)                                     878

Miscellaneous                                                            1,222

TOTAL EXPENSES                                                         546,857

INVESTMENT INCOME--NET                                               1,588,385
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 (9,740)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,578,645

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,588,385            5,800,322

Net realized gain (loss) on investments           (9,740)                2,434

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,578,645             5,802,756
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,571,763)          (5,841,149)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 436,962,877         438,451,655

Dividends reinvested                            1,571,763           5,841,149

Cost of shares redeemed                     (424,315,971)        (378,180,680)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           14,218,669           66,112,124

TOTAL INCREASE (DECREASE) IN NET ASSETS       14,225,551           66,073,731
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           190,448,853          124,375,122

END OF PERIOD                                 204,674,404          190,448,853

Undistributed investment income--net               16,622                --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                          Six Months Ended
                                             June 30, 2002                                  Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001         2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00         1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .008          .039         .058          .047           .050          .050

Distributions:

Dividends from investment
   income--net                                       (.008)        (.039)       (.058)        (.047)         (.050)        (.050)

Net asset value, end of period                        1.00          1.00         1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   1.61(a)          3.97         5.98          4.78           5.12          5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .56(a)           .58          .60           .58            .56           .61

Ratio of net investment income
   to average net assets                           1.63(a)          3.72         5.87          4.69           5.01          5.08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     204,674        190,449     124,375       102,727         89,025        64,628

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Money Market Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon
Bank,  N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.
Dreyfus  Service  Corporation  (the" Distributor"), a wholly-owned subsidiary of
Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investment securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the portfolio's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly.
Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

On July 1, 2002, the portfolio declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday June 29, 2002 and Sunday June 30, 2002.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $13,281 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $1,106 of the carryover expires in fiscal 2006, $1,115 expires in fiscal 2007 and $11,060 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities  to  perform  transfer  agency services for the portfolio. During the period  ended  June  30,  2002,  the  portfolio was charged $108 pursuant to the transfer agency agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group.
The  Chairman  of  the  Board  receives  an additional 25% of such compensation.
Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


                        For More Information

                        Dreyfus Variable Investment Fund,
                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8510

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  117SA0602


      Dreyfus Variable
      Investment Fund,
      Quality Bond Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Quality Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We  present this semiannual report for Dreyfus Variable Investment Fund, Quality
Bond  Portfolio, covering the six-month period from January 1, 2002 through June
30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with William
Howarth, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

The  economy began to recover during the first half of 2002, signaling an end to the  U.S.  economic recession. As the economy has gained strength, however, bond prices have generally fluctuated widely. Prices of bonds that are more sensitive to  interest-rate  changes,  such  as U.S. government securities, first fell and then  rallied  as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South
Asia,  and  new  disclosures of questionable accounting and management practices among  certain  U.S.  corporations  generally  hurt  bonds  that are more credit
sensitive,    such    as    corporate    bonds.

As  these  factors have buffeted the financial markets, the short-term movements
of   stocks  and  bonds  have  been  impossible  to  predict.  Indeed,  as  many professionals  can  attest,  the  markets'  directions  become clearer only when viewed  from a perspective measured in years rather than weeks or months. If you have  questions or are worried about current market conditions, we encourage you to  talk  with  your financial advisor who can help you view current events from the  perspective  of  long-term  market  trends. For our part, we at The Dreyfus
Corporation  are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

William Howarth, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's Initial shares achieved a total return of 2.39% and its Service shares achieved a total return of 2.32% .(1) In comparison, the portfolio's benchmark, the Lehman Brothers
Aggregate  Bond  Index, achieved a total return of 3.79% for the same period.(2

The  portfolio  achieved  positive  overall returns during the reporting period.
Nonetheless, we are disappointed that the portfolio produced lower returns than its benchmark, primarily because of weakness among the portfolio's corporate bond holdings. Despite the start of an economic recovery, which historically has been good for corporate bonds, credit-sensitive investments were hurt by the well-publicized accounting scandals among a handful of major U.S. corporations.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Accordingly, the portfolio invests at least 80% of its assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations ("CMOs") and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities. The portfolio may also invest up to 10% of its net assets in foreign securities. In addition, the portfolio may invest in high-grade commercial paper issued by U.S. corporations, certificates of deposit, time deposits and bankers' acceptances, as well as municipal obligations and zero coupon securities.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

When selecting investments, we conduct extensive analyses to identify those bond market sectors that we believe represent the most attractive relative values.
Generally, we strive to hold those securities until their true values are reached, or until other market sectors become more attractively valued.

What other factors influenced the portfolio's performance?

When  the reporting period began, the economy was in recession and the financial markets  were  rebounding  from  the  lows  established  after  the September 11 terrorist  attacks.  By  the  middle  of  the  reporting period, however, market conditions  had changed markedly. An economic recovery of uncertain strength and duration  seemed to take hold, signaling an end to the recession and the Federal
Reserve  Board' s  (the "Fed") interest-rate cutting campaign. When recessionary pressures  and  terrorism-related  concerns  eased,  the  corporate  bond market generally  rose.  On  the  other  hand,  interest-rate-sensitive bonds generally languished amid expectations of higher short-term interest rates. Therefore, the
portfolio   benefited  at  the  time  from  its  relatively  heavy  exposure  to investment-grade  corporate  bonds  and  its  light  focus  on  U.S.  government securities.

The  corporate  bond  rally  was  soon  undermined,  however,  by  the spread of accounting scandals that began with the collapse of Enron Corp. in late 2001. As the  accounting  practices  of  more  major  corporations  failed to stand up to intensified  scrutiny,  investor  sentiment  turned  negative.  Bonds  issued by telecommunications  companies  and  energy-related  utilities  were particularly
hard-hit.   While  the  portfolio  held  some  investments  in  these  sectors, investment-grade industrial bonds comprised its main area of concentration. This
focus   on   the   highly   rated   debt   of   basic  materials  producers  and
economically-sensitive  manufacturers  helped the portfolio avoid the full brunt
of    the    corporate    bond    market'   s    decline.

As for interest-rate-sensitive bonds such as U.S. government securities, uncertainty surrounding the strength and sustainability of the economic recovery caused many investors to push back their initial expectations of the timing of any interest-rate hikes. Many analysts currently believe that the Fed will refrain from raising short-term interest rates until late this year or early next year. Accordingly, the fund's holdings of U.S. government securities -- comprised mainly of U.S. government agency debt -- posted relatively strong returns.

What is the portfolio's current strategy?

We  have  maintained  a cautious stance. Although we do not expect to see higher interest  rates  anytime  soon  and believe that corporate bond prices currently represent  attractive  values,  we  are reluctant to move more aggressively into credit-sensitive  investments  until  we  see  signs  of improvement in investor sentiment.  Consequently,  we currently intend to maintain the portfolio's asset mix  of  67%  corporate  bonds, 25% U.S. government securities and 8% cash as of
June  30,  2002.  In  addition,  we  have  continued to maintain the portfolio's average  duration -- a measure of sensitivity to changing interest rates -- at a
point    that    we    consider    to    be    neutral.

We are carefully monitoring the markets for signs that investors are becoming more comfortable with credit risk, and we are looking for evidence that the economy is gaining momentum. We are prepared to change our strategy and the portfolio's composition if and when these developments occur.

July 15, 2002

(1)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE
OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT
THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH
INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2)  SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE
APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX
IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT
AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND
ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio
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STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--88.6%                                                                           Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--2.4%

American Airlines,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 2011                                                            750,000                  755,183

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                     1,190,000                1,236,091

Continental Airlines,

  Pass-Through Ctfs.:

      Ser. 1998-1, Cl. A, 6.648%, 2017                                                          225,312                  221,321

      Ser. 2000-2, Cl. A1, 7.707%, 2021                                                         947,952                  956,746

      Ser. 2001-1, Cl. A1, 6.703%, 2021                                                       1,099,391                1,077,807

Goodrich (B.F.),

   Notes, 7%, 2038                                                                            1,383,000                1,218,879

U.S. Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                          270,471                  199,969

                                                                                                                       5,665,996

ASSET-BACKED CTFS./AUTO LOANS--1.2%

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           2,750,000                2,919,563

ASSET-BACKED CTFS./CREDIT CARDS--.8%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           1,850,000                1,891,440

ASSET-BACKED CTFS./HOME EQUITY LOANS--1.5%

Chase Funding Loan Acquisition Trust,

   Ser. 2001-AD1, Cl. 1A2, 4.058%, 2017                                                       1,100,000                1,108,078

Countrywide,

   Ser. 2002-S2, Cl. A5, 5.478%, 2017                                                         2,445,000                2,458,944

                                                                                                                       3,567,022

ASSET-BACKED CTFS./MANUFACTURED HOUSING--.1%

Conseco Finance Securitizations,

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                             311,357                  312,753

ASSET-BACKED CTFS./MORTGAGE LOANS--1.0%

IMPAC Secured Assets Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 2023                                                          2,250,000                2,269,688

AUTOMOTIVE--6.1%

Ford Motor Credit,

  Global Landmark Securities:

      6.5%, 2007                                                                              1,165,000                1,167,201

      7.25%, 2011                                                                             1,590,000                1,600,305


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (CONTINUED)

GMAC:

   Bonds, 8%, 2031                                                                            2,525,000                2,589,834

   Medium-Term Notes, 3.75%, 2003                                                             3,500,000  (b)           3,543,323

   Notes, 6.125%, 2006                                                                        2,787,000  (c)           2,829,042

TRW,

   Notes, 6.625%, 2004                                                                        2,400,000                2,507,746

                                                                                                                      14,237,451

BROKERAGE--.5%

Goldman Sachs Group,

   Sr. Notes, 6.6%, 2012                                                                      1,085,000  (c)           1,107,133

CABLE/MEDIA--2.2%

AOL Time Warner,

   Bonds, 7.7%, 2032                                                                            900,000                  800,536

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         1,009,000  (d)             358,195

   Sr. Notes, 8.625%, 2009                                                                      447,000                  301,725

Fox Family Worldwide:

   Sr. Discount Notes, 0/10.25%, 2007                                                         1,357,305  (d)           1,454,013

   Sr. Notes, 9.25%, 2007                                                                     1,200,000                1,275,000

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                                 867,000  (c)             891,462

                                                                                                                       5,080,931

CHEMICALS--.2%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                     75,000                   75,000

Lyondell Chemicals,

  Gtd. Sr. Secured Notes,

   Ser. B, 9.875%, 2007                                                                         300,000                  288,000

                                                                                                                         363,000

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--8.9%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                        3,051,416                3,187,265

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         1,988,757                2,088,928

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           3,355,000                3,507,829

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        1,450,000  (b,e)         1,497,285

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          1,084,704                1,165,017

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                        2,846,418  (e)           2,849,198

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       1,948,000  (e)           1,979,507

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         2,465,465                2,640,063

TIAA CMBS I Trust,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            1,848,525  (e)           1,966,202

                                                                                                                      20,881,294

ELECTRONICS--.4%

Hewlett-Packard,

   Notes, 5.75%, 2006                                                                         1,037,000                1,048,500

FINANCIAL SERVICES--4.9%

Countrywide Home Loan,

  Gtd. Medium-Term Notes,

   Ser. K, 5.625%, 2007                                                                       2,500,000                2,559,105

Credit-Backed Steers Trust 2001,

   Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                                       2,000,000  (e)           1,955,000

Household Finance:

   Notes, 6.75%, 2011                                                                         2,187,000                2,156,034

   Notes, 7%, 2012                                                                            1,600,000                1,593,766

International Lease Finance,

   Notes, 6.375%, 2009                                                                        2,225,000                2,303,416

USA Education,

   Medium-Term Notes, Ser. A, 5.625%, 2007                                                      772,000                  798,214

                                                                                                                      11,365,535

FOOD & BEVERAGES--1.7%

Land O' Lakes,

   Sr. Notes, 8.75%, 2011                                                                       931,000  (e)             879,795

Panamerican Beverages,

   Sr. Notes, 7.25%, 2009                                                                     1,775,000                1,792,590

Tyson Foods,

   Notes, 8.25%, 2011                                                                         1,220,000  (c)           1,348,183

                                                                                                                       4,020,568

FOREIGN--3.9%

BundesObligation,

   Bonds, Ser. 139, 4%, 2007                                                             EUR  3,292,000                3,198,394


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Bundesschatzanweisungen,

   Bonds, 4.25%, 2004                                                                    EUR  3,292,000                3,282,588

United Mexican States:

   Bonds, Ser. B, 6.25%, 2019                                                                   750,000                  710,625

   Medium-Term Notes, 8.3%, 2031                                                              1,870,000                1,823,250

                                                                                                                       9,014,857

HEALTH CARE--.5%

Medtronic,

   Sr. Conv. Deb., 1.25%, 2021                                                                1,122,000  (c)           1,138,830

HOTELS--.2%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  560,000  (e)             512,400

INDUSTRIAL--.6%

Tyco International Group:

   Gtd. Notes, 5.8%, 2006                                                                     1,571,000                1,241,326

   Gtd. Notes, 6.75%, 2011                                                                      312,000                  242,730

                                                                                                                       1,484,056

INSURANCE--2.4%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        2,794,000                3,374,048

American International Group,

   Sr. Conv. Deb., 0%, 2031                                                                   2,318,000                1,422,673

Conseco:

   Gtd. Notes, 6.8%, 2007                                                                       624,000  (c,e)           280,800

   Gtd. Notes, 9%, 2008                                                                          56,000                   25,480

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                       441,000                  472,362

                                                                                                                       5,575,363

METALS & MINING--3.6%

Alcoa,

   Notes, 6%, 2012                                                                            3,505,000                3,603,483

Barrick Gold Finance,

   Gtd. Deb., 7.5%, 2007                                                                        675,000                  731,932

Falconbridge,

   Notes, 7.35%, 2012                                                                           815,000                  840,086

INCO,

   Notes, 7.75%, 2012                                                                         2,415,000                2,497,854

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------

METALS & MINING (CONTINUED)

Owens-Brockway Glass Container,

   Sr. Secured Notes, 8.875%, 2009                                                              754,000  (e)             757,770

                                                                                                                       8,431,125

OIL & GAS--1.1%

Pemex Project Funding Master Trust,

   Gtd. Notes, 8.5%, 2008                                                                     1,125,000                1,170,000

Vintage Petroleum,

   Sr. Notes, 8.25%, 2012                                                                     1,350,000  (e)           1,333,125

                                                                                                                       2,503,125

PAPER PRODUCTS--.6%

Bowater Canada Finance,

   Gtd. Notes, 7.95%, 2011                                                                    1,435,000                1,483,051

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--1.8%

Chase Mortgage Finance:

   Ser. 1998-S3, Cl. B3, 6.5%, 2013                                                             548,094  (e)             549,850

   Ser. 1999-S12, Cl. B1, 7.25%, 2029                                                         1,459,076                1,501,404

Norwest Asset Securities,

   Ser. 1998-13 Cl. B5, 6.25%, 2028                                                             237,514  (e)             212,029

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B3, 7%, 2027                                                               272,907                  278,789

Residential Funding Mortgage Securities I:

   Ser. 1997-S19, Cl. M2, 6.5%, 2012                                                            910,666                  938,495

   Ser. 1997-S21, Cl. M2, 6.5%, 2012                                                            524,056                  541,104

   Ser. 1998-NS1, Cl. B1, 6.375%, 2009                                                          105,968  (e)             108,360

                                                                                                                       4,130,031

RETAIL--1.1%

Sears Roebuck Acceptance,

   Notes, 6.75%, 2011                                                                         2,425,000  (c)           2,490,652

STRUCTURED INDEX--5.0%

Morgan Stanley Tracers,

   Notes, 7.22%, 2011                                                                         2,624,000  (e,f)         2,714,127

Morgan Stanley Tracers-II,

   Notes, 7.193%, 2011                                                                        7,360,000  (e,f)         7,612,794

Passive High Yield Return Securities Trusts 2001,

   Ctfs., 9.24%, 2011                                                                         1,574,000  (e,f)         1,407,864

                                                                                                                      11,734,785

TECHNOLOGY--1.1%

Computer Sciences,

   Notes, 6.75%, 2006                                                                           735,000  (c)             778,634


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Thomson:

   Bonds, 5.75%, 2008                                                                           650,000                  655,108

   Notes, 6.2%, 2012                                                                          1,135,000                1,139,438

                                                                                                                       2,573,180

TELECOMMUNICATION--4.2%

AT&T,

   Sr. Notes, 7.3%, 2011                                                                      1,134,000  (e)             942,980

AT&T Wireless Services,

   Notes, 8.125%, 2012                                                                        1,129,000                  922,360

Alltel,

   Notes, 7%, 2012                                                                              735,000  (c)             734,671

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      710,000  (c)             394,050

British Telecommunications,

   Notes, 8.375%, 2010                                                                        1,371,000                1,494,659

Citizens Communications,

   Notes, 9.25%, 2011                                                                         1,425,000                1,355,215

France Telecom,

   Notes, 8.25%, 2011                                                                         1,170,000                1,070,155

Marconi,

   Bonds, 8.375%, 2030                                                                        2,111,000                  548,860

Nextel Communications:

   Conv. Sr. Notes, 5.25%, 2010                                                                 165,000  (c)              69,094

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                    952,000  (c)             485,520

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                         972,000                  972,510

TeleCorp PCS,

   Gtd. Sr. Discount Notes, 0/11.625%, 2009                                                     445,000  (d)             340,425

Tritel PCS:

   Gtd. Sr. Discount Notes, 0/12.75%, 2009                                                      383,000  (d)             302,570

   Gtd. Sr. Sub. Notes, 10.375%, 2011                                                           310,000  (c)             285,200

                                                                                                                       9,918,269

TOBACCO--1.6%

Philip Morris Cos.:

   Deb., 7.75%, 2027                                                                          1,233,000                1,311,266

   Notes, 7.65%, 2008                                                                         2,330,000                2,558,370

                                                                                                                       3,869,636

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--5.7%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                         12,000,000               11,754,360

U.S. Treasury Principal Strips:

   0%, 5/15/2021                                                                              1,000,000                  325,890

   0%, 4/15/2029                                                                              2,500,000  (g)           1,215,105

                                                                                                                      13,295,355

U.S. GOVERNMENT AGENCIES--3.7%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          7,417,000  (g)           8,572,374

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--17.5%

Federal Home Loan Banks,

   Bonds, Ser. 218, 4.5%, 7/7/2003                                                            8,500,000                8,690,562

Federal Home Loan Mortgage Corp.:

   6.5%                                                                                         710,000  (h)             724,200

   Notes, 6.375%, 11/15/2003                                                                 12,750,000               13,425,253

   REMIC Trust, Gtd. Pass-Through Ctfs.

      (Interest Only Obligation):

         Ser. 1916, Cl. P1, 7%, 12/15/2011                                                    1,636,562  (i)             238,594

         Ser. 1999, Cl. PW, 7%, 8/15/2026                                                     1,996,712  (i)             218,081

Federal National Mortgage Association:

   6.88%, 2/1/2028                                                                            1,335,595                1,416,715

   7%, 6/1/2029-9/1/2029                                                                      2,778,026                2,882,202

   Notes, 5%, 2/14/2003                                                                       8,500,000                8,655,253

   REMIC Trust, Gtd. Pass-Through Ctfs.

      Ser. 1993-20, Cl. GC, 7%, 9/25/2019

      (Interest Only Obligation)                                                                684,652  (i)              11,605

Government National Mortgage Association l:

   7%                                                                                         4,000,000  (h)           4,152,480

   8%, 9/15/2008                                                                                240,167                  255,177

Government National Mortgage Association ll,

   7%, 9/20/2028-7/20/2029                                                                      274,315                  284,621

                                                                                                                      40,954,743

UTILITIES/GAS & ELECTRIC--2.1%

Marketspan,

   Deb., 8.2%, 2023                                                                             977,000                1,020,414

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                               910,000                  919,100


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS & ELECTRIC (CONTINUED)

Nisource Finance,

   Gtd. Sr. Notes, 7.875%, 2010                                                               1,216,000                1,258,657

PSEG Energy Holdings,

   Sr. Notes, 8.5%, 2011                                                                        760,000                  710,688

Southern Co. Capital Funding,

   Gtd. Sr. Notes, Ser. A, 5.3%, 2007                                                           998,000                1,013,538

                                                                                                                       4,922,397

TOTAL BONDS AND NOTES

   (cost $207,701,619)                                                                                               207,335,103
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--5.9%
------------------------------------------------------------------------------------------------------------------------------------

BANKING--5.0%

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   6.7%, 6/15/2008                                                                            2,854,000  (c,j,k)       2,970,118

IBJ Preferred Capital,

  Non-Cumulative Preferred Securities,

   Ser. A, 8.79%, 6/30/2008                                                                   1,460,000  (e,j,k)       1,207,089

KBC Bank Funding Trust III,

  Gtd., Non-Cumulative Trust Preferred Securities,

   9.86%, 11/2/2009                                                                           2,490,000  (e,j,k)       2,943,755

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar

  Preference Shares,

   Ser. 1, 9.118%, 3/31/2010                                                                  2,817,000  (j,k)         3,318,761

UBS Preferred Funding Trust I,

  Gtd. Non-Cumulative Capital Trust Preferred Securities,

   8.622%, 10/1/2010                                                                          1,156,000  (j,k)         1,326,778

                                                                                                                      11,766,501

INSURANCE--.9%

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                  2,075,000  (e,j)         2,174,170

TOTAL OTHER SECURITIES

   (cost $13,709,305)                                                                                                 13,940,671

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

PREFERRED STOCKS--2.9%                                                                           Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--1.0%

Raytheon,

   Cum. Conv., $4.125                                                                            35,000                2,331,875

FINANCIAL SERVICES--.5%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                          76,232                1,120,610

PAPER PRODUCTS--1.2%

Temple-Inland,

   Cum. Conv., $3.75                                                                             50,987                2,743,101

TELECOMMUNICATION--.2%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     13,766  (l)             631,446

TOTAL PREFERRED STOCKS

   (cost $7,359,005)                                                                                                   6,827,032
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--8.2%                                                                     Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--8.1%

San Paolo IMI,

   1.9%, 7/1/2002                                                                             3,900,000                3,900,000

Transamerica Financial,

   1.97%, 7/1/2002                                                                            5,000,000                5,000,000

UBS Finance,

   2%, 7/1/2002                                                                              10,000,000  (b,j)        10,000,000

                                                                                                                      18,900,000


                                                                                              Principal

SHORT-TERM INVESTMENTS (CONTINUED)                                                               Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--.1%

U.S. Treasury Bills,

   1.65%, 7/5/2002                                                                              170,000                  169,966

TOTAL SHORT-TERM INVESTMENTS

   (cost $19,069,968)                                                                                                 19,069,966
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $247,839,897)                                                             105.6%             247,172,772

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (5.6%)            (13,105,811)

NET ASSETS                                                                                        100.0%             234,066,961

(A) PRINCIPAL AMOUNT STATED IN U. S. DOLLARS UNLESS OTHERWISE NOTED.

    EUR--EUROS

(B) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT JUNE 30, 2002, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $11,056,627 AND THE TOTAL
MARKET VALUE OF THE COLLATERERAL HELD BY THE FUND IS $11,548,958.

(D)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE.

(E)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002,
THESE SECURITIES AMOUNTED TO $33,884,100 OR 14.5% OF NET ASSETS.

(F)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(G)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES TO THE CONSUMER PRICE INDEX.

(H)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(I)  NOTIONAL FACE AMOUNT SHOWN.

(J)  DATE SHOWN REPRESENTS THE EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY

(K)  THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(L)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 AND A
SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           247,839,897   247,172,772

Cash                                                                  2,469,161

Receivable for investment securities sold                            36,953,511

Collateral for securities loaned--Note 1(c)                          11,548,958

Dividends and interest receivable                                     3,253,006

Paydowns receivable                                                       6,212

Receivable for shares of Beneficial Interest subscribed                      93

Prepaid expenses                                                          7,523

                                                                    301,411,236
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           153,868

Payable for investment securities purchased                          55,570,680

Liability for securities loaned--Note 1(c)                           11,548,958

Net unrealized depreciation of forward
  currency exchange contracts--Note 4                                    32,503

Accrued expenses                                                         38,266

                                                                     67,344,275
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      234,066,961
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     236,543,941

Accumulated undistributed investment income--net                        738,561

Accumulated net realized gain (loss) on investments                  (2,516,329)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (699,212)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      234,066,961

NET ASSET VALUE PER SHARE

                                            Initial Shares     Service Shares
-------------------------------------------------------------------------------

Net Assets ($)                                 191,199,191         42,867,770

Shares Outstanding                              16,781,863          3,771,316
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                        11.39              11.37

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                              6,419,670

Cash dividends                                                           26,232

TOTAL INCOME                                                          6,445,902

EXPENSES:

Investment advisory fee--Note 3(a)                                      727,197

Distribution fees--Note 3(b)                                             41,197

Custodian fees--Note 3(b)                                                34,044

Professional fees                                                        17,457

Prospectus and shareholders' reports                                     15,695

Trustees' fees and expenses--Note 3(c)                                   11,942

Shareholder servicing costs--Note 3(b)                                    3,143

Registration fees                                                         1,786

Miscellaneous                                                             4,008

TOTAL EXPENSES                                                          856,469

INVESTMENT INCOME--NET                                                5,589,433
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           (920,778)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                     729,100

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (191,678)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  5,397,755

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,589,433            10,099,371

Net realized gain (loss) on investments          (920,778)            3,728,693

Net unrealized appreciation (depreciation)
   on investments                                 729,100            (3,103,952)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,397,755            10,724,112
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (4,202,530)          (10,444,543)

Service shares                                   (707,640)             (559,921)

Net realized gain on investments:

Initial shares                                         --            (1,311,412)

Service shares                                         --              (138,703)

TOTAL DIVIDENDS                                (4,910,170)          (12,454,579)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 21,066,693            66,380,362

Service shares                                 20,422,872            24,705,713

Dividends reinvested:

Initial shares                                  4,202,530            11,755,955

Service shares                                    707,640               698,624

Cost of shares redeemed:

Initial shares                                (25,620,795)          (34,724,158)

Service shares                                 (1,719,846)           (1,451,387)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            19,059,094            67,365,109

TOTAL INCREASE (DECREASE) IN NET ASSETS        19,546,679            65,634,642
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           214,520,282           148,885,640

END OF PERIOD                                 234,066,961           214,520,282

Undistributed investment income--net              738,561                59,298


                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,850,149             5,716,721

Shares issued for dividends reinvested            369,582             1,014,732

Shares redeemed                                (2,248,641)           (2,988,946)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (28,910)            3,742,507
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,794,763             2,129,896

Shares issued for dividends reinvested             62,352                60,664

Shares redeemed                                  (150,646)             (125,757)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,706,469             2,064,803

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                   Six Months Ended
                                      June 30, 2002                                   Year Ended December 31,
                                                               --------------------------------------------------------------------
INITIAL SHARES                           (Unaudited)              2001(a)          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        11.37              11.39            10.89         11.50          11.73         11.50

Investment Operations:

Investment income--net                          .28(b)             .65              .68           .62            .67           .73

Net realized and unrealized
   gain (loss) on investments                  (.01)               .10              .50          (.61)          (.04)          .32

Total from Investment Operations                .27                .75             1.18           .01            .63          1.05

Distributions:

Dividends from investment
   income--net                                 (.25)              (.69)            (.68)         (.62)          (.68)         (.73)

Dividends from net realized gain
   on investments                                --               (.08)              --            --           (.18)         (.09)

Total Distributions                            (.25)              (.77)            (.68)         (.62)          (.86)         (.82)

Net asset value, end of period                11.39              11.37            11.39         10.89          11.50         11.73
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               2.39(c)            6.69            11.20           .18           5.49          9.42
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                        .73(d)             .75              .72           .74            .73           .75

Ratio of interest expense to
   to average net assets                         --                 --               --            --             --           .02

Ratio of net investment income
   to average net assets                       5.30(d)            5.57             6.12          5.66           5.74          6.27

Portfolio Turnover Rate                      428.12(c)        1,105.61           917.75        521.51         244.95        374.76
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                              191,199            191,089          148,885       135,822        121,461        88,292

(A)  AS REQUIRED, EFFECTIVE JANUARY1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS
AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS
CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001, WAS TO DECREASE NET INVESTMENT
INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 5.91% TO 5.57%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT
THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                             Six Months Ended
                                                                                June 30, 2002              Year Ended December 31,
                                                                                                   ---------------------------------
SERVICE SHARES                                                                     (Unaudited)          2001(a)           2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    11.35          11.39             11.39

Investment Operations:

Investment income--net                                                                    .27(c)         .58(c)             --

Net realized and unrealized gain (loss)
   on investments                                                                        (.01)           .14                --

Total from Investment Operations                                                          .26            .72                --

Distributions:

Dividends from investment income--net                                                    (.24)          (.68)               --

Dividends from net realized gain
   on investments                                                                          --           (.08)               --

Total Distributions                                                                      (.24)          (.76)               --

Net asset value, end of period                                                          11.37          11.35             11.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                         2.32(d)        6.37                --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .99(e)        1.01                --

Ratio of net investment income
   to average net assets                                                                 4.80(e)        5.24                --

Portfolio Turnover Rate                                                                428.12(d)    1,105.61            917.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  42,868         23,431                 1

(A)  AS REQUIRED, EFFECTIVE JANUARY1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS
AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS
CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001, WAS TO DECREASE NET INVESTMENT
INCOME PER SHARE BY $.03, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.03 AND DECREASED THE RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS FROM 5.57% TO 5.24%. PER SHARE DATA AND RATIOS/
SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,2001 HAVE NOT BEEN RESTATED TO
REFLECT THESE CHANGES IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Quality Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon
Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

On June 28, 2002, the Board of Trustees declared a cash dividend of .051 and .. 049 per share for the Initial Shares and Service Shares respectively, from undistributed investment income-net payable on July 1, 2002 (ex-dividend date) to shareholders of record as of the close of business on June 28, 2002.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001, was as follows: ordinary income 12,324,718 and long-term capital gains $129,861. The tax character of current year distributions will be determined at the end of the current fiscal year.


NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and to dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $41,197 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $3,114 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $34,044 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2002, amounted to $911,919,270 and $896,070,929, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2002:

                                                        Foreign
Forward Currency                                      Currency                                                   Unrealized
    Exchange Contracts                                 Amounts         Proceeds ($)        Value ($)      (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

EURO,

    expiring 10/2/2002                               6,584,000           6,505,233        6,472,730                 (32,503)

At June 30, 2002, accumulated net unrealized depreciation on investments was $667,125, consisting of $3,438,048 gross unrealized appreciation and $4,105,173 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                        For More Information

                        Dreyfus Variable Investment Fund,
                        Quality Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  120SA0602



      Dreyfus Variable
      Investment Fund,
      Small Cap Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                            Small Cap Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Small Cap Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Russell 2000 Index, a widely accepted benchmark of domestic small-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2002




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Cap Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, Dreyfus Variable Investment Fund, Small Cap Portfolio produced a total return of -2.88% for its Initial shares and -3.01% for its Service shares.(1) This compares with a total return of -4.70% for the portfolio' s benchmark, the Russell 2000 Index (the "Index"), for the same period.(2)

We attribute the portfolio's performance to a challenging environment for most stocks, despite an improving U.S. economy. The portfolio performed slightly better than the Index primarily due to good stock selections in the health care, materials and processing, and producer durables areas.

What is the portfolio's investment approach?

The portfolio invests at least 80% of its assets in small-cap companies, focusing on those believed to be new leaders in their industries. Typically, these companies are characterized by new or innovative products or services that have the potential to enhance earnings or revenue growth. We also consider factors that we believe are likely to affect a stock's performance, such as
changes   in   a   company'  s   management   or   organizational   structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further diversify among the market's various sectors and industries, supervising a team of sector managers, each of whom makes buy-and-sell recommendations within their respective areas of expertise.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The U.S. economy showed clear signs of recovery during the first six months of 2002, with many companies reporting gradually improving financial results. Despite these positive developments, several factors undermined stock prices. First, the pace of economic recovery proved slower than many analysts had predicted, leading to lower than expected revenues and earnings among a wide range of industries. Second, the war on terrorism and tensions in the Middle East raised uncertainties regarding global conflict and the price of oil. Furthermore, accounting-related problems at several prominent companies undermined investor confidence in the accuracy and veracity of financial reports.

In the face of these problems, small-company stocks performed better on the whole than their large-company counterparts due to relatively favorable valuations. Although the portfolio' s benchmark fell nearly 5% during the reporting period, this compares to declines of more than 13% for the S&P 500
Index    and    most    other    large-cap    market    indices.

The portfolio benefited from the relative strength in small-cap stocks to an even greater degree than its benchmark, primarily because of the effectiveness of our stock selection process. Among health care stocks, the portfolio avoided most biotechnology stocks, an area that sustained steep declines. Instead, it focused on relatively strong managed care providers such as Mid Atlantic Medical Services; product distributors such as Henry Schein; and hospital providers such as LifePoint Hospitals. In materials and processing, the portfolio emphasized a variety of consumer packaging stocks that rose on the strength of stable earnings and revenues such as Packaging Corp. of America and Crown Cork & Seal. Among consumer durables, a variety of strong individual stock selections such as Terex and Albany International enabled the portfolio to score double-digit gains
in    an    area    where    the    Index    suffered    losses.

On the negative side, the portfolio lagged its benchmark in a few industry sectors. In the technology sector, one of the market's worst-performing areas, fund holding WebEx Communications was hurt by weak demand and subsequent earnings shortfall, while Midway Games, another holding, failed to meet rising earnings expectations. Among financial stocks, strong performance in regional banks, such as Cullen/Frost Bankers and Harbor Florida Bancshares, was undermined by weak returns from insurance holdings, such as Annuity and Life Re Holdings, and profit taking in some of the portfolio's best long-term performers such as Horace Mann Educators and Global Payments

What is the portfolio's current strategy?

As of the end of the reporting period, we have placed slightly greater emphasis on investments in a variety of cyclical and growth-oriented areas that we believe have relatively attractive valuations, strong fundamentals and more predictable earnings. These include energy, materials and processing, producer durables, and autos and transportation stocks. We have slightly de-emphasized consumer, financial, technology and utilities stocks, where we believe prospects are more dubious. At the same time, we continue to target the full range of growth- and value-oriented small-cap stocks in our constant search for the most
promising    investment    opportunities.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

   Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)


STATEMENT OF INVESTMENTS

COMMON STOCKS--96.5%                                                                            Shares               Value ($)
--------------------------------------------------------------------------------

COMMERCIAL SERVICES--3.1%

Dendrite International                                                                          261,500  (a)           2,528,705

Schein (Henry)                                                                                  225,000  (a)          10,012,500

Valassis Communications                                                                         275,000  (a)          10,037,500

                                                                                                                      22,578,705

CONSUMER DURABLES--1.0%

Callaway Golf                                                                                   450,000                7,128,000

CONSUMER NON-DURABLES--4.8%

Dial                                                                                            675,000               13,513,500

Dreyer's Grand Ice Cream                                                                        255,000               17,493,000

Tommy Hilfiger                                                                                  300,000  (a)           4,296,000

                                                                                                                      35,302,500

CONSUMER SERVICES--7.7%

Emmis Communications, Cl. A                                                                     400,000  (a)           8,476,000

ITT Educational Services                                                                        425,000  (a)           9,265,000

Mediacom Communications                                                                         800,000  (a)           6,232,000

Meredith                                                                                        285,000               10,929,750

Six Flags                                                                                       535,000  (a)           7,730,750

Station Casinos                                                                                 600,000  (a)          10,710,000

Sun International Hotels                                                                        125,000  (a)           3,097,500

                                                                                                                      56,441,000

ELECTRONIC TECHNOLOGY--7.5%

Aeroflex                                                                                        765,000  (a)           5,316,750

Aviall                                                                                          625,000  (a)           8,750,000

Cirrus Logic                                                                                    300,000  (a)           2,247,000

Exar                                                                                            445,000  (a)           8,775,400

Harris                                                                                          265,000                9,603,600

Intersil, Cl. A                                                                                 268,460  (a)           5,739,675

Plexus                                                                                          350,000  (a)           6,335,000

Veeco Instruments                                                                               335,000  (a)           7,741,850

                                                                                                                      54,509,275

ENERGY MINERALS--6.0%

Cabot Oil & Gas, Cl. A                                                                          400,000                9,140,000

EXCO Resources                                                                                   35,400  (a)             534,186

Ocean Energy                                                                                    500,000               10,835,000

Peabody Energy                                                                                  350,000                9,905,000


COMMON STOCKS (CONTINUED)                                                                       Shares               Value ($)
--------------------------------------------------------------------------------

ENERGY MINERALS (CONTINUED)

Premcor                                                                                         200,000  (b)           5,144,000

XTO Energy                                                                                      400,000                8,240,000

                                                                                                                      43,798,186

FINANCE--17.0%

Annuity and Life Re Holdings                                                                    425,000                7,688,250

BOK Financial                                                                                   295,000  (a)           9,870,700

Bank United                                                                                     250,000  (a)              22,500

City National                                                                                   225,000               12,093,750

Cullen/Frost Bankers                                                                            280,000               10,066,000

First Midwest Bancorp                                                                           381,250               10,591,125

First Virginia Banks                                                                            200,000               10,724,000

Gallagher (Arthur J.) & Co.                                                                     255,500                8,853,075

Harbor Florida Bancshares                                                                       355,000                7,877,450

Horace Mann Educators                                                                           500,000                9,335,000

Mercury General                                                                                 255,000               12,367,500

Protective Life                                                                                 318,000               10,525,800

Texas Regional Bancshares, Cl. A                                                                210,000               10,417,890

Ventas                                                                                          300,000                3,825,000

                                                                                                                     124,258,040

HEALTH SERVICES--5.9%

Beverly Enterprises                                                                           1,150,000  (a)           8,751,500

Covance                                                                                         400,000  (a)           7,500,000

IDX Systems                                                                                     365,000  (a)           4,752,300

Mid Atlantic Medical Services                                                                   393,500  (a)          12,336,225

Renal Care Group                                                                                310,000  (a)           9,656,500

                                                                                                                      42,996,525

HEALTH TECHNOLOGY--1.1%

First Horizon Pharmaceutical                                                                    375,000  (a)           7,758,750

INDUSTRIAL SERVICES--2.9%

Gardner Denver                                                                                  125,000  (a)           2,500,000

Global Industries                                                                               735,000  (a)           5,137,650

Hanover Compressor                                                                              625,000  (a)           8,437,500

McDermott International                                                                         595,000  (a)           4,819,500

                                                                                                                      20,894,650

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares               Value ($)
--------------------------------------------------------------------------------

NON-ENERGY MINERALS--3.2%

Agnico-Eagle Mines                                                                              500,000                7,285,000

Century Aluminum                                                                                250,000                3,722,500

Chicago Bridge & Iron (New York Shares)                                                          43,500                1,226,265

Minerals Technologies                                                                           225,000               11,097,000

                                                                                                                      23,330,765

PROCESS INDUSTRIES--9.7%

Agrium                                                                                          800,000                7,520,000

Albany International, Cl. A                                                                     400,000               10,764,000

CUNO                                                                                            250,000  (a)           9,045,000

Crown Cork & Seal                                                                               301,000  (a)           2,061,850

Georgia Gulf                                                                                    325,000                8,593,000

Intertape Polymer Group                                                                         622,000  (a)           7,221,420

Longview Fibre                                                                                  400,000                3,768,000

OM Group                                                                                        145,000                8,990,000

Packaging Corp. of America                                                                      636,000  (a)          12,650,040

                                                                                                                      70,613,310

PRODUCER MANUFACTURING--6.8%

AGCO                                                                                            400,000  (a)           7,800,000

American Axle & Manufacturing Holdings                                                          275,000  (a)           8,178,500

Crane                                                                                           365,000                9,263,700

MagneTek                                                                                        675,000  (a)           6,682,500

Power-One                                                                                       575,000  (a)           3,576,500

Silgan Holdings                                                                                  45,600  (a)           1,844,064

Terex                                                                                           475,000  (a)          10,682,750

Titan International                                                                             431,000                1,788,650

                                                                                                                      49,816,664

RETAIL TRADE--3.6%

J. Jill Group                                                                                   225,000  (a)           8,538,750

Pacific Sunwear of California                                                                   475,000  (a)          10,530,750

Ultimate Electronics                                                                            275,000  (a)           7,125,250

                                                                                                                      26,194,750

TECHNOLOGY SERVICES--9.3%

Apria Healthcare Group                                                                          370,000  (a)           8,288,000

Global Payments                                                                                 325,000                9,668,750

Integrated Circuit Systems                                                                      543,800  (a,b)        10,979,322

J.D. Edwards & Co.                                                                              600,000  (a)           7,290,000


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

LifePoint Hospitals                                                                             250,000  (a)           9,077,500

NDCHealth                                                                                       330,000                9,207,000

Netegrity                                                                                       617,900  (a)           3,806,264

Network Associates                                                                              475,000  (a)           9,153,250

                                                                                                                      67,470,086

TRANSPORTATION--4.3%

Continental Airlines, Cl. B                                                                     155,000  (a)           2,445,900

Forward Air                                                                                     320,000  (a)          10,489,600

Teekay Shipping                                                                                 250,000                9,227,500

Werner Enterprises                                                                              420,000                8,950,200

                                                                                                                      31,113,200

UTILITIES--2.6%

ALLETE                                                                                          400,000               10,840,000

Vectren                                                                                         335,000                8,408,500

                                                                                                                      19,248,500

TOTAL COMMON STOCKS

   (cost $692,062,826)                                                                                               703,452,906
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--5.9%
--------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    14,359,283  (c)          14,359,283

Dreyfus Institutional Cash Advantage Plus Fund                                               14,359,283  (c)          14,359,283

Dreyfus Institutional Preferred Plus Money Market Fund                                       14,359,284  (c)          14,359,284

TOTAL SHORT-TERM INVESTMENTS

   (cost $43,077,850)                                                                                                 43,077,850
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $735,140,676)                                                            102.4%              746,530,756

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.4%)             (17,268,333)

NET ASSETS                                                                                       100.0%              729,262,423

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT JUNE 30, 2002, THE
TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $29,372 AND THE
TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $30,400.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS (SEE NOTE 3(D) IN THE
PORTFOLIO'S NOTES TO FINANCIAL STATEMENTS).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           735,140,676   746,530,756

Cash                                                                    826,052

Dividends and interest receivable                                       337,263

Receivable for shares of Beneficial Interest subscribed                  63,536

Collateral for securities loaned--Note 1(c)                              30,400

Prepaid expenses                                                         46,132

                                                                    747,834,139
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           475,015

Payable for investment securities purchased                          16,291,654

Payable for shares of Beneficial Interest redeemed                    1,736,175

Liability for securities loaned--Note 1(c)                               30,400

Accrued expenses                                                         38,472

                                                                     18,571,716
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      729,262,423
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     755,245,958

Accumulated undistributed investment income--net                         86,260

Accumulated net realized gain (loss) on investments                 (37,459,875)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     11,390,080
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      729,262,423

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        718,878,380     10,384,043

Shares Outstanding                                     21,078,807        305,731
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               34.10         33.96

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,775 foreign taxes withheld at source)      2,572,425

Interest                                                               447,965

TOTAL INCOME                                                         3,020,390

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,719,954

Prospectus and shareholders' reports                                   108,100

Custodian fees--Note 3(b)                                               28,667

Trustees' fees and expenses--Note 3(c)                                  28,654

Professional fees                                                       24,557

Distribution fees--Note 3(b)                                            10,591

Shareholder servicing costs--Note 3(b)                                   8,406

Loan commitment fees--Note 2                                             3,251

Miscellaneous                                                              815

TOTAL EXPENSES                                                       2,932,995

INVESTMENT INCOME--NET                                                  87,395
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (17,351,436)

Net unrealized appreciation (depreciation) on investments          (7,447,878)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (24,799,314)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (24,711,919)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             87,395            1,927,142

Net realized gain (loss) on investments       (17,351,436)          28,927,563

Net unrealized appreciation (depreciation)
   on investments                              (7,447,878)         (75,165,468)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (24,711,919)         (44,310,763)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                  (195,370)          (2,959,697)

Service shares                                    (1,677)              (8,373)

From net realized gain on investments:

Initial shares                                         --          (25,159,846)

Service shares                                         --             (195,957)

In excess of net realized gain on investments:

Initial shares                                         --          (19,971,141)

Service shares                                         --             (155,550)

TOTAL DIVIDENDS                                 (197,047)          (48,450,564)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                114,324,360         150,885,018

Service shares                                  5,586,323           6,213,287

Dividends reinvested:

Initial shares                                    195,370          48,090,684

Service shares                                      1,677             359,880

Cost of shares redeemed:

Initial shares                                (58,445,879)       (107,116,384)

Service shares                                   (569,813)           (662,801)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            61,092,038          97,769,684

TOTAL INCREASE (DECREASE) IN NET ASSETS        36,183,072           5,008,357
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           693,079,351          688,070,994

END OF PERIOD                                 729,262,423          693,079,351

Undistributed investment income--net               86,260              195,912


                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     3,151,152           4,063,447

Shares issued for dividends reinvested              5,246           1,396,811

Shares redeemed                                (1,640,934)         (2,970,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,515,464           2,489,720
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       156,219            173,412

Shares issued for dividends reinvested                 45             10,511

Shares redeemed                                   (16,017)           (18,451)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     140,247            165,472

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                     Six Months Ended

                                        June 30, 2002                                    Year Ended December 31,
                                                                --------------------------------------------------------------------

INITIAL SHARES                             (Unaudited)          2001          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           35.13         40.30         66.34           53.91           57.14           52.08

Investment Operations:

Investment income--net                        .00(a,b)        .11(a)        .17(a)          .04(a)             .04             .07

Net realized and unrealized
   gain (loss) on investments                   (1.02)        (2.63)          7.16           12.43           (2.21)           8.49

Total from Investment
   Operations                                   (1.02)        (2.52)          7.33           12.47           (2.17)           8.56

Distributions:

Dividends from investment
   income--net                                   (.01)         (.17)         (.27)           (.04)          (.00)(b)          (.07)

Dividends from net realized
   gain on investments                              --        (1.38)       (33.10)            --             (1.06)          (3.43)

Dividends in excess of net
   realized gain on investments                     --        (1.10)          --              --                --              --

Total Distributions                              (.01)        (2.65)       (33.37)           (.04)          (1.06)           (3.50)

Net asset value, end of period                   34.10        35.13         40.30           66.34           53.91            57.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             (2.88)(c)        (6.12)        13.31           23.15           (3.44)           16.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           .40(c)          .79           .78             .78             .77             .78

Ratio of net investment income
   to average net assets                        .01(c)          .29           .24             .07             .07             .12

Portfolio Turnover Rate                       20.55(c)        84.45         64.99           40.60           75.04           79.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 718,878      687,283       688,070       1,295,698       1,246,804       1,274,292

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        Six Months Ended

                                                                           June 30, 2002                  Year Ended December 31,
                                                                                                      ------------------------------

SERVICE SHARES                                                                (Unaudited)             2001               2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 35.02           40.30                 40.30

Investment Operations:

Investment income (loss)--net                                                       .01(b)         (.01)(b)                   --

Net realized and unrealized gain (loss)
   on investments                                                                   (1.06)           (2.67)                   --

Total from Investment Operations                                                    (1.05)           (2.68)                   --

Distributions:

Dividends from investment income--net                                                (.01)            (.12)                   --

Dividends from net realized gain on investments                                         --           (1.38)                   --

Dividends in excess of net realized gain
   on investments                                                                       --           (1.10)                   --

Total Distributions                                                                  (.01)           (2.60)                   --

Net asset value, end of period                                                       33.96           35.02                   40.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                 (3.01)(c)           (6.47)                   --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             .51(c)             1.11                   --

Ratio of net investment income (loss)
   to average net assets                                                            .02(c)            (.02)                   --

Portfolio Turnover Rate                                                           20.55(c)            84.45                   64.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               10,384            5,796                      1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Cap Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize capital appreciation. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of the Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,097 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) AFFILIATED ISSUERS: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The portfolio did not have any affiliated issuers for the period ended June 30, 2002.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $2,968,070 and long-term capital gains $45,482,494. The tax character of current year distributions will be determined at the end of the current fiscal year.


NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $10,591 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $294 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $28,667 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. The portfolio derived $76,178 in income from these investments, which is included as interest income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $199,915,433 and $141,558,393, respectively.

At  June  30,  2002,  accumulated net unrealized appreciation on investments was
$11,390,080,   consisting  of  $99,086,527  gross  unrealized  appreciation  and
$87,696,447 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           FOR MORE INFORMATION

                        DREYFUS VARIABLE INVESTMENT FUND,
                        SMALL CAP PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  121SA0602






      Dreyfus Variable
      Investment Fund,
      Small Company
      Stock Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

               Dreyfus Variable Investment Fund,  Small Company Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Anthony Galise and James Wadsworth.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Russell 2000 Index, a widely accepted benchmark of domestic small-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2002




DISCUSSION OF PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio produced a total return of -6.42% for its Initial shares and -6.52% for its Service shares.(1) This compares with a total return of -5.22% for the portfolio's benchmark, the Russell 2500 Index, for the same time period.(2)

We attribute the portfolio's performance to a negative market environment that persisted throughout the reporting period for most stocks. The portfolio performed slightly better than its benchmark for the first five months of the reporting period but slipped behind in June primarily because of disappointing results in the financial sector.

What is the portfolio's investment approach?

The portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500 Index. To pursue this goal, the portfolio normally invests in a blended portfolio of growth and value stocks of small and midsize domestic companies, including those purchased in initial public offerings, whose market values generally range between $500 million and $5 billion at the time of purchase. Since the portfolio can continue to hold its securities as their market capitalizations grow, a substantial portion of the portfolio's holdings can have market capitalizations in excess of $5 billion at any given time. The stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first one is relative value, or how a stock is priced relative to its intrinsic worth. The second is relative growth, or how a company' s profit growth compares to that of other companies in its industry. The third factor is relative financial strength, which examines financial attributes such as the debt level of a company.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Using insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive securities in the model. Finally, we use portfolio construction techniques to manage sector and industry risks similar to those of the Russell 2500 Index. By way of example only, if the Russell 2500 Index has a 10% weighting in a particular sector, typically about 10% of the portfolio's assets would also normally be invested in that sector.

What other factors influenced the portfolio's performance?

Despite an improving U.S. economy, three key developments drove most stock prices lower during the reporting period: the unexpectedly slow pace of recovery, global political uncertainties and accounting-related problems at several prominent corporations. While these factors hurt most investment styles and capitalization ranges, they weighed particularly heavily on prices of large-cap growth stocks. Accordingly, while the portfolio's benchmark declined only about 5%, the more broadly based S&P 500 Index fell by approximately 13%.

The portfolio generally benefited from the comparative strength of small- to midcap stocks. While it did sustain losses in technology holdings, particularly among computer hardware stocks, the portfolio benefited from relatively strong returns in several value-oriented areas. In producer goods, for example, performance improved as a result of investments in defense contractors such as L-3 Communications Holdings and ITT Industries. In the oil service area, holdings such as Smith International rebounded in response to rising oil prices. Among consumer staples, stable revenues and attractive valuations boosted prices
of    several    holdings    such    as    food    producer    Tyson    Foods.

The strong performers cited above helped the portfolio outpace its benchmark during most of the reporting period. In June, however, weak results from investments in the financial area undermined relative performance. That's because the portfolio emphasized companies that stood to benefit from the improving economy, including sub-prime lenders such as Metris Cos. and AmeriCredit. When economic growth proved slower than expected and loan default rates rose, these holdings suffered.

What is the portfolio's current strategy?

We have found an increasing number of attractive investments in today's market. While we continue to emphasize value-oriented companies that have delivered consistent earnings, we are also looking for opportunities to invest in
companies    that    offer    greater    growth    potential.

We believe that in this volatile market, investors are best served by maintaining a long-term perspective. We continue to maintain such a perspective in seeking the individual stocks we believe are best positioned to outperform the portfolio's benchmark and deliver strong long-term returns.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio

June 30, 2002 (Unaudited)


STATEMENT OF INVESTMENTS

COMMON STOCKS--97.6%                                                                             Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.7%

Constellation Brands, Cl. A                                                                      10,300  (a)             329,600

R.J. Reynolds Tobacco Holdings                                                                    4,900                  263,375

                                                                                                                         592,975

CAPITAL GOODS--.3%

Alliant Techsystems                                                                               1,600  (a)             102,080

CONSUMER CYCLICAL--11.2%

BJ's Wholesale Club                                                                               6,230  (a)             239,855

BorgWarner                                                                                        3,500                  202,160

Brinker International                                                                             5,150  (a)             163,513

CDW Computer Centers                                                                              3,700  (a)             173,197

Chico's FAS                                                                                      11,100  (a)             403,152

Circuit City Stores-Circuit City Group                                                            7,300                  136,875

Dana                                                                                             11,300                  209,389

Darden Restaurants                                                                                8,450                  208,715

Ethan Allen Interiors                                                                             6,900                  240,465

Family Dollar Stores                                                                              3,000                  105,750

Jones Apparel Group                                                                               3,900  (a)             146,250

Liz Claiborne                                                                                     8,600                  273,480

Michaels Stores                                                                                   6,700  (a)             261,300

Mohawk Industries                                                                                 2,500  (a)             153,825

Office Depot                                                                                     16,600  (a)             278,880

Park Place Entertainment                                                                         18,900  (a)             193,725

Pep Boys-Manny, Moe & Jack                                                                       15,100                  254,435

Pier 1 Imports                                                                                    9,800                  205,800

RPM                                                                                               6,900                  105,225

                                                                                                                       3,955,991

CONSUMER STAPLES--3.5%

Dean Foods                                                                                        8,634  (a)             322,048

McCormick & Co.                                                                                   9,100                  234,325

SUPERVALU                                                                                        10,669                  261,711

Tyson Foods, Cl. A                                                                               26,700                  414,117

                                                                                                                       1,232,201

ENERGY--9.4%

BJ Services                                                                                       8,400  (a)             284,592

Equitable Resources                                                                               6,400                  219,520


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Helmerich & Payne                                                                                 6,900                  246,468

Murphy Oil                                                                                        3,100                  255,750

Newfield Exploration                                                                              5,900  (a)             219,303

NiSource                                                                                          9,500                  207,385

Noble                                                                                             7,700  (a)             297,220

Noble Energy                                                                                      4,500                  162,225

Ocean Energy                                                                                     12,700                  275,209

Precision Drilling                                                                                5,200  (a)             180,648

Smith International                                                                               4,700  (a)             320,493

Tidewater                                                                                         6,200                  204,104

Valero Energy                                                                                     6,105                  228,449

XTO Energy                                                                                       11,300                  232,780

                                                                                                                       3,334,146

HEALTH CARE--11.0%

AmerisourceBergen                                                                                 1,980                  150,480

Andrx Group                                                                                       2,800  (a)              75,516

Beckman Coulter                                                                                   6,000                  299,400

Caremark Rx                                                                                      16,500  (a)             272,250

DENTSPLY International                                                                            5,800                  214,078

First Health Group                                                                               11,700  (a)             328,068

Genzyme                                                                                           4,780  (a)              91,967

Health Net                                                                                        5,430  (a)             145,361

IDEC Pharmaceuticals                                                                             11,000  (a)             389,950

Laboratory Corporation of America Holdings                                                        8,700  (a)             397,155

Lincare Holdings                                                                                  8,900  (a)             287,470

Millennium Pharmaceuticals                                                                       13,000  (a)             157,950

Shire Pharmaceuticals Group, ADR                                                                 10,100  (a)             260,681

St. Jude Medical                                                                                  3,100  (a)             228,935

Triad Hospitals                                                                                   9,000  (a)             381,420

Varian Medical Systems                                                                            5,200  (a)             210,860

                                                                                                                       3,891,541

INTEREST SENSITIVE--20.9%

A.G. Edwards                                                                                      4,510                  175,304

Affiliated Managers Group                                                                         3,300  (a)             202,950

Allied Capital                                                                                    9,000                  203,850

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

AmeriCredit                                                                                       5,900  (a)             165,495

Archstone-Smith Trust                                                                             6,800                  181,560

Arthur J. Gallagher & Co.                                                                         9,100                  315,315

Associated Banc-Corp                                                                              5,834                  220,000

Banknorth Group                                                                                  12,800                  333,056

City National                                                                                     7,200                  387,000

Fidelity National Financial                                                                       7,400                  233,840

First Tennessee National                                                                         10,400                  398,320

Golden State Bancorp                                                                              7,200                  261,000

GreenPoint Financial                                                                              7,500                  368,250

Hospitality Properties Trust                                                                      5,500                  200,750

Investment Technology Group                                                                       4,696  (a)             153,559

La Quinta                                                                                        26,000  (a)             188,500

Legg Mason                                                                                        4,000                  197,360

M&T Bank                                                                                          4,590                  393,638

Mack-Cali Realty                                                                                  4,800                  168,720

Mercantile Bankshares                                                                             3,410                  139,912

Metris Cos.                                                                                       9,600                   79,776

North Fork Bancorporation                                                                        11,700                  465,777

Old Republic International                                                                       10,700                  337,050

Protective Life                                                                                   6,300                  208,530

Radian Group                                                                                      7,932                  387,478

RenaissanceRe Holdings                                                                            6,900                  252,540

TCF Financial                                                                                     8,400                  412,440

Washington Federal                                                                                6,440                  162,674

Wilmington Trust                                                                                  7,400                  225,700

                                                                                                                       7,420,344

INTERNET--.4%

E*TRADE Group                                                                                    25,000  (a)             136,500

PRODUCER GOODS--12.5%

Bowater                                                                                           2,400                  130,488

CNF                                                                                               6,500                  246,870

Clayton Homes                                                                                    14,300                  225,940

Cooper Industries, Cl. A                                                                          5,200                  204,360

D. R. Horton                                                                                      8,150                  212,145

Engelhard                                                                                         4,900                  138,768


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Freeport-McMoRan Copper & Gold, Cl. B                                                             7,100  (a)             126,735

IMC Global                                                                                       17,900                  223,750

ITT Industries                                                                                    1,700                  120,020

Jacobs Engineering Group                                                                          6,700  (a)             233,026

Kansas City Southern                                                                             14,000  (a)             238,000

Lennar                                                                                            1,700                  104,040

Lyondell Chemical                                                                                15,000                  226,500

Packaging Corp of America                                                                         8,100  (a)             161,109

Pall                                                                                              9,100                  188,825

Pentair                                                                                           5,000                  240,400

Plum Creek Timber                                                                                 7,600                  233,320

Shaw Group                                                                                        6,900  (a)             211,830

Swift Transportation                                                                             11,400  (a)             265,620

Teekay Shipping                                                                                   5,600                  206,696

Terex                                                                                             8,200  (a)             184,418

Timken                                                                                            5,200                  116,116

Valspar                                                                                           4,700                  212,158

                                                                                                                       4,451,134

SERVICES--10.7%

Affiliated Computer Services, Cl. A                                                               7,900  (a)             375,092

Catalina Marketing                                                                                3,200  (a)              90,304

Convergys                                                                                         5,720  (a)             111,426

DST Systems                                                                                       5,600  (a)             255,976

DeVry                                                                                             8,700  (a)             198,708

E.W. Scripps, Cl. A                                                                               2,000                  154,000

Hanover Compressor                                                                               11,000  (a)             148,500

Hispanic Broadcasting                                                                             7,500  (a)             195,750

Jack Henry & Associates                                                                           7,500                  125,175

Knight-Ridder                                                                                     3,100                  195,145

R. R. Donnelley & Sons                                                                            7,300                  201,115

Republic Services                                                                                13,700  (a)             261,259

Robert Half International                                                                        10,200  (a)             237,660

Ryder System                                                                                      6,700                  181,503

SunGard Data Systems                                                                             13,900  (a)             368,072

Telephone and Data Systems                                                                        3,000                  181,650

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Viad                                                                                              7,000                  182,000

Westwood One                                                                                      9,600  (a)             320,832

                                                                                                                       3,784,167

TECHNOLOGY--11.9%

Advanced Fibre Communications                                                                    10,800  (a)             178,632

Avnet                                                                                            12,300                  270,477

Diebold                                                                                           6,200                  230,888

Electronic Arts                                                                                   6,100  (a)             402,905

Electronics For Imaging                                                                           9,700  (a)             154,327

Harris                                                                                            3,800                  137,712

IKON Office Solutions                                                                            19,200                  180,480

International Rectifier                                                                           5,200  (a)             151,580

L-3 Communications Holdings                                                                       3,800  (a)             205,200

Mentor Graphics                                                                                   7,000  (a)              99,540

Microchip Technology                                                                             13,375  (a)             366,876

Network Associates                                                                               10,600  (a)             204,262

Polycom                                                                                           5,800  (a)              69,542

RF Micro Devices                                                                                 14,600  (a)             111,252

Reynolds & Reynolds, Cl. A                                                                        8,300                  231,985

SPX                                                                                               2,700  (a)             317,250

Semtech                                                                                           8,700  (a)             232,290

Sybase                                                                                           14,800  (a)             156,140

Symantec                                                                                          7,000  (a)             229,950

Synopsys                                                                                          2,100  (a)             115,101

Vishay Intertechnology                                                                            7,200  (a)             158,400

                                                                                                                       4,204,789

UTILITIES--4.1%

ALLETE                                                                                            4,800                  130,080

Allegheny Energy                                                                                  8,900                  229,175


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Ameren                                                                                            7,500                  322,575

Energy East                                                                                       9,900                  223,740

TECO Energy                                                                                      13,100                  324,225

Wisconsin Energy                                                                                  8,900                  224,903

                                                                                                                       1,454,698

TOTAL COMMON STOCKS

   (cost $31,008,404)                                                                                                 34,560,566
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.8%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Greenwich Capital Markets, Tri-Party Repurchase Agreement,
   1.93%, dated 6/28/2002, due 7/1/2002 in the
   amount of $660,106 (fully collateralized by
   $488,000 U.S. Treasury Bonds, 9%,
   11/15/2018, value $674,040)
   (cost $660,000)                                                                              660,000                  660,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $31,668,404)                                                               99.4%              35,220,566

CASH AND RECEIVABLES (NET)                                                                           .6%                 201,072

NET ASSETS                                                                                        100.0%              35,421,638

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)              31,668,404   35,220,566

Cash                                                                    116,800

Receivable for investment securities sold                               807,858

Dividends and interest receivable                                        15,765

Prepaid expenses                                                            836

                                                                     36,161,825
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            25,270

Payable for investment securities purchased                             682,799

Payable for shares of Beneficial Interest redeemed                        7,204

Accrued expenses                                                         24,914

                                                                        740,187
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,421,638
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      33,083,266

Accumulated undistributed investment income--net                         30,061

Accumulated net realized gain (loss) on investments                  (1,243,851)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      3,552,162
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,421,638

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        32,058,794      3,362,844

Shares Outstanding                                     1,928,438        203,006
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               16.62         16.57

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         193,609

Interest                                                                12,530

TOTAL INCOME                                                           206,139

EXPENSES:

Investment advisory fee--Note 3(a)                                     136,588

Prospectus and shareholders' reports                                    15,948

Auditing fees                                                           11,856

Custodian fees--Note 3(b)                                                5,511

Distribution fees--Note 3(b)                                             3,530

Trustees' fees and expenses--Note 3(c)                                   1,696

Shareholder servicing costs--Note 3(b)                                   1,066

Loan commitment fees--Note 2                                               218

Legal fees                                                                 100

Miscellaneous                                                              105

TOTAL EXPENSES                                                         176,618

INVESTMENT INCOME--NET                                                  29,521
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                964,500

Net unrealized appreciation (depreciation) on investments           (3,451,488)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,486,988)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,457,467)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             29,521               51,986

Net realized gain (loss) on investments           964,500           (1,467,056)

Net unrealized appreciation (depreciation)
   on investments                              (3,451,488)             761,355

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,457,467)            (653,715)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (35,965)             (23,697)

Service shares                                       (601)                (118)

TOTAL DIVIDENDS                                   (36,566)             (23,815)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  3,647,392            3,896,241

Service shares                                  1,971,442            1,911,158

Dividends reinvested:

Initial shares                                     35,965               23,697

Service shares                                        601                  118

Cost of shares redeemed:

Initial shares                                 (2,685,643)          (5,784,642)

Service shares                                   (339,237)             (40,473)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             2,630,520                6,099

TOTAL INCREASE (DECREASE) IN NET ASSETS           136,487             (671,431)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            35,285,151           35,956,582

END OF PERIOD                                  35,421,638           35,285,151

Undistributed investment income--net               30,061               37,106


                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       204,763              225,159

Shares issued for dividends reinvested              1,983                1,447

Shares redeemed                                  (152,401)            (341,776)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      54,345             (115,170)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       112,523              111,803

Shares issued for dividends reinvested                 33                    7

Shares redeemed                                   (19,163)              (2,225)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      93,393              109,585

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                          Six Months Ended

                                             June 30, 2002                             Year Ended December 31,
                                                           -------------------------------------------------------------------------

INITIAL SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.79         18.08         16.69         15.09          16.13         13.52

Investment Operations:

Investment income--net                                 .02(a)        .03(a)        .02(a)        .04(a)         .04           .05

Net realized and unrealized
   gain (loss) on investments                        (1.17)         (.31)         1.40          1.56           (.99)         2.89

Total from Investment Operations                     (1.15)         (.28)         1.42          1.60           (.95)         2.94

Distributions:

Dividends from investment
   income--net                                        (.02)         (.01)         (.03)           --           (.04)         (.04)

Dividends from net realized
   gain on investments                                  --            --            --            --           (.05)         (.29)

Total Distributions                                   (.02)         (.01)         (.03)           --           (.09)         (.33)

Net asset value, end of period                       16.62         17.79         18.08         16.69          15.09         16.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (6.42)(b)     (1.53)         8.53         10.60          (5.97)        21.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .47(b)       1.03           .93           .97            .98          1.12

Ratio of net investment income
   to average net assets                               .09(b)        .16           .09           .24            .26           .53

Portfolio Turnover Rate                              37.50(b)      60.40         84.47         47.01          45.09         34.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      32,059        33,341        35,956        32,530         34,857        28,154

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                            Six Months Ended

                                                                               June 30, 2002         Year Ended December 31,
                                                                                                   ------------------------

SERVICE SHARES                                                                    (Unaudited)          2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    17.73         18.08         18.08

Investment Operations:

Investment (loss)                                                                        (.01)(b)      (.03)(b)        --

Net realized and unrealized gain (loss)
   on investments                                                                       (1.15)         (.31)           --

Total from Investment Operations                                                        (1.16)         (.34)           --

Distributions:

Dividends from investment income--net                                                    (.00)(c)      (.01)           --

Net asset value, end of period                                                          16.57         17.73         18.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                        (6.52)(d)     (1.86)           --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .58(d)       1.39            --

Ratio of investment (loss)
   to average net assets                                                                 (.05)(d)      (.18)           --

Portfolio Turnover Rate                                                                 37.50(d)      60.40         84.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   3,363         1,944             1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Company Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500 Stock Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $65 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement
is    included    in    interest    income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $1,872,739 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $599,155 of the carryover expires in fiscal 2007 and $1,273,584 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $23,815. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.


NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $3,530 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $160 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $5,511 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not
an    "affiliated    person"    as   defined   in   the   Act
                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $16,138,391 and $13,240,208, respectively.

At  June  30,  2002,  accumulated net unrealized appreciation on investments was
$3,552,162,   consisting   of   $5,853,359  gross  unrealized  appreciation  and
$2,301,197 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           FOR MORE INFORMATION

                        DREYFUS VARIABLE INVESTMENT FUND,
                        SMALL COMPANY STOCK PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  151SA0602


      Dreyfus Variable
      Investment Fund,
      Special Value Portfolio

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Securities Sold Short

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                        Special Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Special Value Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's total return was -5.61% for its Initial shares and -5.64% for its Service shares.(1) For the same period, the total return of the Russell 1000 Value Index, the portfolio's
benchmark,    was    -4.78%   .(2)

The portfolio declined primarily due to an unfavorable stock market environment. Performance trailed the benchmark because of slightly weaker than average
performance   in  the  industrials  and  financial  services  industry  groups.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio invests at least 80% of its assets in stocks. The portfolio' s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign companies of any size, including those purchased in initial public offerings or shortly thereafter. In choosing stocks, the portfolio manager looks for value companies that provide opportunities for capital growth. The manager then reviews these stocks for factors that could signal a rise in price such as new products or markets, opportunities for greater market share, more effective management, positive changes in corporate structure or market perception, or the potential for improved earnings.

What other factors influenced the portfolio's performance?

Despite signs of U.S. economic growth and gradually improving corporate earnings, equity markets lost ground during the first six months of 2002. Broad market declines were driven by a host of developments, undermining investor confidence. In the area of corporate governance, a series of accounting-related financial problems at prominent compa-
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

nies raised concerns about the general accuracy of financial reporting. In the domestic economic arena, the unexpectedly slow pace of financial recovery caused many companies to report disappointing revenues and earnings, particularly in the areas of technology and telecommunications. Finally, on the global front the war on terrorism and unresolved conflict in the Middle East heightened investor uncertainties regarding oil prices and global political stability.

In this volatile environment, the kinds of defensive, value-oriented stocks on which the portfolio focused tended to hold up much better than most growth-oriented stocks. While the portfolio's benchmark, the Russell 1000 Value Index, lost less than 5% of its value, the more broadly based S&P 500 Index declined more than 13% , and the technology-laden, growth-oriented NASDAQ Composite Index fell more than 24%.

Although technology and telecommunications comprised a relatively small percentage of value-oriented stocks, losses in these two areas were so steep that they accounted for nearly all of the portfolio and benchmark's declines. However, the portfolio successfully limited its telecommunications-related losses by maintaining relatively light exposure to the area and by avoiding most investments in the especially hard-hit wireless industry. The portfolio also achieved above-average results in the health care, basic materials and consumer staples areas relative to its benchmark. In health care, strong individual stock selections among HMOs such as Wellpoint Health Networks, and service providers such as Anthem, contributed positively to performance. Among basic materials holdings, strong performers included a variety of paper and forest products companies such as International Paper, and chemical producers such as Dow Chemical. In consumer staples, the portfolio found its greatest strength among household products companies such as Procter & Gamble, and food producers such as Kraft Foods.

Industrials and financial services proved to be the only two areas in which the portfolio's performance significantly trailed its benchmark. Among industrials, accounting-related problems and weaker than expected earnings at one holding that we subsequently sold were responsible for the portfolio's relative underperformance in that sector. In the financial services area, strength was concentrated largely in midsize regional banks, which the portfolio did not own.

What is the portfolio's current strategy?

As of the end of the reporting period, we have slightly emphasized investments in health care, where we find strong underlying business fundamentals, and in the consumer cyclicals group, which we believe is positioned to benefit from improving economic conditions. On the other hand, we have de-emphasized the industrials, communications services and utilities groups, where we see relatively few prospects for capital appreciation. We have continued to build the portfolio one company and one stock at a time and examine the financial fundamentals of each company in which the portfolio invests.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

   Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.0%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--11.5%

Bank of America                                                                                  19,800                1,393,128

Bank of New York                                                                                 14,200                  479,250

Bank One                                                                                         18,200                  700,336

Fifth Third Bancorp                                                                               3,200                  213,280

PNC Financial Services Group                                                                      2,100                  109,788

Wells Fargo                                                                                      29,900                1,496,794

                                                                                                                       4,392,576

COMMERCIAL SERVICES--1.0%

Henry Schein                                                                                      3,900  (a)             173,550

McGraw-Hill Cos.                                                                                  3,500                  208,950

                                                                                                                         382,500

CONSUMER DURABLES--1.3%

Ford Motor                                                                                       18,000                  288,000

Goodyear Tire & Rubber                                                                           10,500                  196,455

                                                                                                                         484,455

CONSUMER NON-DURABLES--9.3%

Coca-Cola                                                                                         2,200                  123,200

Jones Apparel Group                                                                               8,800  (a)             330,000

Kimberly-Clark                                                                                    4,400                  272,800

Kraft Foods                                                                                      12,200                  499,590

Liz Claiborne                                                                                    14,800                  470,640

PepsiCo                                                                                           3,900                  187,980

Philip Morris Cos.                                                                               15,000                  655,200

Procter & Gamble                                                                                  9,100                  812,630

UST                                                                                               5,900                  200,600

                                                                                                                       3,552,640

CONSUMER SERVICES--4.2%

Carnival                                                                                         15,400                  426,426

Clear Channel Communications                                                                      4,600  (a)             147,292

Disney (Walt)                                                                                    19,100                  360,990

McDonald's                                                                                       14,800                  421,060

Viacom, Cl. B                                                                                     6,100  (a)             270,657

                                                                                                                       1,626,425

ELECTRONIC TECHNOLOGY--5.0%

Boeing                                                                                            5,000                  225,000

General Dynamics                                                                                  1,200                  127,620


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Hewlett-Packard                                                                                  16,737                  255,741

International Business Machines                                                                   4,700                  338,400

Lam Research                                                                                      3,100  (a)              55,738

Micron Technology                                                                                15,600  (a)             315,432

Motorola                                                                                         18,900                  272,538

Raytheon                                                                                          5,000                  203,750

United Technologies                                                                               2,000                  135,800

                                                                                                                       1,930,019

ENERGY MINERALS--9.0%

Anadarko Petroleum                                                                                4,700                  231,710

Conoco                                                                                           19,600                  544,880

Exxon Mobil                                                                                      45,896                1,878,064

Ocean Energy                                                                                     36,100                  782,287

Premcor                                                                                             900                   23,148

                                                                                                                       3,460,089

FINANCE--21.1%

ACE                                                                                                7,000                 221,200

Allstate                                                                                          20,100                  743,298

American Express                                                                                  17,000                  617,440

American International Group                                                                      19,434                1,325,982

Citigroup                                                                                         38,126                1,477,383

Countrywide Credit Industries                                                                      4,400                  212,300

Federal Home Loan Mortgage                                                                         7,700                  471,240

Federal National Mortgage Association                                                              4,300                  317,125

Fleet Boston Financial                                                                            14,000                  452,900

Household International                                                                            3,700                  183,890

J.P. Morgan Chase & Co.                                                                           18,850                  639,392

MBNA                                                                                               6,000                  198,420

Marsh & McLennan Cos.                                                                              2,000                  193,200

Morgan Stanley                                                                                    12,200                  525,576

SLM                                                                                                3,200                  310,080

Travelers Property Casualty, Cl. A                                                                12,000  (a)             212,400

                                                                                                                        8,101,826

HEALTH SERVICES--4.3%

AdvancePCS                                                                                        8,000  (a)             191,520

HCA                                                                                              13,900                  660,250

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES (CONTINUED)

Humana                                                                                           14,000  (a)             218,820

Wellpoint Health Networks                                                                         7,200  (a)             560,232

                                                                                                                       1,630,822

HEALTH TECHNOLOGY--2.9%

Abbott Laboratories                                                                               4,900                  184,485

Bard (C.R.)                                                                                       2,000                  113,160

Barr Laboratories                                                                                 3,000  (a)             190,590

Bristol-Myers Squibb                                                                              4,300                  110,510

Johnson & Johnson                                                                                 2,800                  146,328

Merck & Co.                                                                                       3,600                  182,304

Wyeth                                                                                             3,200                  163,840

                                                                                                                       1,091,217

INDUSTRIAL SERVICES--1.5%

Schlumberger                                                                                      8,000                  372,000

Transocean Sedco Forex                                                                            6,000                  186,900

                                                                                                                         558,900

NON-ENERGY MINERALS--1.1%

Alcoa                                                                                             5,900                  195,585

Weyerhaeuser                                                                                      3,500                  223,475

                                                                                                                         419,060

PROCESS INDUSTRIES--4.2%

Boise Cascade                                                                                     9,800                  338,394

Dow Chemical                                                                                     16,176                  556,131

duPont (E.I.) deNemours                                                                           5,000                  222,000

International Paper                                                                              11,700                  509,886

                                                                                                                       1,626,411

PRODUCER MANUFACTURING--3.1%

3M                                                                                                2,300                  282,900

Caterpillar                                                                                       4,000                  195,800

Deere & Co.                                                                                       2,800                  134,120

Emerson Electric                                                                                  3,100                  165,881

Honeywell International                                                                           5,900                  207,857


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Masco                                                                                             7,000                  189,770

                                                                                                                       1,176,328

RETAIL TRADE--6.1%

Circuit City Stores-Circuit City Group                                                            9,000                  168,750

Costco Wholesale                                                                                  4,100  (a)             158,342

May Department Stores                                                                            11,800                  388,574

Office Depot                                                                                     15,000  (a)             252,000

Safeway                                                                                           5,000  (a)             145,950

Sears, Roebuck & Co.                                                                             12,600                  684,180

Target                                                                                           14,500                  552,450

                                                                                                                       2,350,246

TECHNOLOGY SERVICES--1.9%

Accenture, Cl. A                                                                                 11,500  (a)             218,500

Adobe Systems                                                                                     5,800                  165,300

Anthem                                                                                            1,600  (a)             107,968

Oracle                                                                                           24,000  (a)             227,280

                                                                                                                         719,048

TRANSPORTATION--.3%

Norfolk Southern                                                                                  5,500                  128,590

UTILITIES--8.2%

AT&T                                                                                             13,770                  147,339

BellSouth                                                                                        16,600                  522,900

Dominion Resources                                                                                3,800                  251,560

Duke Energy                                                                                       6,300                  195,930

Exelon                                                                                            3,300                  172,590

Liberty Media, Cl. A                                                                             28,600  (a)             271,700

SBC Communications                                                                               17,858                  544,669

TXU                                                                                               7,900                  407,245

Verizon Communications                                                                           15,580                  625,537

                                                                                                                       3,139,470

TOTAL COMMON STOCKS

   (cost $34,903,778)                                                                                                 36,770,622

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.2%                                                          Amount ($)/Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES--2.6%

Dreyfus Institutional Cash Advantage Fund                                                       329,007  (b)             329,007

Dreyfus Institutional Cash Advantage Plus Fund                                                  329,006  (b)             329,006

Dreyfus Institutional Preferred Plus Money Market Fund                                          329,006  (b)             329,006

                                                                                                                         987,019

U.S. TREASURY BILLS--.6%

   1.63%, 7/5/2002                                                                              101,000  (c)             100,981

   1.67%, 9/5/2002                                                                              150,000  (d)             149,556

                                                                                                                         250,537

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,237,542)                                                                                                   1,237,556
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $36,141,320)                                                              99.2%               38,008,178

CASH AND RECEIVABLES (NET)                                                                          .8%                  310,753

NET ASSETS                                                                                       100.0%               38,318,931

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS (SEE NOTE 3(D) IN THE PORTFOLIO'S NOTES TO FINANCIAL STATEMENTS).

(C) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(D) PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

June 30, 2002 (Unaudited)

                                                                Market Value                                           Unrealized
                                                                  Covered by                                        (Depreciation)
                                            Contracts          Contracts ($)                Expiration            at 6/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              2                 495,050            September 2002                 (21,032)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF SECURITIES SOLD SHORT

June 30, 2002 (Unaudited)

COMMON STOCKS                                       Shares          Value ($)
-------------------------------------------------------------------------------

Circuit City Stores-CarMax Group

   (proceeds $79,238)                                2,800          60,620

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                         Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  36,141,320  38,008,178

Cash                                                                    132,067

Receivable for investment securities sold                               155,987

Receivable from brokers for proceeds on securities sold short            79,238

Dividends and interest receivable                                        49,351

Prepaid expenses                                                          1,003

                                                                     38,425,824
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            26,231

Securities sold short, at value (proceeds $79,238)
  --See Statement of Securities Sold Short                               60,620

Payable for futures variation margin--Note 4                                950

Accrued expenses                                                         19,092

                                                                        106,893
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       38,318,931
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      38,027,492

Accumulated undistributed investment income--net                        196,603

Accumulated net realized gain (loss) on investments                 (1,769,608)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($21,032) net unrealized
  (depreciation) on financial futures]                                1,864,444
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       38,318,931

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         34,729,631     3,589,300

Shares Outstanding                                      2,823,682       292,387
--------------------------------------------------------------------------------

NET ASSETS VALUE PER SHARE ($)                              12.30         12.28

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         366,037

Interest                                                                13,412

TOTAL INCOME                                                           379,449

EXPENSES:

Investment advisory fee--Note 3(a)                                     153,873

Prospectus and shareholders' reports                                    11,357

Professional fees                                                        9,240

Custodian fees                                                           4,969

Distribution fees--Note 3(b)                                             3,892

Trustees' fees and expenses--Note 3(c)                                   1,132

Shareholder servicing costs--Note 3(b)                                     239

Miscellaneous                                                              720

TOTAL EXPENSES                                                         185,422

Less--waiver of fees due to undertaking--Note 3(a)                     (2,819)

NET EXPENSES                                                           182,603

INVESTMENT INCOME--NET                                                 196,846
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                  (717,715)

  Short sale transactions                                               11,076

Net realized gain (loss) on financial futures                            2,748

NET REALIZED GAIN (LOSS)                                             (703,891)

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($20,807) net unrealized
  (depreciation) on financial futures]                             (1,783,893)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,487,784)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (2,290,938)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            196,846              454,969

Net realized gain (loss) on investments          (703,891)            (633,175)

Net unrealized appreciation (depreciation)
   on investments                              (1,783,893)          (3,835,888)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,290,938)          (4,014,094)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (115,505)            (322,730)

Service shares                                    (9,173)             (17,148)

Net realized gain on investments:

Initial shares                                         --          (1,023,309)

Service shares                                         --              (5,065)

TOTAL DIVIDENDS                                 (124,678)          (1,368,252)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    547,591           2,519,013

Service shares                                  1,420,757           2,604,786

Dividends reinvested:

Initial shares                                    115,505           1,346,039

Service shares                                      9,173              22,213

Cost of shares redeemed:

Initial shares                                (3,596,479)          (9,333,005)

Service shares                                  (200,886)              (8,848)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (1,704,339)          (2,849,802)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,119,955)          (8,232,148)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            42,438,886           50,671,034

END OF PERIOD                                  38,318,931           42,438,886

Undistributed investment income--net              196,603              124,435

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        41,732             179,661

Shares issued for dividends reinvested              8,569             102,906

Shares redeemed                                 (275,948)            (691,060)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (225,647)            (408,493)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       109,308             196,908

Shares issued for dividends reinvested                682               1,725

Shares redeemed                                  (15,656)                (614)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      94,334              198,019

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                          Six Months Ended
                                             June 30, 2002                                  Year Ended December 31,
                                                                   -----------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.07         14.65         14.64         14.93          12.99         10.60

Investment Operations:

Investment income--net                              .06(a)        .14(a)        .12(a)         .11(a)           .10           .06

Net realized and unrealized
   gain (loss) on investments                        (.79)        (1.30)           .70           .95           1.94          2.40

Total from Investment Operations                     (.73)        (1.16)           .82          1.06           2.04          2.46

Distributions:

Dividends from investment
   income--net                                       (.04)         (.11)         (.14)          (.10)         (.10)         (.01)

Dividends in excess of
   investment income--net                               --            --           --            --             --         (.00)(b)

Dividends from net realized
   gain on investments                                  --         (.31)         (.67)         (1.25)           --           (.06)

Total Distributions                                  (.04)         (.42)         (.81)         (1.35)          (.10)         (.07)

Net asset value, end of period                       12.30        13.07         14.65          14.64          14.93         12.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (5.61)(c)        (7.97)          5.70          7.27          15.69         23.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .44(c)         .90             .87           .86            .83           .99

Ratio of dividends on securities
   sold short to average net assets                     --        .00(d)            --            --             --           .02

Ratio of net investment income
   to average net assets                            .48(c)         1.00            .81           .70            .67           .38

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                        .00(c,d)           .01             --           --             --            --

Portfolio Turnover Rate                           26.97(c)         59.85         149.83       171.41         252.24        188.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      34,730        39,854         50,671       57,099         63,264        52,981

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           Six Months Ended
                                                                            June 30, 2002                 Year Ended December  31,
                                                                                                       -----------------------------
SERVICE SHARES                                                                    (Unaudited)          2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    13.05         14.65             14.65

Investment Operations:

Investment income--net                                                                 .06(b)         .12(b)                --

Net realized and unrealized gain (loss)
   on investments                                                                       (.79)         (1.31)                --

Total from Investment Operations                                                        (.73)         (1.19)                --

Distributions:

Dividends from investment income--net                                                   (.04)          (.10)                --

Dividends from net realized gain on investments                                            --          (.31)                --

Total Distributions                                                                     (.04)          (.41)                --

Net asset value, end of period                                                          12.28          13.05              14.65
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                    (5.64)(c)         (8.17)                --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .49(c)           1.00                --

Ratio of net investment income
   to average net assets                                                               .43(c)            .92                --

Decrease reflected in above expense ratios due to
   undertakings by The Dreyfus Corporation                                             .06(c)            .24                --

Portfolio Turnover Rate                                                              26.97(c)          59.85              149.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   3,589          2,585                  1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Special Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of
Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $156 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $522,975 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $778,201 and long-term capital gains $590,051. The tax character of current year distributions will be
determined    at    the    end    of    the    current    fiscal    year.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under either line of credit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus had agreed, from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, interest expense and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $2,819, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $3,892 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $77 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. The portfolio derived $629 in income from these investments, which is included as interest income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended June 30, 2002:

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------

Long transactions                        10,701,893           12,398,121

Short sale transactions                     305,210              214,355

     TOTAL                               11,007,103           12,612,476

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at June 30, 2002, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2002, are set forth in the Statement of Financial Futures.

At  June  30,  2002,  accumulated net unrealized appreciation on investments was
$1,866,858,   consisting   of   $4,937,858  gross  unrealized  appreciation  and
$3,071,000 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                        For More Information

                        Dreyfus Variable Investment Fund,
                        Special Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  118SA0602